UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07043
Name of Registrant:	Vanguard Admiral Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code:	(610) 669-1000
Date of fiscal year end:	August 31
Date of reporting period:	September 1, 2013 – August 31, 2014
Item 1: Reports to Shareholders

Annual Report | August 31, 2014

Vanguard Money Market Funds

Vanguard Prime Money Market Fund

Vanguard Federal Money Market Fund

Vanguard Admiral™ Treasury Money Market Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Prime Money Market Fund.	10
Federal Money Market Fund.	30
Admiral Treasury Money Market Fund.	42
About Your Fund’s Expenses.	54
Trustees Approve Advisory Arrangements.	56
Glossary.	57

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014
	7-Day	Total
	SEC Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	0.01%	0.02%
Money Market Funds Average		0.00
Institutional Shares	0.05%	0.06%
Institutional Money Market Funds Average		0.00
Money Market Funds Average and Institutional Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Federal Money Market Fund	0.01%	0.02%
Government Money Market Funds Average		0.00
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Admiral Treasury Money Market Fund	0.01%	0.01%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.00

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

While longer-term interest rates rose and then fell over the 12 months ended August 31, 2014, very short-term interest rates remained anchored near zero. As a consequence, money market funds provided little in the way of income.

Vanguard Prime Money Market Fund returned 0.02% for Investor Shares, and its Institutional Shares, with their lower expense ratio, returned 0.06%. Vanguard Federal Money Market Fund returned 0.02% and Vanguard Admiral Treasury Money Market Fund 0.01%. Those slim returns were nevertheless more than the 0.00% average return of each of their peer groups.

The funds’ 7-day SEC yields were little changed from a year earlier. As of August 31, the yield of the Prime Money Market Fund held steady at 0.01% for Investor Shares and ticked up from 0.04% to 0.05% for Institutional Shares. The yield of the Federal Money Market Fund slipped from 0.02% to 0.01%, and that of the Admiral Treasury Money Market Fund stood unchanged at 0.01%.

On a separate note, the Securities and Exchange Commission adopted a number of changes in July to money market fund regulations. With these changes, and the significant safeguards it adopted in 2010, the SEC has issued a strong response to those who believe that institutional money market funds pose a systemic risk to the financial markets. The vast majority of investors in Vanguard money market funds will not be affected by the changes. A brief overview of the new rules can be found in the box on page 7.

Fixed income saw solid gains both at home and abroad
The broad U.S. taxable bond market returned 5.66% for the period, rallying from the drubbing it took a year ago. Municipal bonds fared even better, returning 10.14% as greater investor appetite for tax-exempt income drove up demand and as a decline in new issues limited supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%. The European Central Bank continued its monetary easing, which included the unprecedented step of lowering a key interest rate below zero, to –0.10%, to try to avert deflation and induce banks to lend and thus fuel economic growth. The central banks of Japan and China implemented stimulus measures as well.

Following such a strong advance for bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

Stocks cleared hurdles en route to new highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the 12 months ended August 31. U.S. stocks

Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2014

	One Year	Three Years	Five Years

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

CPI
Consumer Price Index	1.70%	1.64%	1.96%

registered positive results in all but two months, and a late-July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured stocks at different times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Despite very low rates, the advisor eked out incremental income
Bonds have confounded expectations so far in 2014. The markets had anticipated that yields, which had been rising across the board toward the end of 2013, would continue to do so once the Fed began scaling back its unprecedented bond-buying program. That proved to be the case for some shorter-dated bonds, but a revival in investor demand for longer-dated securities sent their yields in the opposite direction even as the Fed pulled back on its purchases.

The yield of the 10-year U.S. Treasury note fell to 2.34% as of August 31, from 2.76% 12 months earlier, and the 30-year Treasury fell to 3.08% from 3.72%. In contrast, the yield of the 3-month Treasury bill ended

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group Average
	Fund
Prime Money Market
Investor Shares	0.17%	0.23%
Institutional Shares	0.10	0.21
Federal Money Market	0.14	0.14
Admiral Treasury Money Market	0.09	0.12

The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2014, the funds’ expense ratios were: for the Prime Money Market Fund, 0.14% for Investor Shares and
0.10% for Institutional Shares; for the Federal Money Market Fund, 0.09%; for the Admiral Treasury Money Market Fund, 0.05%. The expense ratios for the Prime Money Market Fund Investor Shares, the Federal Money Market Fund, and the Admiral Treasury Money Market Fund
reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratios were: for the Prime Money Market Fund Investor Shares, 0.16%; for the Federal Money Market Fund, 0.11%; for the Admiral
Treasury Money Market Fund, 0.09%.

Peer groups: For the Prime Money Market Fund Investor Shares, Money Market Funds, and for the Institutional Shares, Institutional
Money Market Funds; for the Federal Money Market Fund, Government Money Market Funds; and for the Admiral Treasury Money
Market Fund, U.S. Treasury Money Market Funds.

the period at 0.03%, and that of the 6-month bill at 0.06%, both very near where they had started.

Even in this environment, the funds’ advisor, Vanguard Fixed Income Group, was able to find some relative value opportunities among U.S. government securities, which are the focus of the Admiral Treasury and Federal Money Market Funds and make up a significant part of the Prime Money Market Fund as well.

The Prime Money Market Fund, which has a broader investment mandate than the other funds, was able to increase its diversification and make a little more income over the 12 months by adding to its overseas holdings. While lightening the fund’s allocation to U.S. government obligations and commercial paper, the fund’s advisor selectively added high-quality European debt offering attractive yields. The decision to reenter the European market reflects the region’s progress in stabilizing its economy and financial system. The fund continued to hold Australian and Canadian debt as well. (All securities the fund invests in are denominated in U.S. dollars to avoid currency risk.)

The advisor also saw relative value in some new types of securities launched in 2014. They included repurchase agreements with the Fed as the counterparty, which were bought by the Prime Money Market Fund, and a two-year floating-rate note issued by the Treasury, which the advisor included in the Admiral Treasury Money Market Fund.

Total Returns Ten Years Ended August 31, 2014

Average Annual Return

Prime Money Market Fund Investor Shares	1.69%
Money Market Funds Average	1.35
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Federal Money Market Fund	1.62%
Government Money Market Funds Average	1.31
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Treasury Money Market Fund	1.52%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average	1.16
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

For more information about the advisor’s strategies and the funds’ positioning during the year, please see the Advisor’s Report that follows this letter.

Gains that came early on buoyed the three funds’ ten-year returns
Although Fed monetary policy has translated into very low returns for the three funds since the financial crisis began, gains made before then helped lift their performance over the last decade. For the ten years ended August 31, 2014, the average annual return for the Prime Money Market Fund was 1.69% for Investor Shares and 1.82% for Institutional Shares. The Federal Money Market Fund returned a little less than that, 1.62%, and the Admiral Treasury Money Market Fund 1.52%. It’s pleasing to note that all three funds outpaced the average annual returns of their peer funds by 24 to 36 basis points, not insignificant margins given how low yields have been. (A basis point is one-hundredth of a percentage point.)

High costs don’t equal strong fund performance
The adage “You get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Changes in Yields
	SEC 7-Day Annualized Yield
	August 31,	August 31,
Money Market Fund	2014	2013
Prime
Investor Shares	0.01%	0.01%
Institutional Shares	0.05	0.04
Federal	0.01	0.02
Admiral Treasury	0.01	0.01

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard seeks to minimize costs on all our funds. Indexing, of course, is the purest expression of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 11, 2014

New rules on money funds won’t affect most Vanguard investors

New rules governing money market funds garnered significant attention over the summer. But under these rules, approved by the Securities and Exchange Commission (SEC), it will be business as usual for the vast majority of Vanguard clients invested in such funds. A key point is that money market funds catering to individual investors will be allowed to continue to seek to maintain a stable $1 share price, or net asset value (NAV).

The SEC has put in place a new framework that will enable a fund’s board of directors to address a “run on the fund” by imposing redemption fees or even suspending redemptions. The board will be able to take these measures when the fund’s liquidity—the percentage of its assets invested in securities that may be readily traded in the market—falls below a certain predefined level.

More extensive changes are in store for institutional money market funds, which proved more susceptible to large-scale redemptions during the 2008–2009 financial crisis. Most significantly, these funds will have to shift from a fixed share price to a floating NAV.

Although some rules must be implemented sooner, the compliance date for the core reforms is in autumn 2016, which gives investors time to find alternatives if they wish. We will no doubt be reporting to you again as we work through the implications of these changes for our clients and our lineup of funds.

Advisor’s Report

With short-term interest rates hovering near zero for more than five years now, money market instruments yielded little return for the fiscal year ended August 31, 2014. Vanguard Prime Money Market Fund returned 0.02% for Investor Shares and 0.06% for Institutional Shares. Vanguard Federal Money Market Fund returned 0.02% and Vanguard Admiral Treasury Money Market Fund 0.01%. While those returns are frustratingly low, the funds continued to fulfill their crucial role for investors as a very liquid, high-quality cash management vehicle.

The investment environment
Bond yields drifted higher toward the end of 2013 in anticipation that the Federal Reserve would start dialing back its bond purchases given what it deemed to be sufficient underlying strength in the economy. But yields at the longer end of the curve reversed course in the new year, in part because the economy unexpectedly contracted in the first quarter. Severe winter weather took a toll on housing, consumer spending, and employment; that in turn made any imminent rise in interest rates seem less probable. So, too, did forward guidance from the Fed that it was likely to keep rates low even after its bond-buying ended.

A revival in demand in 2014 for longer-term bonds also contributed to the drop in their yields. Some investors began to rebalance their portfolios out of equities and into bonds after last year’s strong run-up in the stock market. More demand also came from international buyers who saw relative value in U.S. bonds. And heightened tensions in Eastern Europe and the Middle East drove more risk-averse investors to turn to bonds as a safe harbor for their assets.

For money market instruments, however, yields remained close to zero throughout the fiscal year.

Portfolio adjustments
As you may have heard, the Securities and Exchange Commission (SEC) announced in July a number of changes to money market fund regulations. The changes aim to ensure greater stability and transparency for these funds. (See page 7.) We expect these changes to have minimal impact on our money market funds, which are already conservatively managed.

As we have a very broad and active credit-review process, European bank debt came back on our radar early this fiscal year because of improvements in the region’s economies and in balance sheets since the financial crisis. In particular, our analysis identified opportunities for the Prime Money Market Fund to further diversify and capture some incremental yield from debt issued by British and Northern European banks. Along with Canadian and Australian debt, the fund’s exposure to foreign securities totaled about 37% of the fund’s assets at the end of the period.

The Prime Money Market Fund also began investing in repurchase agreements with the Fed as the counterparty. In these “repos,” the fund pays cash and receives Treasury bonds from the Fed overnight; in return, the fund receives its money back the next day plus an agreed-upon amount of interest. One attraction of the repos is their very high credit quality given that the counterparty is the Fed. These securities also qualify as weekly liquidity, which makes them useful in light of the new SEC regulations.

In the Admiral Treasury Money Market Fund, we have begun to include 2-year floating-rate Treasury notes. They offer some additional yield over a 3-month Treasury bill as well as some diversification in a portfolio whose choices are limited to securities backed by the full faith and credit of the U.S. government.

The outlook
We expect growth in the U.S. economy to pick up, allowing the Fed to stay on schedule with ending its bond purchases later this year and to begin slowly tightening the federal funds rate sometime in 2015. The tightening is likely to end, however, at a level below the historical average.

As the eventual tightening of monetary policy is likely to be accompanied by an increase in market volatility, we will stand ready to take advantage of any price dislocations that may arise.

We are also entering the new fiscal year with weighted average maturities in the Prime and Federal Money Market Funds a little shorter than they were this time last year. That will give us the dry powder to take advantage of opportunities to invest in higher-yielding securities even if they lengthen the funds’ average maturity.

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out ways to produce competitive returns.

David R. Glocke, Principal

Vanguard Fixed Income Group

September 17, 2014

Prime Money Market Fund

Fund Profile
As of August 31, 2014

Financial Attributes
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.17%	0.10%
7-Day SEC Yield	0.01%	0.05%
Average Weighted
Maturity	55 days	55 days

Sector Diversification (% of portfolio)
Certificates of Deposit	9.3%
U.S. Commercial Paper	5.3
U.S. Government Obligations	20.0
U.S. Treasury Bills	25.1
Yankee/Foreign	37.3
Other	3.0
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. The lowest rating for each issue is used. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.14% for Investor Shares and 0.10% for Institutional Shares. The expense ratio for the Prime Money Market Fund Investor Shares reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio for the Prime Money Market Fund Investor Shares was 0.16%.

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2004, Through August 31, 2014
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended August 31, 2014

				Final Value of a $10,000 Investment
	One Year	Five Years	Ten Years

Prime Money Market Fund Investor
Shares	0.02%	0.04%	1.69%	$11,820

Money Market Funds Average	0.00	0.00	1.35	11,429
Citigroup Three-Month U.S. Treasury
Bill Index	0.04	0.07	1.51	11,643

Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value of a $5,000,000 Investment
	One Year	Five Years	Ten Years

Prime Money Market Fund Institutional
Shares	0.06%	0.13%	1.82%	$5,985,450

Institutional Money Market Funds Average	0.00	0.04	1.58	5,849,666
Citigroup Three-Month U.S. Treasury Bill
Index	0.04	0.07	1.51	5,821,292

See Financial Highlights for dividend information.

Prime Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2004, Through August 31, 2014		Money Market Funds Average Total Returns

	Investor Shares
Fiscal Year	Total Returns
2005	2.31%	1.68%
2006	4.38	3.69
2007	5.23	4.55
2008	3.60	3.02
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.02	0.00
7-day SEC yield (8/31/2014): 0.01%
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years

Investor Shares	6/4/1975	0.02%	0.05%	1.70%
Institutional Shares	10/3/1989	0.06	0.14	1.84

Prime Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec. gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (44.7%)
2	Fannie Mae Discount Notes	0.075%	9/8/14	68,850	68,849
2	Fannie Mae Discount Notes	0.070%	10/2/14	88,636	88,631
2	Fannie Mae Discount Notes	0.070%	10/7/14	2,316	2,316
2	Fannie Mae Discount Notes	0.065%	10/22/14	50,000	49,995
3	Federal Home Loan Bank Discount Notes	0.070%	9/5/14	431,816	431,813
3	Federal Home Loan Bank Discount Notes	0.070%	9/10/14	534,930	534,921
3	Federal Home Loan Bank Discount Notes	0.070%–0.072%	9/12/14	2,461,927	2,461,874
3	Federal Home Loan Bank Discount Notes	0.079%	9/17/14	6,103	6,103
3	Federal Home Loan Bank Discount Notes	0.079%–0.085%	9/19/14	642,000	641,974
3	Federal Home Loan Bank Discount Notes	0.085%	9/24/14	2,050,000	2,049,889
3	Federal Home Loan Bank Discount Notes	0.084%–0.085%	9/26/14	836,632	836,583
3	Federal Home Loan Bank Discount Notes	0.070%	10/2/14	43,500	43,497
3	Federal Home Loan Bank Discount Notes	0.070%	10/3/14	596,301	596,263
3	Federal Home Loan Bank Discount Notes	0.070%–0.074%	10/8/14	3,150,000	3,149,761
3	Federal Home Loan Bank Discount Notes	0.072%–0.074%	10/10/14	1,165,000	1,164,907
3	Federal Home Loan Bank Discount Notes	0.072%	10/15/14	2,908,900	2,908,644
3	Federal Home Loan Bank Discount Notes	0.070%	10/17/14	909,000	908,919
3	Federal Home Loan Bank Discount Notes	0.065%	10/22/14	25,000	24,998
3	Federal Home Loan Bank Discount Notes	0.065%	10/24/14	1,226,875	1,226,758
3	Federal Home Loan Bank Discount Notes	0.068%	10/29/14	231,000	230,975
3	Federal Home Loan Bank Discount Notes	0.070%	10/31/14	267,450	267,419
[3,4]	Federal Home Loan Banks	0.136%	10/1/14	150,000	149,997
[3,4]	Federal Home Loan Banks	0.101%	11/3/14	199,000	199,000
[3,4]	Federal Home Loan Banks	0.110%	2/27/15	496,000	495,975
[3,4]	Federal Home Loan Banks	0.117%	3/10/15	97,500	97,500
[2,4]	Federal National Mortgage Assn.	0.137%	9/11/14	2,350,000	2,349,987
[2,4]	Federal National Mortgage Assn.	0.125%	2/27/15	3,350,000	3,349,588
[2,4]	Federal National Mortgage Assn.	0.126%	8/5/15	1,775,000	1,774,666
2	Freddie Mac Discount Notes	0.075%	9/10/14	43,750	43,749
	United States Treasury Bill	0.083%	9/11/14	250,000	249,994
	United States Treasury Bill	0.051%	11/13/14	1,200,000	1,199,876
	United States Treasury Bill	0.052%–0.053%	11/28/14	2,500,000	2,499,680
	United States Treasury Bill	0.052%–0.055%	12/4/14	2,150,000	2,149,699
	United States Treasury Bill	0.065%	12/11/14	500,000	499,909

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
United States Treasury Bill	0.067%–0.068%	12/18/14	1,700,000	1,699,657
United States Treasury Bill	0.065%	1/2/15	754,325	754,157
United States Treasury Bill	0.058%–0.060%	1/29/15	3,350,000	3,349,167
United States Treasury Bill	0.056%	2/5/15	2,840,000	2,839,306
United States Treasury Bill	0.050%–0.051%	2/12/15	2,784,800	2,784,163
United States Treasury Bill	0.046%	2/19/15	1,000,000	999,783
5 United States Treasury Bill	0.046%–0.052%	2/26/15	2,495,000	2,494,410
United States Treasury Note/Bond	0.250%	9/15/14	735,000	735,034
United States Treasury Note/Bond	0.250%	9/30/14	703,000	703,085
United States Treasury Note/Bond	2.375%	9/30/14	396,000	396,705
United States Treasury Note/Bond	0.500%	10/15/14	100,000	100,046
United States Treasury Note/Bond	2.375%	10/31/14	1,502,000	1,507,580
United States Treasury Note/Bond	0.375%	11/15/14	3,080,000	3,081,835
United States Treasury Note/Bond	4.250%	11/15/14	767,250	773,760
United States Treasury Note/Bond	0.250%	11/30/14	646,000	646,283
United States Treasury Note/Bond	2.125%	11/30/14	1,138,000	1,143,640
United States Treasury Note/Bond	0.250%	12/15/14	155,000	155,082
United States Treasury Note/Bond	4.000%	2/15/15	50,000	50,889
United States Treasury Note/Bond	0.250%	2/28/15	361,000	361,310
United States Treasury Note/Bond	2.375%	2/28/15	759,500	768,166
United States Treasury Note/Bond	0.375%	3/15/15	300,000	300,475
Total U.S. Government and Agency Obligations (Cost $58,399,242)				58,399,242
Commercial Paper (19.5%)
Finance—Auto (1.2%)
American Honda Finance Corp.	0.130%	9/22/14	80,000	79,994
American Honda Finance Corp.	0.130%	9/26/14	46,000	45,996
American Honda Finance Corp.	0.140%	10/6/14	57,300	57,292
American Honda Finance Corp.	0.140%	11/6/14	91,000	90,977
American Honda Finance Corp.	0.140%	11/7/14	48,000	47,987
American Honda Finance Corp.	0.140%	11/10/14	61,000	60,983
American Honda Finance Corp.	0.140%	11/13/14	54,500	54,485
American Honda Finance Corp.	0.140%	11/14/14	103,000	102,970
4 Toyota Motor Credit Corp.	0.175%	9/18/14	194,000	194,000
Toyota Motor Credit Corp.	0.200%	10/1/14	145,500	145,476
4 Toyota Motor Credit Corp.	0.196%	10/31/14	158,000	158,000
4 Toyota Motor Credit Corp.	0.196%	11/5/14	75,000	75,000
4 Toyota Motor Credit Corp.	0.199%	11/7/14	99,000	99,000
4 Toyota Motor Credit Corp.	0.196%	11/13/14	54,000	54,000
4 Toyota Motor Credit Corp.	0.207%	12/4/14	221,000	221,000
4 Toyota Motor Credit Corp.	0.196%	1/5/15	74,000	74,000
				1,561,160
Finance—Other (1.3%)
General Electric Capital Corp.	0.190%	9/29/14	99,000	98,985
General Electric Capital Corp.	0.190%	10/2/14	149,000	148,976
General Electric Capital Corp.	0.190%	11/4/14	233,000	232,921
General Electric Capital Corp.	0.190%	11/5/14	124,500	124,457
General Electric Capital Corp.	0.190%	11/7/14	123,000	122,957
General Electric Capital Corp.	0.190%	11/12/14	123,500	123,453
General Electric Capital Corp.	0.190%	11/19/14	100,000	99,958
General Electric Capital Corp.	0.190%	12/1/14	173,000	172,917
General Electric Capital Corp.	0.170%	12/4/14	76,000	75,966
General Electric Capital Corp.	0.190%	12/8/14	49,500	49,475
General Electric Capital Corp.	0.210%	2/5/15	49,500	49,455

14

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
	General Electric Capital Corp.	0.210%	2/6/15	49,500	49,454
	General Electric Capital Corp.	0.200%	2/13/15	99,000	98,909
	General Electric Capital Corp.	0.200%	2/23/15	38,750	38,712
6	Govco LLC	0.180%	9/16/14	76,000	75,994
6	Old Line Funding LLC	0.150%	9/29/14	59,000	58,993
6	Old Line Funding LLC	0.170%	12/1/14	50,027	50,006
					1,671,588
Foreign Banks (11.8%)
[4,6]	Australia & New Zealand Banking Group, Ltd.	0.215%	9/16/14	40,000	40,000
[4,6]	Australia & New Zealand Banking Group, Ltd.	0.167%	10/9/14	397,000	396,998
[4,6]	Australia & New Zealand Banking Group, Ltd.	0.165%	10/24/14	377,000	377,000
[4,6]	Australia & New Zealand Banking Group, Ltd.	0.226%	11/20/14	250,000	250,000
[4,6]	Australia & New Zealand Banking Group, Ltd.	0.191%	2/13/15	247,500	247,494
[4,6]	Australia & New Zealand Banking Group, Ltd.	0.225%	2/25/15	417,000	417,000
[4,6]	Australia & New Zealand Banking Group, Ltd.	0.226%	3/5/15	134,000	134,000
[4,6]	Australia & New Zealand Banking Group, Ltd.	0.226%	3/5/15	226,000	226,000
[4,6]	Australia & New Zealand Banking Group, Ltd.	0.228%	5/7/15	247,000	246,991
[4,6]	Australia & New Zealand Banking Group, Ltd.	0.221%	5/14/15	247,500	247,491
[4,6]	Commonwealth Bank of Australia	0.225%	9/25/14	750,000	750,000
[4,6]	Commonwealth Bank of Australia	0.225%	10/24/14	39,500	39,502
[4,6]	Commonwealth Bank of Australia	0.176%	11/12/14	247,500	247,500
[4,6]	Commonwealth Bank of Australia	0.226%	11/28/14	90,000	90,000
[4,6]	Commonwealth Bank of Australia	0.226%	12/5/14	198,000	198,000
[4,6]	Commonwealth Bank of Australia	0.186%	12/17/14	44,000	43,999
[4,6]	Commonwealth Bank of Australia	0.226%	1/16/15	142,000	141,997
[4,6]	Commonwealth Bank of Australia	0.237%	2/6/15	173,000	172,996
[4,6]	Commonwealth Bank of Australia	0.234%	2/13/15	181,000	180,997
[4,6]	Commonwealth Bank of Australia	0.225%	2/20/15	223,000	222,997
[4,6]	Commonwealth Bank of Australia	0.226%	3/16/15	193,000	192,995
[4,6]	Commonwealth Bank of Australia	0.236%	3/23/15	500,000	500,000
[4,6]	Commonwealth Bank of Australia	0.236%	3/30/15	530,000	529,992
6	DNB Bank ASA	0.190%	9/5/14	165,000	164,996
6	DNB Bank ASA	0.170%	10/8/14	750,000	749,869
[4,6]	National Australia Funding Delaware Inc.	0.205%	2/23/15	1,000,000	1,000,000
6	Nordea Bank AB	0.210%	9/9/14	600,000	599,972
6	Nordea Bank AB	0.225%	10/20/14	34,650	34,639
6	Nordea Bank AB	0.225%	10/23/14	120,000	119,961
6	Nordea Bank AB	0.225%	10/24/14	45,000	44,985
6	Nordea Bank AB	0.225%	10/27/14	125,000	124,956
6	Skandinaviska Enskilda Banken AB	0.170%	9/4/14	305,000	304,996
6	Skandinaviska Enskilda Banken AB	0.170%	9/11/14	255,000	254,988
6	Skandinaviska Enskilda Banken AB	0.170%	10/1/14	495,000	494,930
6	Skandinaviska Enskilda Banken AB	0.170%	10/2/14	136,000	135,980
6	Svenska Handelsbanken Inc.	0.220%	9/26/14	375,000	374,943
6	Svenska Handelsbanken Inc.	0.205%	11/7/14	495,000	494,811
	Swedbank AB	0.165%	9/12/14	197,000	196,990
	Swedbank AB	0.165%	9/18/14	200,000	199,984
	Swedbank AB	0.165%	9/23/14	150,000	149,985
	Swedbank AB	0.165%	9/24/14	150,000	149,984
	Swedbank AB	0.170%	10/6/14	76,000	75,987
	Swedbank AB	0.180%	10/7/14	167,000	166,970
	Swedbank AB	0.170%	10/8/14	153,000	152,973
	Swedbank AB	0.170%	10/9/14	153,000	152,973
	Swedbank AB	0.170%	10/10/14	13,000	12,998

15

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
	Swedbank AB	0.180%	10/24/14	200,000	199,947
	Swedbank AB	0.180%	10/27/14	200,000	199,944
	Swedbank AB	0.180%	10/28/14	100,000	99,971
	Swedbank AB	0.190%	10/30/14	196,000	195,939
	Swedbank AB	0.190%	10/31/14	14,000	13,996
	Swedbank AB	0.190%	11/6/14	185,000	184,936
[4,6]	Westpac Banking Corp.	0.225%	9/17/14	201,000	201,000
[4,6]	Westpac Banking Corp.	0.226%	9/19/14	201,000	201,000
[4,6]	Westpac Banking Corp.	0.225%	9/22/14	1,071,000	1,071,000
[4,6]	Westpac Banking Corp.	0.226%	11/14/14	97,000	97,000
[4,6]	Westpac Banking Corp.	0.229%	12/8/14	550,000	550,000
[4,6]	Westpac Banking Corp.	0.226%	3/5/15	100,000	100,006
[4,6]	Westpac Banking Corp.	0.226%	3/13/15	42,350	42,350
[4,6]	Westpac Banking Corp.	0.227%	7/10/15	200,000	199,992
					15,409,900
Foreign Governments (1.2%)
6	CDP Financial Inc.	0.150%	9/9/14	49,000	48,998
6	CDP Financial Inc.	0.160%	9/15/14	24,750	24,748
6	CDP Financial Inc.	0.190%	9/16/14	29,750	29,748
6	CDP Financial Inc.	0.160%	9/18/14	19,750	19,748
6	CDP Financial Inc.	0.190%	10/1/14	49,500	49,492
6	CDP Financial Inc.	0.190%	10/10/14	49,500	49,490
6	CDP Financial Inc.	0.190%	10/28/14	39,500	39,488
6	CDP Financial Inc.	0.190%	10/29/14	20,000	19,994
6	CDP Financial Inc.	0.190%	11/3/14	49,500	49,484
6	CDP Financial Inc.	0.190%	11/4/14	24,750	24,742
6	CDP Financial Inc.	0.210%	11/25/14	19,750	19,740
7	CPPIB Capital Inc.	0.140%	9/2/14	248,000	247,999
7	CPPIB Capital Inc.	0.140%	9/3/14	35,000	35,000
7	CPPIB Capital Inc.	0.140%	9/4/14	119,000	118,999
7	CPPIB Capital Inc.	0.140%	9/12/14	118,500	118,495
7	CPPIB Capital Inc.	0.140%	10/1/14	77,000	76,991
7	CPPIB Capital Inc.	0.140%	10/2/14	125,500	125,485
7	CPPIB Capital Inc.	0.140%	10/6/14	136,750	136,731
7	PSP Capital Inc.	0.140%	9/2/14	22,000	22,000
7	PSP Capital Inc.	0.140%	9/5/14	15,000	15,000
7	PSP Capital Inc.	0.140%	9/10/14	42,000	41,998
7	PSP Capital Inc.	0.150%	9/15/14	23,000	22,999
7	PSP Capital Inc.	0.150%	9/17/14	52,000	51,997
7	PSP Capital Inc.	0.160%	9/22/14	30,750	30,747
7	PSP Capital Inc.	0.150%	10/14/14	17,600	17,597
7	PSP Capital Inc.	0.150%	10/16/14	24,000	23,995
7	PSP Capital Inc.	0.160%	11/19/14	43,250	43,235
7	PSP Capital Inc.	0.160%	11/25/14	53,000	52,980
					1,557,920
Foreign Industrial (1.3%)
6	Anheuser-Busch Inbev Worldwide Inc.	0.120%	9/2/14	31,700	31,700
6	BASF SE	0.130%	9/23/14	76,000	75,994
6	BASF SE	0.130%	9/24/14	95,000	94,992
6	BASF SE	0.130%	9/26/14	76,000	75,993
6	GlaxoSmithKline Finance plc	0.120%	9/3/14	99,000	98,999
6	GlaxoSmithKline Finance plc	0.120%	9/15/14	146,000	145,993
6	GlaxoSmithKline Finance plc	0.130%	9/25/14	38,000	37,997
6	GlaxoSmithKline Finance plc	0.130%	9/30/14	168,500	168,482

16

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
6 GlaxoSmithKline Finance plc	0.140%	10/2/14	99,000	98,988
6 GlaxoSmithKline Finance plc	0.140%	10/8/14	123,000	122,982
6 GlaxoSmithKline Finance plc	0.140%	10/14/14	107,000	106,982
6 GlaxoSmithKline Finance plc	0.155%	10/31/14	231,000	230,940
6 Nestle Capital Corp.	0.180%	1/28/15	123,500	123,408
Nestle Finance International Ltd.	0.180%	2/23/15	116,000	115,899
6 Sanofi	0.130%	9/19/14	39,000	38,998
6 Sanofi	0.130%	9/26/14	36,000	35,997
Toyota Credit Canada Inc.	0.210%	9/17/14	41,000	40,996
Toyota Credit Canada Inc.	0.210%	9/18/14	42,000	41,996
Toyota Credit Canada Inc.	0.210%	10/20/14	40,000	39,989
Toyota Credit Canada Inc.	0.220%	1/6/15	19,500	19,485
				1,746,810
Industrial (2.7%)
6 Apple Inc.	0.150%	11/5/14	19,500	19,495
6 Apple Inc.	0.150%	11/10/14	20,000	19,994
6 Chevron Corp.	0.120%	9/17/14	75,000	74,996
6 Chevron Corp.	0.120%	9/18/14	75,000	74,996
6 Procter & Gamble Co.	0.160%	10/23/14	49,000	48,989
6 Procter & Gamble Co.	0.160%	10/24/14	99,000	98,977
6 Procter & Gamble Co.	0.160%	10/27/14	99,000	98,975
6 Procter & Gamble Co.	0.160%	10/30/14	72,500	72,481
6 Procter & Gamble Co.	0.160%	10/31/14	109,000	108,971
6 Procter & Gamble Co.	0.170%	12/1/14	49,500	49,479
6 The Coca-Cola Co.	0.180%	9/2/14	49,500	49,500
6 The Coca-Cola Co.	0.180%	9/3/14	49,500	49,499
6 The Coca-Cola Co.	0.180%	9/4/14	79,500	79,499
6 The Coca-Cola Co.	0.180%	9/5/14	79,000	78,998
6 The Coca-Cola Co.	0.180%	9/8/14	80,000	79,997
6 The Coca-Cola Co.	0.180%	10/3/14	109,000	108,983
6 The Coca-Cola Co.	0.180%	10/9/14	148,500	148,472
6 The Coca-Cola Co.	0.180%	10/14/14	49,500	49,489
6 The Coca-Cola Co.	0.170%	11/6/14	198,750	198,688
6 The Coca-Cola Co.	0.170%	11/12/14	49,500	49,483
6 The Coca-Cola Co.	0.170%	11/13/14	148,500	148,449
6 The Coca-Cola Co.	0.170%	11/14/14	247,500	247,414
6 The Coca-Cola Co.	0.170%	11/17/14	124,000	123,955
6 The Coca-Cola Co.	0.180%	1/7/15	99,000	98,937
6 The Coca-Cola Co.	0.180%	1/9/15	50,000	49,967
6 The Coca-Cola Co.	0.190%	1/29/15	198,000	197,843
6 The Coca-Cola Co.	0.190%	1/30/15	198,000	197,842
6 The Coca-Cola Co.	0.190%	2/2/15	49,500	49,460
6 The Coca-Cola Co.	0.190%	2/5/15	74,250	74,188
6 The Coca-Cola Co.	0.200%	2/11/15	198,000	197,821
6 The Coca-Cola Co.	0.200%	2/13/15	197,500	197,319
6 The Coca-Cola Co.	0.200%	2/18/15	97,996	97,903
6 The Coca-Cola Co.	0.200%	2/19/15	50,000	49,952
6 The Coca-Cola Co.	0.200%	2/23/15	49,000	48,952
6 The Coca-Cola Co.	0.200%	2/25/15	50,000	49,951
6 The Coca-Cola Co.	0.200%	2/26/15	149,000	148,853
				3,538,767
Total Commercial Paper (Cost $25,486,145)				25,486,145

17

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
Certificates of Deposit (31.1%)
Domestic Banks (7.9%)
Branch Banking & Trust Co.	0.190%	9/24/14	455,000	455,000
Citibank NA	0.210%	9/17/14	746,000	746,000
Citibank NA	0.210%	9/18/14	729,000	729,000
Citibank NA	0.200%	10/1/14	985,000	985,000
Citibank NA	0.195%	10/17/14	335,000	335,000
Citibank NA	0.210%	11/17/14	350,000	350,000
State Street Bank & Trust Co.	0.190%	9/10/14	991,000	991,000
State Street Bank & Trust Co.	0.200%	10/1/14	500,000	500,000
State Street Bank & Trust Co.	0.200%	10/6/14	208,500	208,500
State Street Bank & Trust Co.	0.200%	12/15/14	538,000	538,000
4 State Street Bank & Trust Co.	0.205%	12/15/14	500,000	500,000
4 Wells Fargo Bank NA	0.206%	11/5/14	510,000	510,000
Wells Fargo Bank NA	0.210%	11/6/14	395,000	395,000
4 Wells Fargo Bank NA	0.227%	1/29/15	612,000	612,000
4 Wells Fargo Bank NA	0.227%	2/11/15	495,000	495,000
4 Wells Fargo Bank NA	0.196%	2/20/15	360,000	360,000
4 Wells Fargo Bank NA	0.226%	3/3/15	480,000	480,000
4 Wells Fargo Bank NA	0.225%	3/24/15	400,000	400,000
4 Wells Fargo Bank NA	0.226%	4/1/15	160,000	160,000
4 Wells Fargo Bank NA	0.235%	5/15/15	420,000	420,000
4 Wells Fargo Bank NA	0.236%	6/4/15	70,000	70,000
				10,239,500
Eurodollar Certificates of Deposit (1.3%)
National Australia Bank Ltd.	0.190%	9/25/14	200,000	200,000
National Australia Bank Ltd.	0.190%	9/26/14	525,000	525,000
National Australia Bank Ltd.	0.200%	10/27/14	200,000	200,000
National Australia Bank Ltd.	0.200%	10/28/14	525,000	525,000
National Australia Bank Ltd.	0.210%	12/4/14	255,000	255,000
				1,705,000
Yankee Certificates of Deposit (21.9%)
4 Australia & New Zealand Banking Group, Ltd.
(New York Branch)	0.207%	1/12/15	79,000	79,000
4 Australia & New Zealand Banking Group, Ltd.
(New York Branch)	0.223%	3/9/15	50,000	49,999
4 Bank of Montreal (Chicago Branch)	0.176%	9/3/14	770,000	770,000
4 Bank of Montreal (Chicago Branch)	0.226%	9/5/14	81,150	81,150
Bank of Montreal (Chicago Branch)	0.170%	9/10/14	746,000	746,000
Bank of Montreal (Chicago Branch)	0.170%	10/2/14	620,000	620,000
4 Bank of Montreal (Chicago Branch)	0.186%	10/14/14	493,000	493,000
4 Bank of Montreal (Chicago Branch)	0.186%	11/3/14	280,000	279,998
4 Bank of Montreal (Chicago Branch)	0.189%	12/8/14	115,000	114,994
Bank of Nova Scotia (Houston Branch)	0.180%	9/15/14	700,000	699,999
Bank of Nova Scotia (Houston Branch)	0.180%	9/16/14	140,000	140,000
4 Bank of Nova Scotia (Houston Branch)	0.185%	10/27/14	350,000	349,997
4 Bank of Nova Scotia (Houston Branch)	0.187%	10/31/14	779,000	778,993
Bank of Nova Scotia (Houston Branch)	0.200%	12/4/14	645,000	645,000
Bank of Nova Scotia (Houston Branch)	0.220%	12/12/14	208,000	208,000
Bank of Nova Scotia (Houston Branch)	0.230%	2/18/15	430,000	429,990
4 Canadian Imperial Bank of Commerce
(New York Branch)	0.801%	9/19/14	77,000	77,025

18

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
4 Canadian Imperial Bank of Commerce
(New York Branch)	0.490%	11/3/14	93,000	93,054
Credit Suisse (New York Branch)	0.220%	9/5/14	500,000	500,000
Credit Suisse (New York Branch)	0.220%	9/12/14	200,000	200,000
Credit Suisse (New York Branch)	0.250%	9/15/14	440,000	440,000
Credit Suisse (New York Branch)	0.250%	9/16/14	535,000	535,000
DNB Bank ASA (New York Branch)	0.165%	9/9/14	193,000	193,000
DNB Bank ASA (New York Branch)	0.165%	9/23/14	198,000	198,000
DNB Bank ASA (New York Branch)	0.165%	10/8/14	149,000	149,000
DNB Bank ASA (New York Branch)	0.165%	10/9/14	65,000	65,000
DNB Bank ASA (New York Branch)	0.185%	10/23/14	198,000	198,000
DNB Bank ASA (New York Branch)	0.185%	11/3/14	300,000	300,000
DNB Bank ASA (New York Branch)	0.180%	11/18/14	750,000	750,000
Lloyds TSB Bank plc (New York Branch)	0.170%	9/22/14	500,000	500,000
Lloyds TSB Bank plc (New York Branch)	0.170%	10/17/14	800,000	800,000
Lloyds TSB Bank plc (New York Branch)	0.170%	10/17/14	500,000	500,000
Nordea Bank Finland plc (New York Branch)	0.205%	9/15/14	425,000	424,999
Nordea Bank Finland plc (New York Branch)	0.205%	9/17/14	425,000	424,999
Nordea Bank Finland plc (New York Branch)	0.210%	9/18/14	357,000	357,000
Nordea Bank Finland plc (New York Branch)	0.220%	10/22/14	95,000	94,999
Nordea Bank Finland plc (New York Branch)	0.215%	11/3/14	115,000	114,999
Nordea Bank Finland plc (New York Branch)	0.215%	11/24/14	200,000	199,998
Nordea Bank Finland plc (New York Branch)	0.215%	11/24/14	250,000	249,997
Nordea Bank Finland plc (New York Branch)	0.215%	12/1/14	215,000	215,000
4 Rabobank Nederland (New York Branch)	0.187%	10/6/14	575,000	575,000
4 Rabobank Nederland (New York Branch)	0.188%	10/7/14	611,000	611,000
4 Rabobank Nederland (New York Branch)	0.186%	10/14/14	1,600,000	1,600,000
4 Rabobank Nederland (New York Branch)	0.185%	10/24/14	500,000	500,000
4 Rabobank Nederland (New York Branch)	0.187%	10/31/14	500,000	500,000
Rabobank Nederland (New York Branch)	0.210%	12/5/14	50,000	50,001
4 Royal Bank of Canada (New York Branch)	0.205%	11/24/14	250,000	250,000
4 Royal Bank of Canada (New York Branch)	0.206%	12/1/14	440,000	440,000
4 Royal Bank of Canada (New York Branch)	0.236%	2/12/15	90,500	90,500
4 Royal Bank of Canada (New York Branch)	0.236%	2/20/15	157,250	157,250
4 Royal Bank of Canada (New York Branch)	0.235%	2/23/15	450,000	450,000
4 Royal Bank of Canada (New York Branch)	0.236%	3/4/15	497,000	497,000
4 Royal Bank of Canada (New York Branch)	0.235%	3/24/15	300,000	300,000
Svenska Handelsbanken (New York Branch)	0.215%	9/11/14	380,000	380,000
Svenska Handelsbanken (New York Branch)	0.225%	9/26/14	99,500	99,500
Svenska Handelsbanken (New York Branch)	0.215%	11/26/14	700,000	700,000
Svenska Handelsbanken (New York Branch)	0.200%	12/1/14	124,000	123,998
Svenska Handelsbanken (New York Branch)	0.215%	12/12/14	495,000	495,000
Svenska Handelsbanken (New York Branch)	0.200%	12/15/14	520,000	520,000
Svenska Handelsbanken (New York Branch)	0.200%	12/17/14	185,000	185,000
Toronto Dominion Bank (New York Branch)	0.200%	10/6/14	496,000	496,000
4 Toronto Dominion Bank (New York Branch)	0.186%	10/14/14	198,000	198,000
4 Toronto Dominion Bank (New York Branch)	0.186%	10/28/14	200,000	200,000
4 Toronto Dominion Bank (New York Branch)	0.215%	11/18/14	510,000	510,000
4 Toronto Dominion Bank (New York Branch)	0.215%	11/24/14	220,000	220,000
4 Toronto Dominion Bank (New York Branch)	0.215%	12/19/14	302,000	302,000
4 Toronto Dominion Bank (New York Branch)	0.216%	2/3/15	495,000	495,000
4 Toronto Dominion Bank (New York Branch)	0.217%	2/6/15	500,000	500,000
4 Toronto Dominion Bank (New York Branch)	0.215%	5/18/15	400,000	400,000
4 Toronto Dominion Bank (New York Branch)	0.227%	6/8/15	296,000	296,000

19

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
4	Toronto Dominion Bank (New York Branch)	0.225%	6/17/15	205,000	205,000
	UBS AG (Stamford Branch)	0.170%	9/2/14	275,000	275,000
	UBS AG (Stamford Branch)	0.180%	9/26/14	640,000	640,000
4	Westpac Banking Corp. (New York Branch)	0.215%	9/26/14	198,000	197,999
4	Westpac Banking Corp. (New York Branch)	0.226%	11/21/14	250,000	250,000
4	Westpac Banking Corp. (New York Branch)	0.226%	12/12/14	299,000	299,000
4	Westpac Banking Corp. (New York Branch)	0.225%	12/29/14	230,000	230,000
4	Westpac Banking Corp. (New York Branch)	0.227%	1/6/15	130,000	129,998
4	Westpac Banking Corp. (New York Branch)	0.225%	7/16/15	200,000	199,990
					28,634,426
Total Certificates of Deposit (Cost $40,578,926)					40,578,926
Other Notes (1.5%)
	Bank of America NA	0.190%	9/4/14	300,000	300,000
	Bank of America NA	0.190%	9/8/14	198,000	198,000
	Bank of America NA	0.190%	9/8/14	495,000	495,000
	Bank of America NA	0.190%	9/9/14	198,000	198,000
	Bank of America NA	0.190%	9/12/14	495,000	495,000
	Bank of America NA	0.200%	10/2/14	228,000	228,000
Total Other Notes (Cost $1,914,000)					1,914,000

				Shares
Money Market Fund (1.3%)
8	Vanguard Municipal Cash Management Fund
	(Cost $1,743,546)	0.047%		1,743,545,637	1,743,546

				Face
				Amount
				($000)
Tax-Exempt Municipal Bonds (0.1%)
9	Arizona Health Facilities Authority Revenue
	(Banner Health) VRDO	0.050%	9/5/14	25,500	25,500
9	District of Columbia Revenue
	(Washington Drama Society) VRDO	0.060%	9/5/14	400	400
	Texas Department of Housing & Community
	Affairs Single Family Revenue VRDO	0.060%	9/5/14	12,940	12,940
	Texas Department of Housing & Community
	Affairs Single Mortgage Revenue VRDO	0.060%	9/5/14	41,200	41,200
9	Warren County KY Revenue
	(Western Kentucky University Student Life
	Foundation Inc. Project) VRDO	0.060%	9/5/14	14,900	14,900
9	Wisconsin Health & Educational Facilities
	Authority Revenue (Gundersen Lutheran) VRDO	0.080%	9/5/14	11,000	11,000
9	Wisconsin Health & Educational Facilities
	Authority Revenue (University of Wisconsin
	Medical Foundation) VRDO	0.070%	9/5/14	20,695	20,695
Total Tax-Exempt Municipal Bonds (Cost $126,635)					126,635
Corporate Bonds (1.2%)
Finance (0.3%)
4	Royal Bank of Canada	0.462%	1/6/15	265,500	265,727
[4,7]	National Australia Bank Ltd.	0.231%	9/19/14	93,075	93,077
					358,804

20

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
Industrial (0.9%)
4	Toyota Motor Credit Corp.	0.234%	1/14/15	225,000	225,008
4	Toyota Motor Credit Corp.	0.231%	6/10/15	596,000	596,000
4	Toyota Motor Credit Corp.	0.235%	8/26/15	385,000	385,000
					1,206,008
Total Corporate Bonds (Cost $1,564,812)					1,564,812
Taxable Municipal Bonds (0.4%)
[7,9]	BlackRock Municipal Bond Trust TOB VRDO	0.170%	9/2/14	18,105	18,105
[7,9]	BlackRock Municipal Income Investment
	Quality Trust TOB VRDO	0.170%	9/2/14	9,660	9,660
[7,9]	BlackRock Municipal Income Trust TOB VRDO	0.170%	9/2/14	207,000	207,000
[7,9]	BlackRock MuniHoldings Fund II, Inc. TOB VRDO	0.170%	9/2/14	40,385	40,385
[7,9]	BlackRock MuniHoldings Fund, Inc. TOB VRDO	0.170%	9/2/14	19,165	19,165
[7,9]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.170%	9/2/14	100,000	100,000
[7,9]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.170%	9/2/14	38,905	38,905
[7,9]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.170%	9/2/14	12,910	12,910
[7,9]	BlackRock Strategic Municipal Trust TOB VRDO	0.170%	9/2/14	9,820	9,820
[7,9]	Los Angeles CA Department of Water & Power
	Revenue TOB VRDO	0.210%	9/5/14	13,000	13,000
7	Massachusetts Transportation Fund Revenue
	TOB VRDO	0.210%	9/5/14	13,100	13,100
7	Seattle WA Municipal Light & Power Revenue
	TOB VRDO	0.210%	9/5/14	6,400	6,400
Total Taxable Municipal Bonds (Cost $488,450)					488,450
Total Investments (99.8%) (Cost $130,301,756)					130,301,756
Other Assets and Liabilities (0.2%)
Other Assets					1,079,158
Liabilities					(771,397)
					307,761
Net Assets (100%)					130,609,517

21

Prime Money Market Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	130,608,091
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	1,426
Net Assets	130,609,517

Investor Shares—Net Assets
Applicable to 101,899,778,533 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	101,910,455
Net Asset Value Per Share—Investor Shares	$1.00

Institutional Shares—Net Assets
Applicable to 28,697,749,781 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	28,699,062
Net Asset Value Per Share—Institutional Shares	$1.00

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2014.
6 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2014, the aggregate value of these securities was $18,844,200,000, representing 14.4% of net assets.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the aggregate value of these securities was $1,763,775,000, representing 1.4% of net assets.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
9 Scheduled principal and interest payments are guaranteed by bank letter of credit.
TOB—Tender Obligation Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

22

Prime Money Market Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Interest[1]	202,081
Total Income	202,081
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,328
Management and Administrative—Investor Shares	134,377
Management and Administrative—Institutional Shares	20,074
Marketing and Distribution—Investor Shares	25,025
Marketing and Distribution—Institutional Shares	6,816
Custodian Fees	1,574
Auditing Fees	32
Shareholders’ Reports—Investor Shares	791
Shareholders’ Reports—Institutional Shares	152
Trustees’ Fees and Expenses	120
Total Expenses	192,289
Expense Reduction—Note B	(15,805)
Net Expenses	176,484
Net Investment Income	25,597
Realized Net Gain (Loss) on Investment Securities Sold	1,258
Net Increase (Decrease) in Net Assets Resulting from Operations	26,855
1 Interest income from an affiliated company of the fund was $1,110,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Prime Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,597	36,500
Realized Net Gain (Loss)	1,258	1,603
Net Increase (Decrease) in Net Assets Resulting from Operations	26,855	38,103
Distributions
Net Investment Income
Investor Shares	(10,239)	(17,736)
Institutional Shares	(15,358)	(18,764)
Realized Capital Gain[1]
Investor Shares	(8,860)	—
Institutional Shares	(2,363)	—
Total Distributions	(36,820)	(36,500)
Capital Share Transactions
Investor Shares	(241,205)	11,946,615
Institutional Shares	1,686,487	2,471,452
Net Increase (Decrease) from Capital Share Transactions	1,445,282	14,418,067
Total Increase (Decrease)	1,435,317	14,419,670
Net Assets
Beginning of Period	129,174,200	114,754,530
End of Period	130,609,517	129,174,200
1 Includes fiscal 2014 short-term gain distributions totaling $11,223,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Prime Money Market Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0002	.0004	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0002	.0004	.001	.001
Distributions
Dividends from Net Investment Income	(.0001)	(.0002)	(.0004)	(.001)	(.001)
Distributions from Realized Capital Gains	(.0000)[1]	—	—	—	—
Total Distributions	(.0001)	(.0002)	(.0004)	(.001)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.02%	0.02%	0.04%	0.06%	0.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$101,910	$102,160	$90,212	$92,404	$88,684
Ratio of Total Expenses to Average Net Assets	0.14%[3]	0.16%[3]	0.16%	0.20%	0.23%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.02%	0.04%	0.06%	0.08%

1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2014 and 0.17% for 2013. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Prime Money Market Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.001	.002	.002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.001	.001	.002	.002
Distributions
Dividends from Net Investment Income	(. 001)	(. 001)	(. 001)	(. 002)	(. 002)
Distributions from Realized Capital Gains	(.000)[1]	—	—	—	—
Total Distributions	(. 001)	(. 001)	(. 001)	(. 002)	(. 002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.06%	0.07%	0.11%	0.17%	0.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,699	$27,015	$24,543	$21,739	$19,107
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	0.05%	0.07%	0.11%	0.17%	0.22%
1 Distribution was less than $.001 per share.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral. The fund had no open repurchase agreements at August 31, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

27

Prime Money Market Fund

6. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $13,177,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 5.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time.

For the year ended August 31, 2014, Vanguard’s expenses were reduced by $15,805,000 (an effective annual rate of 0.02% of the average net assets of the Investor Share class).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The fund’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the fund’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

28

Prime Money Market Fund

D. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	130,693,911	130,693,911	133,084,052	133,084,052
Issued in Lieu of Cash Distributions	18,799	18,799	17,373	17,373
Redeemed	(130,953,915)	(130,953,915)	(121,154,810)	(121,154,810)
Net Increase (Decrease)—Investor Shares	(241,205)	(241,205)	11,946,615	11,946,615
Institutional Shares
Issued	17,139,226	17,139,226	17,154,977	17,154,977
Issued in Lieu of Cash Distributions	17,388	17,388	18,370	18,370
Redeemed	(15,470,127)	(15,470,127)	(14,701,895)	(14,701,895)
Net Increase (Decrease) —Institutional Shares	1,686,487	1,686,487	2,471,452	2,471,452

E. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

29

Federal Money Market Fund

Fund Profile
As of August 31, 2014

Financial Attributes

Ticker Symbol	VMFXX
Expense Ratio[1]	0.14%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	54 days

Sector Diversification (% of portfolio)
U.S. Government Obligations	96.1%
U.S. Treasury Bills	3.9
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. The lowest rating for each issue is used. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 23, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratio was 0.09%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.11%.

30

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2004, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns Periods Ended August 31, 2014

				Final Value of a $10,000 Investment
	One Year	Five Years	Ten Years

Federal Money Market Fund	0.02%	0.02%	1.62%	$11,741
Government Money Market Funds
Average	0.00	0.00	1.31	11,391
Citigroup Three-Month U.S. Treasury
Bill Index	0.04	0.07	1.51	11,643

Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

31

Federal Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2004, Through August 31, 2014
		Gov’t Money Market Funds Average

Fiscal Year	Total Returns	Total Returns
2005	2.26%	1.73%
2006	4.31	3.78
2007	5.17	4.58
2008	3.46	2.71
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
2014	0.02	0.00
7-day SEC yield (8/31/2014): 0.01%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years

Federal Money Market Fund	7/13/1981	0.02%	0.02%	1.64%

32

Federal Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec. gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (100.4%)
2	Fannie Mae Discount Notes	0.080%	9/2/14	416	416
2	Fannie Mae Discount Notes	0.060%–0.100%	9/3/14	50,312	50,312
2	Fannie Mae Discount Notes	0.060%–0.070%	9/8/14	42,800	42,799
2	Fannie Mae Discount Notes	0.075%–0.095%	9/10/14	41,534	41,533
2	Fannie Mae Discount Notes	0.080%–0.095%	9/17/14	60,546	60,543
2	Fannie Mae Discount Notes	0.070%–0.080%	9/22/14	34,275	34,273
2	Fannie Mae Discount Notes	0.075%–0.088%	9/24/14	59,400	59,397
2	Fannie Mae Discount Notes	0.075%–0.085%	10/1/14	18,074	18,073
2	Fannie Mae Discount Notes	0.075%–0.090%	10/2/14	25,100	25,098
2	Fannie Mae Discount Notes	0.080%	10/6/14	3,713	3,713
2	Fannie Mae Discount Notes	0.080%	10/8/14	15,000	14,999
2	Fannie Mae Discount Notes	0.085%	10/14/14	3,647	3,647
2	Fannie Mae Discount Notes	0.080%–0.092%	10/15/14	18,800	18,798
2	Fannie Mae Discount Notes	0.080%–0.100%	11/12/14	13,564	13,561
2	Fannie Mae Discount Notes	0.085%–0.100%	11/17/14	11,100	11,098
2	Fannie Mae Discount Notes	0.070%–0.100%	11/19/14	24,950	24,945
2	Fannie Mae Discount Notes	0.085%–0.100%	11/26/14	10,000	9,998
2	Fannie Mae Discount Notes	0.090%	12/1/14	32,100	32,093
2	Fannie Mae Discount Notes	0.090%–0.100%	12/3/14	21,650	21,645
2	Fannie Mae Discount Notes	0.100%	12/10/14	12,300	12,296
2	Fannie Mae Discount Notes	0.100%	12/12/14	3,350	3,349
2	Fannie Mae Discount Notes	0.095%–0.110%	12/17/14	33,040	33,030
2	Fannie Mae Discount Notes	0.100%	12/24/14	10,910	10,907
2	Fannie Mae Discount Notes	0.095%	1/2/15	3,860	3,859
2	Fannie Mae Discount Notes	0.090%	1/5/15	6,700	6,698
2	Fannie Mae Discount Notes	0.100%–0.110%	1/21/15	26,480	26,469
2	Fannie Mae Discount Notes	0.095%–0.105%	1/28/15	24,300	24,290
2	Fannie Mae Discount Notes	0.120%	1/30/15	1,000	999
2	Fannie Mae Discount Notes	0.100%–0.115%	2/4/15	14,965	14,958
2	Fannie Mae Discount Notes	0.105%	2/17/15	4,100	4,098
2	Fannie Mae Discount Notes	0.110%	3/2/15	5,000	4,997
2	Fannie Mae Discount Notes	0.110%–0.120%	3/16/15	32,800	32,780
3	Federal Home Loan Bank Discount Notes	0.085%	9/5/14	25,000	25,000
3	Federal Home Loan Bank Discount Notes	0.070%–0.075%	9/10/14	3,700	3,700

33

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Yield[1]	Date	($000)	($000)
3	Federal Home Loan Bank Discount Notes	0.080%	9/12/14	9,300	9,300
3	Federal Home Loan Bank Discount Notes	0.080%	9/15/14	12,000	12,000
3	Federal Home Loan Bank Discount Notes	0.075%–0.100%	9/19/14	11,000	11,000
3	Federal Home Loan Bank Discount Notes	0.080%–0.100%	9/24/14	9,900	9,899
3	Federal Home Loan Bank Discount Notes	0.080%	9/26/14	17,180	17,179
3	Federal Home Loan Bank Discount Notes	0.090%	10/2/14	5,000	5,000
3	Federal Home Loan Bank Discount Notes	0.080%	10/3/14	2,500	2,500
3	Federal Home Loan Bank Discount Notes	0.080%–0.100%	10/8/14	13,785	13,784
3	Federal Home Loan Bank Discount Notes	0.080%–0.100%	10/10/14	9,350	9,349
3	Federal Home Loan Bank Discount Notes	0.080%	10/15/14	3,106	3,106
3	Federal Home Loan Bank Discount Notes	0.080%–0.090%	10/17/14	36,504	36,500
3	Federal Home Loan Bank Discount Notes	0.080%–0.100%	10/22/14	71,634	71,625
3	Federal Home Loan Bank Discount Notes	0.078%–0.100%	10/24/14	64,969	64,961
3	Federal Home Loan Bank Discount Notes	0.070%–0.100%	10/29/14	41,519	41,513
3	Federal Home Loan Bank Discount Notes	0.070%–0.100%	10/31/14	41,954	41,948
3	Federal Home Loan Bank Discount Notes	0.080%–0.100%	11/5/14	22,000	21,997
3	Federal Home Loan Bank Discount Notes	0.080%–0.100%	11/7/14	5,855	5,854
3	Federal Home Loan Bank Discount Notes	0.080%–0.085%	11/12/14	45,530	45,522
3	Federal Home Loan Bank Discount Notes	0.080%	11/14/14	2,700	2,700
3	Federal Home Loan Bank Discount Notes	0.100%	11/19/14	1,000	1,000
3	Federal Home Loan Bank Discount Notes	0.100%–0.110%	11/28/14	5,917	5,915
3	Federal Home Loan Bank Discount Notes	0.110%	12/3/14	5,000	4,999
3	Federal Home Loan Bank Discount Notes	0.100%	12/11/14	3,000	2,999
3	Federal Home Loan Bank Discount Notes	0.110%	12/17/14	1,250	1,250
3	Federal Home Loan Bank Discount Notes	0.100%	12/24/14	2,190	2,189
3	Federal Home Loan Bank Discount Notes	0.100%	1/9/15	7,300	7,297
3	Federal Home Loan Bank Discount Notes	0.105%	1/16/15	8,900	8,896
3	Federal Home Loan Bank Discount Notes	0.110%	1/20/15	2,000	1,999
3	Federal Home Loan Bank Discount Notes	0.105%–0.130%	1/29/15	8,250	8,246
[3,4]	Federal Home Loan Banks	0.136%	10/1/14	6,000	6,000
[3,4]	Federal Home Loan Banks	0.101%	11/3/14	10,000	10,000
[3,4]	Federal Home Loan Banks	0.095%	11/25/14	60,000	59,998
[3,4]	Federal Home Loan Banks	0.106%	12/19/14	41,000	40,999
[3,4]	Federal Home Loan Banks	0.104%	2/5/15	120,000	119,998
[3,4]	Federal Home Loan Banks	0.096%	2/13/15	45,000	44,998
[3,4]	Federal Home Loan Banks	0.096%	2/20/15	60,000	59,995
[3,4]	Federal Home Loan Banks	0.095%	2/27/15	50,000	49,998
[3,4]	Federal Home Loan Banks	0.117%	3/10/15	2,500	2,500
[2,4]	Federal Home Loan Mortgage Corp.	0.156%	12/5/14	5,000	5,001
[2,4]	Federal Home Loan Mortgage Corp.	0.145%	6/26/15	105,000	105,029
[2,4]	Federal Home Loan Mortgage Corp.	0.145%	7/16/15	50,000	50,013
[2,4]	Federal Home Loan Mortgage Corp.	0.145%	7/17/15	50,000	50,016
[2,4]	Federal Home Loan Mortgage Corp.	0.145%	11/25/15	60,000	60,000
[2,4]	Federal National Mortgage Assn.	0.137%	9/11/14	150,000	149,999
[2,4]	Federal National Mortgage Assn.	0.165%	1/20/15	10,000	10,002
[2,4]	Federal National Mortgage Assn.	0.125%	2/27/15	82,000	81,993
[2,4]	Federal National Mortgage Assn.	0.126%	8/5/15	30,000	29,994
2	Freddie Mac Discount Notes	0.060%–0.070%	9/2/14	18,720	18,720
2	Freddie Mac Discount Notes	0.080%–0.095%	9/4/14	12,450	12,450
2	Freddie Mac Discount Notes	0.065%–0.095%	9/5/14	5,600	5,600
2	Freddie Mac Discount Notes	0.070%	9/9/14	4,193	4,193
2	Freddie Mac Discount Notes	0.060%–0.070%	9/11/14	58,850	58,849
2	Freddie Mac Discount Notes	0.060%–0.070%	9/12/14	25,040	25,039
2	Freddie Mac Discount Notes	0.095%–0.100%	9/15/14	40,391	40,389

34

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
2 Freddie Mac Discount Notes	0.100%	9/16/14	1,600	1,600
2 Freddie Mac Discount Notes	0.070%–0.075%	9/24/14	33,179	33,177
2 Freddie Mac Discount Notes	0.080%	9/25/14	15,000	14,999
2 Freddie Mac Discount Notes	0.075%–0.080%	9/26/14	31,100	31,098
2 Freddie Mac Discount Notes	0.078%	9/29/14	4,000	4,000
2 Freddie Mac Discount Notes	0.072%–0.080%	10/6/14	29,494	29,492
2 Freddie Mac Discount Notes	0.070%	10/7/14	19,500	19,499
2 Freddie Mac Discount Notes	0.080%	10/14/14	11,600	11,599
2 Freddie Mac Discount Notes	0.080%	10/15/14	4,400	4,400
2 Freddie Mac Discount Notes	0.080%–0.085%	10/16/14	7,040	7,039
2 Freddie Mac Discount Notes	0.080%–0.090%	10/17/14	35,430	35,426
2 Freddie Mac Discount Notes	0.085%–0.090%	10/20/14	10,500	10,499
2 Freddie Mac Discount Notes	0.080%	10/21/14	3,000	3,000
2 Freddie Mac Discount Notes	0.080%	10/22/14	3,000	3,000
2 Freddie Mac Discount Notes	0.080%–0.090%	10/23/14	7,302	7,301
2 Freddie Mac Discount Notes	0.080%	10/24/14	18,500	18,498
2 Freddie Mac Discount Notes	0.080%–0.085%	10/27/14	24,381	24,378
2 Freddie Mac Discount Notes	0.085%	10/31/14	7,000	6,999
2 Freddie Mac Discount Notes	0.080%–0.090%	11/3/14	34,340	34,335
2 Freddie Mac Discount Notes	0.095%	11/4/14	2,500	2,500
2 Freddie Mac Discount Notes	0.085%–0.095%	11/10/14	9,825	9,823
2 Freddie Mac Discount Notes	0.070%–0.100%	11/12/14	7,730	7,729
2 Freddie Mac Discount Notes	0.085%–0.090%	11/13/14	14,465	14,462
2 Freddie Mac Discount Notes	0.080%–0.095%	11/17/14	10,727	10,725
2 Freddie Mac Discount Notes	0.090%	11/18/14	3,000	2,999
2 Freddie Mac Discount Notes	0.095%	11/19/14	10,350	10,348
2 Freddie Mac Discount Notes	0.090%	11/26/14	5,100	5,099
2 Freddie Mac Discount Notes	0.100%	12/1/14	3,081	3,080
2 Freddie Mac Discount Notes	0.100%	12/8/14	14,000	13,996
2 Freddie Mac Discount Notes	0.090%–0.100%	12/11/14	17,469	17,464
2 Freddie Mac Discount Notes	0.085%	12/15/14	1,000	1,000
2 Freddie Mac Discount Notes	0.100%–0.110%	12/22/14	15,080	15,075
2 Freddie Mac Discount Notes	0.100%	12/29/14	16,250	16,245
2 Freddie Mac Discount Notes	0.120%	1/12/15	2,500	2,499
2 Freddie Mac Discount Notes	0.130%	1/13/15	1,800	1,799
2 Freddie Mac Discount Notes	0.120%	1/14/15	1,005	1,005
2 Freddie Mac Discount Notes	0.130%	1/20/15	3,334	3,332
2 Freddie Mac Discount Notes	0.110%	1/21/15	4,900	4,898
2 Freddie Mac Discount Notes	0.120%	1/22/15	1,700	1,699
2 Freddie Mac Discount Notes	0.100%	2/2/15	7,300	7,297
2 Freddie Mac Discount Notes	0.105%	2/4/15	1,000	1,000
2 Freddie Mac Discount Notes	0.140%	2/9/15	1,405	1,404
2 Freddie Mac Discount Notes	0.110%	2/13/15	3,000	2,998
2 Freddie Mac Discount Notes	0.110%	3/16/15	7,100	7,096
2 Freddie Mac Discount Notes	0.110%	3/17/15	38,900	38,877
United States Treasury Bill	0.060%	12/11/14	25,000	24,996
United States Treasury Bill	0.068%	12/18/14	25,000	24,995
United States Treasury Bill	0.065%	1/2/15	25,000	24,994
United States Treasury Note/Bond	0.250%	9/15/14	10,000	10,001
United States Treasury Note/Bond	0.250%	9/30/14	60,000	60,008
United States Treasury Note/Bond	2.375%	9/30/14	3,500	3,506
United States Treasury Note/Bond	0.250%	10/31/14	4,000	4,001
United States Treasury Note/Bond	2.375%	10/31/14	35,000	35,132
United States Treasury Note/Bond	0.375%	11/15/14	5,500	5,503
United States Treasury Note/Bond	4.250%	11/15/14	8,654	8,728

35

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
United States Treasury Note/Bond	0.250%	11/30/14	50,000	50,022
United States Treasury Note/Bond	2.125%	11/30/14	2,670	2,683
United States Treasury Note/Bond	4.000%	2/15/15	25,000	25,445
United States Treasury Note/Bond	0.250%	2/28/15	37,000	37,031
United States Treasury Note/Bond	2.375%	2/28/15	32,500	32,871
Total U.S. Government and Agency Obligations (Cost $3,121,375)				3,121,375
Total Investments (100.4%) (Cost $3,121,375)				3,121,375
Other Assets and Liabilities (-0.4%)
Other Assets				22,573
Liabilities				(35,576)
				(13,003)
Net Assets (100%)
Applicable to 3,107,837,915 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				3,108,372
Net Asset Value Per Share				$1.00

At August 31, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				3,108,347
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				25
Net Assets				3,108,372

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

36

Federal Money Market Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Interest	3,333
Total Income	3,333
Expenses
The Vanguard Group—Note B
Investment Advisory Services	86
Management and Administrative	2,879
Marketing and Distribution	547
Custodian Fees	40
Auditing Fees	32
Shareholders’ Reports	36
Trustees’ Fees and Expenses	4
Total Expenses	3,624
Expense Reduction—Note B	(622)
Net Expenses	3,002
Net Investment Income	331
Realized Net Gain (Loss) on Investment Securities Sold	18
Net Increase (Decrease) in Net Assets Resulting from Operations	349

See accompanying Notes, which are an integral part of the Financial Statements.

37

Federal Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014 ($000)	2013 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	331	512
Realized Net Gain (Loss)	18	61
Net Increase (Decrease) in Net Assets Resulting from Operations	349	573
Distributions
Net Investment Income	(331)	(512)
Realized Capital Gain[1]	(206)	—
Total Distributions	(537)	(512)
Capital Share Transactions (at $1.00 per share)
Issued	307,101	345,150
Issued in Lieu of Cash Distributions	528	503
Redeemed	(720,738)	(927,215)
Net Increase (Decrease) from Capital Share Transactions	(413,109)	(581,562)
Total Increase (Decrease)	(413,297)	(581,501)
Net Assets
Beginning of Period	3,521,669	4,103,170
End of Period	3,108,372	3,521,669
1 Includes fiscal 2014 short-term gain distributions totaling $206,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Federal Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0001	.0002	.0004
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0001	.0002	.0004
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0001)	(.0002)	(.0004)
Distributions from Realized Capital Gains	(.0000)[1]	—	—	—	—
Total Distributions	(.0001)	(.0001)	(.0001)	(.0002)	(.0004)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.02%	0.01%	0.01%	0.02%	0.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,108	$3,522	$4,103	$4,794	$6,048
Ratio of Expenses to Average Net Assets	0.09%[3]	0.13%[3]	0.12%[3]	0.19%[3]	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.01%	0.02%	0.04%

1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.11% for 2014, 0.14% for 2013, 0.16% for 2012, and 0.20% for 2011. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral. The fund had no open repurchase agreements at August 31, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

40

Federal Money Market Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $318,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time.

For the year ended August 31, 2014, Vanguard’s expenses were reduced by $622,000 (an effective annual rate of 0.02% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

41

Admiral Treasury Money Market Fund

Fund Profile
As of August 31, 2014

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.09%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	58 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)

First Tier	100.0%
A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. The lowest rating for each issue is used. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 23, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratio was 0.05%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.09%.

42

Admiral Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2004, Through August 31, 2014
Initial Investment of $50,000

	Average Annual Total Returns Periods Ended August 31, 2014

One Year		Five Years	Ten Years	Final Value of a $50,000 Investment

Admiral Treasury Money Market
Fund	0.01%	0.02%	1.52%	$58,147
iMoneyNet Money Fund Report’s
100% Treasury Funds Average	0.00	0.00	1.16	56,124
Citigroup Three-Month U.S. Treasury
Bill Index	0.04	0.07	1.51	58,213

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

43

Admiral Treasury Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2004, Through August 31, 2014
		iMoneyNet Average Total Returns

Fiscal Year	Total Returns
2005	2.29%	1.61%
2006	4.22	3.54
2007	5.01	4.34
2008	3.08	2.08
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
2014	0.01	0.00
7-day SEC yield (8/31/2014): 0.01%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years

Admiral Treasury Money Market
Fund	12/14/1992	0.01%	0.02%	1.54%

44

Admiral Treasury Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec. gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (99.8%)
United States Treasury Bill	0.035%	9/4/14	833,694	833,692
United States Treasury Bill	0.038%	9/11/14	800,000	799,992
United States Treasury Bill	0.037%	9/18/14	795,000	794,986
United States Treasury Bill	0.040%	10/2/14	380,000	379,987
United States Treasury Bill	0.031%	10/9/14	550,000	549,982
United States Treasury Bill	0.025%	10/23/14	212,000	211,992
United States Treasury Bill	0.034%	10/30/14	725,000	724,960
United States Treasury Bill	0.026%	11/6/14	900,000	899,958
United States Treasury Bill	0.028%	11/13/14	690,000	689,962
United States Treasury Bill	0.035%	11/20/14	920,000	919,928
United States Treasury Bill	0.028%	11/28/14	950,000	949,936
United States Treasury Bill	0.058%–0.065%	12/11/14	125,010	124,990
United States Treasury Bill	0.056%	2/5/15	160,000	159,961
2 United States Treasury Floating Rate Note	0.100%	7/31/16	150,000	150,000
United States Treasury Note/Bond	0.250%	9/30/14	309,000	309,048
United States Treasury Note/Bond	2.375%	9/30/14	182,000	182,337
United States Treasury Note/Bond	0.500%	10/15/14	200,000	200,106
United States Treasury Note/Bond	0.250%	10/31/14	55,000	55,018
United States Treasury Note/Bond	4.250%	11/15/14	635,000	640,407
United States Treasury Note/Bond	0.375%	11/15/14	115,000	115,071
United States Treasury Note/Bond	2.125%	11/30/14	585,000	587,953
United States Treasury Note/Bond	0.250%	11/30/14	65,000	65,028
Total U.S. Government and Agency Obligations (Cost $10,345,294)				10,345,294
Total Investments (99.8%) (Cost $10,345,294)				10,345,294
Other Assets and Liabilities (0.2%)
Other Assets				24,492
Liabilities				(5,171)
				19,321
Net Assets (100%)
Applicable to 10,361,612,164 outstanding $.001 par value shares of beneficial interest (unlimited authorization)
				10,364,615
Net Asset Value Per Share				$1.00

45

Admiral Treasury Money Market Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	10,364,652
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(37)
Net Assets	10,364,615

See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

46

Admiral Treasury Money Market Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Interest	6,392
Total Income	6,392
Expenses
The Vanguard Group—Note B
Investment Advisory Services	285
Management and Administrative	7,769
Marketing and Distribution	1,606
Custodian Fees	115
Auditing Fees	27
Shareholders’ Reports	64
Trustees’ Fees and Expenses	9
Total Expenses	9,875
Expense Reduction—Note B	(4,579)
Net Expenses	5,296
Net Investment Income	1,096
Realized Net Gain (Loss) on Investment Securities Sold	(54)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,042

See accompanying Notes, which are an integral part of the Financial Statements.

47

Admiral Treasury Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,096	1,989
Realized Net Gain (Loss)	(54)	3
Net Increase (Decrease) in Net Assets Resulting from Operations	1,042	1,992
Distributions
Net Investment Income	(1,096)	(1,989)
Realized Capital Gain[1]	(185)	—
Total Distributions	(1,281)	(1,989)
Capital Share Transactions (at $1.00 per share)
Issued	615,277	733,020
Issued in Lieu of Cash Distributions	1,248	1,932
Redeemed	(1,911,196)	(2,429,133)
Net Increase (Decrease) from Capital Share Transactions	(1,294,671)	(1,694,181)
Total Increase (Decrease)	(1,294,910)	(1,694,178)
Net Assets
Beginning of Period	11,659,525	13,353,703
End of Period	10,364,615	11,659,525
1 Includes fiscal 2014 short-term gain distributions totaling $185,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Admiral Treasury Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0002	.0001	.0002	.0003
Net Realized and Unrealized Gain
(Loss) on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0002	.0001	.0002	.0003
Distributions
Dividends from Net Investment Income	(.0001)	(.0002)	(.0001)	(.0002)	(.0003)
Distributions from Realized Capital Gains	(.0000)[1]	—	—	—	—
Total Distributions	(.0001)	(.0002)	(.0001)	(.0002)	(.0003)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.01%	0.02%	0.01%	0.02%	0.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,365	$11,660	$13,354	$15,314	$18,726
Ratio of Total Expenses to Average Net Assets	0.05%[3]	0.08%[3]	0.05%[3]	0.11%[3]	0.14%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.02%	0.01%	0.02%	0.03%

1 Distributions from realized capital gains were less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.09% for 2014, 0.09% for 2013, 0.10% for 2012, and 0.12% for 2011. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Admiral Treasury Money Market Fund

Notes to Financial Statements

Vanguard Admiral Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $1,058,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time.

For the year ended August 31, 2014, Vanguard’s expenses were reduced by $4,579,000 (an effective annual rate of 0.04% of the fund’s average net assets).

50

Admiral Treasury Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

51

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Money Market Reserves and Vanguard Admiral Funds and the Shareholders of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Prime Money Market Fund and Vanguard Federal Money Market Fund (constituting separate portfolios of Vanguard Money Market Reserves) and Vanguard Admiral Treasury Money Market Fund (constituting a separate portfolio of Vanguard Admiral Funds) (hereafter referred to as the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2014

52

Special 2014 tax information (unaudited) for Vanguard Prime Money Market Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 74.5% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Federal Money Market Fund

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Admiral Treasury Money Market Fund
This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Six Months Ended August 31, 2014
	Beginning Account Value 2/28/2014	Ending Account Value 8/31/2014	Expenses Paid During Period

Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,000.05	$0.76
Institutional Shares	1,000.00	1,000.29	0.50
Federal Money Market Fund	$1,000.00	$1,000.05	$0.45
Admiral Treasury Money Market Fund	$1,000.00	$1,000.05	$0.20
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.70	0.51
Federal Money Market Fund	$1,000.00	$1,024.75	$0.46
Admiral Treasury Money Market Fund	$1,000.00	$1,025.00	$0.20
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.15% for Investor Shares and 0.10% for Institutional Shares; for the Federal Money Market Fund, 0.09%; and for the Admiral Treasury Money Market Fund, 0.04%. The annualized six-month expense ratios for the Prime Money Market Fund Investor Shares, the Federal Money Market Fund, and the Admiral Treasury Money Market Fund reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized six-month expense ratios were: for the Prime Money Market Fund Investor Shares, 0.16%; for the Federal Money Market Fund, 0.11%; for the Admiral Treasury Money Market Fund, 0.09%.

55

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Prime Money Market Fund, Federal Money Market Fund, and Admiral Treasury Money Market Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods size=2>of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

56

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

57

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q300 102014

Annual Report | August 31, 2014

Vanguard S&P Mid-Cap 400 Index Funds

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Mid-Cap 400 Index Fund.	8
S&P Mid-Cap 400 Value Index Fund.	26
S&P Mid-Cap 400 Growth Index Fund.	43
Your Fund’s After-Tax Returns.	61
About Your Fund’s Expenses.	62
Trustees Approve Advisory Arrangements.	64
Glossary.	65

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014
Total
Returns
Vanguard S&P Mid-Cap 400 Index Fund
Institutional Shares	23.16%
ETF Shares
Market Price	23.05
Net Asset Value	23.06
S&P MidCap 400 Index	23.25
Mid-Cap Core Funds Average	22.16
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Mid-Cap 400 Value Index Fund
Institutional Shares	25.42%
ETF Shares
Market Price	25.19
Net Asset Value	25.26
S&P MidCap 400 Value Index	25.54
Mid-Cap Value Funds Average	23.95
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	20.99%
ETF Shares
Market Price	20.79
Net Asset Value	20.84
S&P MidCap 400 Growth Index	21.07
Mid-Cap Growth Funds Average	19.60

Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended August 31, 2014, returns of the Vanguard S&P Mid-Cap 400 Index Funds ranged from almost 21% for the Growth Fund to more than 25% for the Value Fund. The blended Vanguard S&P Mid-Cap 400 Index Fund was in between, returning about 23%.

Midsized companies notched another year of robust stock returns, although most of their gains came in the first half, as they did in the broad U.S. market. Within the Standard & Poor’s family of indexes, mid-capitalization stocks lagged large-caps—represented by the S&P 500 Index—by 2 percentage points. In turn, the S&P 600 Index of small-cap stocks lagged the mid-cap index by more than 4 percentage points.

This leadership by large-company stocks contrasts with recent years, when small-company stocks outperformed. Because size and style leadership alternate over time, we counsel that broad diversification is the best course.

If you hold your shares in a taxable account, you may want to review the information on after-tax returns that appears later in this report.

Stocks cleared several hurdles to chart a series of new highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the 12 months ended August 31. U.S. stocks registered positive results in all but two months, and a late-July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured stocks at various times.

International stocks returned about 18% Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still posted double-digit returns.

Defying analysts’ expectations, bond prices rose over the year
The broad U.S. taxable bond market returned 5.66%, rallying from the drubbing it took a year ago when investors fretted over the future of the Fed’s bond-buying program.

The Fed began reducing its purchases in January and has consistently cut them further since, with the goal of ending the program in October. Interest rates have not risen as forecast, however. The yield

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

3

of the 10-year U.S. Treasury note ended August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues. The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%, collectively outperforming the broad U.S. market.

Following such a strong advance for bonds globally, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

As the stock rally lost steam, value stocks overtook growth
During the first six months of the fiscal year, mid-sized growth stocks overtook their value-oriented counterparts, which had outperformed by a sizable margin in fiscal-year 2013. But in the second half, as the end of the Fed’s stimulative bond-buying came into focus, mid-cap value stocks leapfrogged ahead of

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.08%	0.15%	1.21%
S&P Mid-Cap 400 Value Index Fund	0.08	0.20	1.30
S&P Mid-Cap 400 Growth Index Fund	0.08	0.20	1.30

The fund expense ratios shown are from the prospectus dated December 23, 2013 (April 17, 2014 for S&P Mid-Cap 400 Value Index Fund), and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the funds’ expense ratios were: for the S&P Mid-Cap 400 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds; and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

4

growth to finish the year more than 4 percentage points in the lead. A similar style rotation took place among large- and small-cap stocks; in fact, small-cap growth stocks dipped into negative territory in the second half. Still, notwithstanding some differences in performance by style, company size, and industry group, it was another exceptionally strong year for stocks.

These dynamics helped give a boost to Vanguard S&P Mid-Cap 400 Value Index Fund, whose ETF shares returned 25.26%. (All returns cited in this section are for ETF shares based on net asset value.) Information technology stocks, which admittedly are often regarded as growth-oriented, were the best performers, returning more than 37%. Strength was broad and deep across the IT sector, especially among semiconductor firms, which benefited in part from signs of a pickup in capital spending. Eight other sectors—including the fund’s largest, financials, which is often home to many value companies—returned more than 20%. Telecommunication services, representing less than 1% of fund assets, returned about 10%.

Vanguard S&P Mid-Cap 400 Growth Index Fund returned 20.84%. Here, the tiny telecommunication services sector returned more than 43%. Eight other sectors also posted double-digit gains.

Total Returns
Inception Through August 31, 2014
Average
Annual Return
S&P Mid-Cap 400 Index Fund Institutional Shares (Returns since inception: 3/28/2011)	13.90%
S&P MidCap 400 Index	13.97
Mid-Cap Core Funds Average	13.08
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Mid-Cap 400 Value Index Fund Institutional Shares (Returns since inception: 11/2/2010)	17.48%
S&P MidCap 400 Value Index	17.57
Mid-Cap Value Funds Average	16.12
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Mid-Cap 400 Growth Index Fund Institutional Shares (Returns since inception: 3/28/2011)	12.99%
S&P MidCap 400 Growth Index	13.05
Mid-Cap Growth Funds Average	11.76
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Two large sectors, industrials and consumer discretionary, contributed the most to the fund’s result, accounting for about 40% of its total return.

Vanguard S&P Mid-Cap 400 Index Fund returned 23.06%, in between the results of its value and growth siblings. Combining value and growth stocks in one fund tends to smooth some of the outlying returns in each group. Sector returns in this fund fell within a narrower range, from almost 20% for utilities to almost 30% for consumer staples.

Since inception, each fund has closely tracked its index
For any index fund, success is defined as closely tracking the performance of its target index, which, of course, incurs no expenses. Since their inception less than four years ago, the funds have been successful. That’s no small accomplishment, especially for new funds as they begin to build scale.

Their close tracking is a testament to the experience, talent, and sophisticated systems of Vanguard Equity Investment Group, your fund’s advisor. And each fund’s average annual return since inception has exceeded, by about 1 percentage point or more, that of its peer group.

High costs don’t equal strong fund performance
The adage “You get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Wouldn’t paying the highest fees allow you to purchase the services of the greatest talents, and therefore get you the best returns? As it turns out, the data don’t support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard always seeks to minimize costs. Indexing, of course, is the purest form of low-cost investing. And we negotiate low fees for our actively managed funds, which are run by world-class advisors. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2014

6

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Mid-Cap 400 Index Fund
Institutional Shares	$159.20	$194.13	$1.742	$0.000
ETF Shares	79.72	97.19	0.831	0.000
Vanguard S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$155.83	$193.66	$1.568	$0.000
ETF Shares	77.93	96.78	0.744	0.000
Vanguard S&P Mid-Cap 400 Growth Index
Fund
Institutional Shares	$161.12	$193.45	$1.372	$0.000
ETF Shares	80.96	97.18	0.607	0.000

7

S&P Mid-Cap 400 Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VSPMX	IVOO
Expense Ratio[1]	0.08%	0.15%
30-Day SEC Yield	1.32%	1.25%

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P	Market
		MidCap	FA
	Fund 400 Index		Index
Number of Stocks	400	400	3,709
Median Market Cap	$5.0B	$5.0B	$48.0B
Price/Earnings Ratio	23.6x	23.7x	20.7x
Price/Book Ratio	2.4x	2.4x	2.7x
Return on Equity	13.6%	13.6%	17.8%
Earnings Growth
Rate	15.3%	15.3%	15.3%
Dividend Yield	1.4%	1.4%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	14%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P MidCap	Market
	400 Index	FA Index
R-Squared	1.00	0.93
Beta	1.00	1.17
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Equinix Inc.	Internet Software &
	Services	0.7%
United Rentals Inc.	Trading Companies &
	Distributors	0.7
Skyworks Solutions Inc.	Semiconductors	0.7
SL Green Realty Corp.	Office REITs	0.6
Universal Health
Services Inc.	Health Care Facilities	0.6
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	0.6
Henry Schein Inc.	Health Care
	Distributors	0.6
Salix Pharmaceuticals
Ltd.	Pharmaceuticals	0.6
Advance Auto Parts Inc.	Automotive Retail	0.6
HollyFrontier Corp.	Oil & Gas Refining &
	Marketing	0.6
Top Ten		6.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

8

S&P Mid-Cap 400 Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P	Market
		MidCap	FA
	Fund 400 Index		Index
Consumer Discretionary 13.1%		13.2%	12.6%
Consumer Staples	3.0	3.0	8.1
Energy	5.4	5.4	9.7
Financials	22.2	22.2	17.3
Health Care	9.8	9.7	13.3
Industrials	16.9	16.8	11.2
Information Technology 16.8		16.9	18.6
Materials	7.6	7.6	3.9
Telecommunication
Services	0.5	0.5	2.2
Utilities	4.7	4.7	3.1

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment
	S&P Mid-Cap 400 Index Fund*ETF
	Shares Net Asset Value	23.06%	19.12%	$20,070
	S&P Mid-Cap 400 Index Fund*ETF
	Shares Market Price	23.05	19.11	20,063
••••••••	S&P MidCap 400 Index	23.25	19.29	20,183
– – – –	Mid-Cap Core Funds Average	22.16	18.01	19,335
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	19.19	20,114
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/28/2011)	Investment
S&P Mid-Cap 400 Index Fund Institutional
Shares	23.16%	13.90%	$7,810,275

S&P MidCap 400 Index	23.25	13.97	7,828,457
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	15.44	8,178,319

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards. Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.
10

S&P Mid-Cap 400 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares Market
Price	23.05%	100.63%
S&P Mid-Cap 400 Index Fund ETF Shares Net Asset
Value	23.06	100.70
S&P MidCap 400 Index	23.25	101.83
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/28/2011[1]	25.16%	14.47%
ETF Shares	9/7/2010
Market Price		25.27	19.89
Net Asset Value		25.06	19.88
1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

11

S&P Mid-Cap 400 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (13.1%)
	Hanesbrands Inc.	53,264	5,469
	Advance Auto Parts Inc.	39,024	5,324
	Polaris Industries Inc.	35,245	5,124
	Signet Jewelers Ltd.	42,902	5,057
*	LKQ Corp.	161,472	4,586
	Foot Locker Inc.	78,002	4,377
*	Jarden Corp.	64,185	3,838
	Williams-Sonoma Inc.	46,828	3,080
*	Toll Brothers Inc.	85,594	3,046
	Service Corp. International	114,241	2,533
*	NVR Inc.	2,066	2,424
	Dick’s Sporting Goods Inc.	53,149	2,395
	Carter’s Inc.	28,727	2,378
	Gentex Corp.	78,065	2,307
	Domino’s Pizza Inc.	29,764	2,246
	International
	Game Technology	132,153	2,228
	Brunswick Corp.	49,612	2,133
*	Panera Bread Co. Class A	13,962	2,093
*	Kate Spade & Co.	63,451	2,052
*	AMC Networks Inc. Class A	31,624	1,979
	Tupperware Brands Corp.	26,995	1,978
	Cinemark Holdings Inc.	55,711	1,966
*	Tempur Sealy
	International Inc.	32,531	1,904
	Lamar Advertising Co.
	Class A	35,127	1,843
*	JC Penney Co. Inc.	163,079	1,761
*	Deckers Outdoor Corp.	18,528	1,709
	Brinker International Inc.	34,755	1,699
*	Live Nation
	Entertainment Inc.	76,153	1,672
*	Bally Technologies Inc.	21,017	1,666
	Abercrombie & Fitch Co.	38,944	1,628
*	Cabela’s Inc.	25,084	1,531
	Sotheby’s	36,890	1,505

			Market
			Value•
		Shares	($000)
	John Wiley & Sons Inc.
	Class A	25,060	1,502
*	Apollo Education Group Inc.	53,067	1,474
	CST Brands Inc.	40,468	1,410
*	Time Inc.	59,713	1,402
	Big Lots Inc.	29,686	1,376
*	Office Depot Inc.	260,422	1,333
	DeVry Education Group Inc.	30,583	1,313
	Chico’s FAS Inc.	82,014	1,296
*	Murphy USA Inc.	23,772	1,295
	Thor Industries Inc.	23,964	1,287
*	Ascena Retail Group Inc.	69,218	1,204
	American Eagle
	Outfitters Inc.	82,084	1,156
	Wendy’s Co.	141,355	1,152
	Cheesecake Factory Inc.	24,595	1,105
	HSN Inc.	17,945	1,087
*	ANN Inc.	25,065	1,039
	Aaron’s Inc.	38,666	991
*	Life Time Fitness Inc.	20,129	928
	Meredith Corp.	19,811	923
	KB Home	48,163	855
	Guess? Inc.	31,949	749
*	DreamWorks Animation
	SKG Inc. Class A	32,324	706
	New York Times Co.
	Class A	56,410	698
	Rent-A-Center Inc.	23,309	649
	MDC Holdings Inc.	20,919	607
	International Speedway
	Corp. Class A	14,953	501
			113,569
Consumer Staples (3.0%)
	Church & Dwight Co. Inc.	72,701	4,961
	Energizer Holdings Inc.	32,990	4,009
*	WhiteWave Foods Co.
	Class A	93,021	3,258
	Ingredion Inc.	39,900	3,182
*	Hain Celestial Group Inc.	26,812	2,637
	Flowers Foods Inc.	94,048	1,842

12

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
*	United Natural Foods Inc.	26,555	1,707
*	SUPERVALU Inc.	105,852	1,011
	Lancaster Colony Corp.	10,391	919
	Dean Foods Co.	50,045	810
*	Post Holdings Inc.	19,696	728
	Universal Corp.	12,438	656
	Tootsie Roll Industries Inc.	11,083	313
			26,033
Energy (5.4%)
	HollyFrontier Corp.	106,276	5,317
	Oceaneering
	International Inc.	57,774	4,019
	SM Energy Co.	35,875	3,194
	Energen Corp.	38,937	3,134
	Superior Energy
	Services Inc.	83,777	3,002
*	WPX Energy Inc.	108,147	2,879
*	Dresser-Rand Group Inc.	40,914	2,835
*	Gulfport Energy Corp.	45,704	2,674
	Patterson-UTI Energy Inc.	77,306	2,670
*	Dril-Quip Inc.	21,767	2,209
	Rowan Cos. plc Class A	66,541	2,017
*	Oil States International Inc.	28,390	1,833
	World Fuel Services Corp.	38,515	1,709
*	Rosetta Resources Inc.	32,875	1,644
*	Unit Corp.	23,612	1,554
*	Atwood Oceanics Inc.	30,961	1,530
*	Helix Energy Solutions
	Group Inc.	52,526	1,435
	Tidewater Inc.	26,515	1,349
	CARBO Ceramics Inc.	9,378	1,009
*	Bill Barrett Corp.	20,478	466
			46,479
Financials (22.1%)
	SL Green Realty Corp.	51,051	5,582
	Realty Income Corp.	118,451	5,297
	Federal Realty
	Investment Trust	35,985	4,490
	Everest Re Group Ltd.	24,665	4,041
	UDR Inc.	134,500	4,024
	Arthur J Gallagher & Co.	84,036	3,969
*	Alleghany Corp.	8,807	3,797
	New York Community
	Bancorp Inc.	236,797	3,777
	Raymond James
	Financial Inc.	66,412	3,629
	Camden Property Trust	45,774	3,426
	Duke Realty Corp.	176,265	3,279
	Jones Lang LaSalle Inc.	23,841	3,185
*	Signature Bank	26,748	3,169
	Extra Space Storage Inc.	58,925	3,105
	Reinsurance Group
	of America Inc. Class A	36,955	3,067

			Market
			Value•
		Shares	($000)
	Alexandria Real Estate
	Equities Inc.	38,331	3,030
*	SVB Financial Group	26,661	2,968
	Protective Life Corp.	42,182	2,927
	Mid-America Apartment
	Communities Inc.	40,129	2,902
*	MSCI Inc. Class A	62,435	2,881
	SEI Investments Co.	76,018	2,881
	Regency Centers Corp.	49,402	2,823
	Liberty Property Trust	79,016	2,799
	Kilroy Realty Corp.	43,986	2,782
	HCC Insurance Holdings Inc.	53,446	2,680
	WR Berkley Corp.	55,324	2,675
	East West Bancorp Inc.	76,713	2,673
	Taubman Centers Inc.	33,846	2,578
	Senior Housing
	Properties Trust	108,993	2,543
	Omega Healthcare
	Investors Inc.	67,432	2,540
	Eaton Vance Corp.	64,588	2,529
	National Retail Properties Inc.	65,908	2,448
	CBOE Holdings Inc.	46,001	2,439
	Hospitality Properties Trust	80,114	2,358
	Waddell & Reed Financial
	Inc. Class A	43,058	2,347
	Rayonier Inc.	67,663	2,319
	BioMed Realty Trust Inc.	102,995	2,312
	American Financial
	Group Inc.	38,316	2,298
	Cullen/Frost Bankers Inc.	28,353	2,229
	RenaissanceRe Holdings Ltd.	21,695	2,221
	Corrections Corp. of America	62,260	2,219
	American Campus
	Communities Inc.	56,129	2,218
	PacWest Bancorp	51,275	2,150
	Brown & Brown Inc.	63,606	2,075
	Weingarten Realty Investors	60,135	2,058
	Highwoods Properties Inc.	48,220	2,052
	LaSalle Hotel Properties	55,679	2,035
	SLM Corp.	226,209	2,004
	Commerce Bancshares Inc.	43,290	1,997
	Old Republic
	International Corp.	129,648	1,990
	Home Properties Inc.	30,569	1,963
	City National Corp.	25,585	1,941
	Prosperity Bancshares Inc.	32,088	1,938
	Synovus Financial Corp.	74,366	1,796
	Umpqua Holdings Corp.	99,829	1,744
	Washington Prime
	Group Inc.	83,118	1,622
	First American
	Financial Corp.	57,169	1,621
	Federated Investors Inc.
	Class B	50,619	1,553

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Associated Banc-Corp	85,327	1,551
	First Horizon National Corp.	126,602	1,539
	StanCorp Financial
	Group Inc.	23,405	1,533
	First Niagara Financial
	Group Inc.	173,600	1,510
	Hanover Insurance
	Group Inc.	23,577	1,496
	Aspen Insurance
	Holdings Ltd.	35,014	1,489
	Primerica Inc.	29,120	1,466
	Hancock Holding Co.	44,033	1,464
	Webster Financial Corp.	48,332	1,426
	TCF Financial Corp.	89,171	1,409
	FirstMerit Corp.	80,620	1,389
	Bank of Hawaii Corp.	23,777	1,380
	Corporate Office
	Properties Trust	46,885	1,331
	Washington Federal Inc.	54,233	1,180
	Fulton Financial Corp.	101,140	1,167
	Valley National Bancorp	107,302	1,073
	Cathay General Bancorp	39,636	1,032
	Mercury General Corp.	19,423	995
	Kemper Corp.	27,253	991
	Janus Capital Group Inc.	80,375	977
	BancorpSouth Inc.	45,238	958
	Alexander & Baldwin Inc.	22,955	939
	Potlatch Corp.	21,730	927
	Mack-Cali Realty Corp.	40,747	861
	Trustmark Corp.	36,105	857
	International
	Bancshares Corp.	30,475	803
	Equity One Inc.	33,901	800
	Westamerica Bancorporation	14,088	681
	Astoria Financial Corp.	45,260	592
			191,811
Health Care (9.7%)
	Universal Health Services
	Inc. Class B	48,085	5,503
*	Henry Schein Inc.	45,662	5,465
*	Salix Pharmaceuticals Ltd.	33,918	5,397
*	Endo International plc	74,933	4,774
*	Mettler-Toledo
	International Inc.	15,631	4,228
	Cooper Cos. Inc.	25,645	4,181
	ResMed Inc.	75,068	3,982
*	Hologic Inc.	147,816	3,676
*	IDEXX Laboratories Inc.	27,447	3,403
	Omnicare Inc.	52,976	3,378
*	Community Health
	Systems Inc.	61,660	3,347
*	MEDNAX Inc.	53,170	3,044
*	United Therapeutics Corp.	23,612	2,782
*	Cubist Pharmaceuticals Inc.	40,287	2,781
*	Covance Inc.	30,718	2,546

			Market
			Value•
		Shares	($000)
	Teleflex Inc.	22,132	2,423
*	Sirona Dental Systems Inc.	29,612	2,414
*	Align Technology Inc.	38,437	2,093
*	Health Net Inc.	42,914	2,026
*	VCA Inc.	47,248	1,925
*	LifePoint Hospitals Inc.	23,800	1,780
	STERIS Corp.	31,617	1,780
	Techne Corp.	17,817	1,702
*	WellCare Health Plans Inc.	23,477	1,546
*	Charles River Laboratories
	International Inc.	25,883	1,530
	Hill-Rom Holdings Inc.	30,623	1,342
*	Bio-Rad Laboratories Inc.
	Class A	10,796	1,298
*	Allscripts Healthcare
	Solutions Inc.	85,491	1,263
	Owens & Minor Inc.	33,768	1,162
*	HMS Holdings Corp.	40,729	931
*	Thoratec Corp.	24,820	620
			84,322
Industrials (16.8%)
*	United Rentals Inc.	52,030	6,121
*	B/E Aerospace Inc.	52,924	4,485
	Wabtec Corp.	51,594	4,301
	Trinity Industries Inc.	82,870	4,009
	Fortune Brands Home
	& Security Inc.	88,828	3,838
	Towers Watson & Co.
	Class A	34,223	3,752
	JB Hunt Transport
	Services Inc.	48,928	3,697
*	Kirby Corp.	30,484	3,636
	Hubbell Inc. Class B	28,808	3,483
	Alaska Air Group Inc.	73,524	3,407
	IDEX Corp.	43,128	3,318
	Manpowergroup Inc.	42,595	3,305
	Waste Connections Inc.	66,309	3,253
	Lincoln Electric Holdings Inc.	43,026	3,059
	Donaldson Co. Inc.	70,360	2,945
	Acuity Brands Inc.	23,116	2,864
	Carlisle Cos. Inc.	34,285	2,842
*	Genesee & Wyoming Inc.
	Class A	27,289	2,683
	Huntington Ingalls
	Industries Inc.	26,273	2,683
	Nordson Corp.	32,017	2,595
	Graco Inc.	32,431	2,493
*	Old Dominion Freight
	Line Inc.	37,341	2,490
	SPX Corp.	23,442	2,439
	ITT Corp.	49,062	2,348
	MSC Industrial Direct Co.
	Inc. Class A	25,342	2,284
	AGCO Corp.	46,735	2,283
	Oshkosh Corp.	45,445	2,258

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	URS Corp.	36,899	2,235
	Terex Corp.	59,014	2,208
	Alliant Techsystems Inc.	17,045	2,148
*	Copart Inc.	60,022	2,067
	Lennox International Inc.	24,192	2,026
	Valmont Industries Inc.	14,385	2,025
*	AECOM Technology Corp.	53,104	2,009
*	Esterline Technologies Corp.	17,106	2,005
	AO Smith Corp.	40,723	1,999
	Triumph Group Inc.	27,905	1,936
*	NOW Inc.	57,406	1,896
	RR Donnelley & Sons Co.	106,800	1,887
	Kennametal Inc.	42,038	1,884
	Timken Co.	41,013	1,857
	Crane Co.	26,447	1,840
*	Clean Harbors Inc.	29,589	1,791
	Exelis Inc.	101,433	1,744
	Regal-Beloit Corp.	24,148	1,716
	CLARCOR Inc.	26,978	1,705
	Woodward Inc.	31,577	1,649
	GATX Corp.	24,636	1,633
	Landstar System Inc.	24,055	1,633
	KBR Inc.	72,547	1,597
	Deluxe Corp.	26,785	1,595
	Con-way Inc.	30,531	1,565
*	JetBlue Airways Corp.	122,291	1,496
	Civeo Corp.	56,786	1,443
	Watsco Inc.	14,597	1,350
	Corporate Executive
	Board Co.	18,090	1,193
	Harsco Corp.	43,218	1,046
	Rollins Inc.	34,392	1,023
	Herman Miller Inc.	31,711	942
	MSA Safety Inc.	16,994	941
	HNI Corp.	24,143	915
*	FTI Consulting Inc.	21,873	811
	Granite Construction Inc.	19,473	687
	Werner Enterprises Inc.	24,365	607
			145,975
Information Technology (16.7%)
*	Equinix Inc.	28,453	6,210
	Skyworks Solutions Inc.	101,414	5,746
*	Trimble Navigation Ltd.	139,550	4,641
*	ANSYS Inc.	49,569	4,030
*	Gartner Inc.	48,266	3,600
*	Synopsys Inc.	82,777	3,386
*	Arrow Electronics Inc.	53,301	3,318
	Avnet Inc.	74,038	3,295
*	NCR Corp.	89,822	3,068
*	SunEdison Inc.	131,660	2,900
*	Cree Inc.	62,091	2,829
*,^	3D Systems Corp.	52,003	2,783
	Broadridge Financial
	Solutions Inc.	64,557	2,746

			Market
			Value•
		Shares	($000)
*	Cadence Design
	Systems Inc.	154,887	2,732
*	MICROS Systems Inc.	40,028	2,721
	FactSet Research
	Systems Inc.	21,066	2,684
	Global Payments Inc.	36,479	2,653
	Jack Henry & Associates Inc.	45,236	2,615
*	Concur Technologies Inc.	25,563	2,566
*	PTC Inc.	63,462	2,455
*	Ingram Micro Inc.	83,037	2,394
*	WEX Inc.	20,732	2,356
	Teradyne Inc.	109,508	2,255
	Solera Holdings Inc.	36,810	2,244
*	Ultimate Software Group Inc.	15,168	2,230
*	Zebra Technologies Corp.	27,014	2,108
*	VeriFone Systems Inc.	59,777	2,087
*	Rackspace Hosting Inc.	58,205	2,014
*	ARRIS Group Inc.	63,839	1,954
*	RF Micro Devices Inc.	153,114	1,909
*	Fortinet Inc.	73,293	1,892
*	Informatica Corp.	54,537	1,857
*	Atmel Corp.	208,953	1,851
*	AOL Inc.	42,773	1,849
	FEI Co.	20,992	1,764
	National Instruments Corp.	52,645	1,745
	DST Systems Inc.	18,691	1,735
*	TIBCO Software Inc.	81,852	1,706
	Belden Inc.	23,332	1,705
	Lexmark International Inc.
	Class A	33,318	1,685
*	International Rectifier Corp.	38,139	1,503
*	Knowles Corp.	45,504	1,498
*	Riverbed Technology Inc.	78,657	1,482
*	JDS Uniphase Corp.	125,601	1,451
*	Advanced Micro
	Devices Inc.	346,630	1,445
*	CoreLogic Inc.	49,149	1,389
*	Tech Data Corp.	20,464	1,381
*	SolarWinds Inc.	31,915	1,366
	Diebold Inc.	34,570	1,313
	Leidos Holdings Inc.	34,014	1,281
*	Integrated Device
	Technology Inc.	72,714	1,196
*	ACI Worldwide Inc.	60,894	1,186
*	CommVault Systems Inc.	21,314	1,175
*	Fairchild Semiconductor
	International Inc. Class A	66,865	1,174
*	Ciena Corp.	56,214	1,163
	Vishay Intertechnology Inc.	72,604	1,162
	Mentor Graphics Corp.	51,826	1,130
	Compuware Corp.	117,581	1,099
	Plantronics Inc.	22,774	1,087
	Convergys Corp.	54,316	1,043
*	Rovi Corp.	44,935	1,039
	Intersil Corp. Class A	68,932	1,037

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Science Applications
	International Corp.	21,835	1,007
	Fair Isaac Corp.	17,209	1,001
*	Silicon Laboratories Inc.	21,401	970
	InterDigital Inc.	21,655	961
*	Semtech Corp.	36,017	938
*	Conversant Inc.	33,714	929
*	Polycom Inc.	68,104	902
*	Itron Inc.	21,052	889
	Advent Software Inc.	23,700	766
*	NeuStar Inc. Class A	25,245	745
	Cypress
	Semiconductor Corp.	64,792	716
*	Acxiom Corp.	33,777	626
	ADTRAN Inc.	24,224	559
			144,927
Materials (7.5%)
	Ashland Inc.	38,771	4,157
	Rock-Tenn Co. Class A	76,789	3,775
	Packaging Corp. of America	52,596	3,576
	RPM International Inc.	71,282	3,359
	Valspar Corp.	41,547	3,355
	United States Steel Corp.	77,412	2,992
	Steel Dynamics Inc.	128,002	2,975
	Reliance Steel
	& Aluminum Co.	41,575	2,907
	Eagle Materials Inc.	26,775	2,729
	Albemarle Corp.	42,557	2,706
	Royal Gold Inc.	34,762	2,703
	NewMarket Corp.	5,921	2,409
	Sonoco Products Co.	54,602	2,247
	AptarGroup Inc.	35,020	2,247
	Cytec Industries Inc.	19,185	1,977
	PolyOne Corp.	50,362	1,975
	Cabot Corp.	32,091	1,758
	Compass Minerals
	International Inc.	17,944	1,598
	Carpenter Technology Corp.	28,411	1,555
	Sensient Technologies Corp.	26,468	1,485
	Scotts Miracle-Gro Co.
	Class A	23,286	1,344
	Silgan Holdings Inc.	23,470	1,182
	Domtar Corp.	31,190	1,163
	Minerals Technologies Inc.	18,456	1,156
	Olin Corp.	42,288	1,154
	Worthington Industries Inc.	27,859	1,127
^	Cliffs Natural Resources Inc.	73,546	1,108
	Commercial Metals Co.	63,021	1,089
	TimkenSteel Corp.	20,516	980
*	Louisiana-Pacific Corp.	66,243	945
	Greif Inc. Class A	16,335	782
*	Rayonier Advanced
	Materials Inc.	22,572	750
			65,265

		Market
		Value•
	Shares	($000)
Telecommunication Services (0.5%)
* tw telecom inc Class A	73,787	3,028
Telephone & Data
Systems Inc.	52,961	1,395
		4,423
Utilities (4.7%)
OGE Energy Corp.	106,527	3,997
Alliant Energy Corp.	59,346	3,471
National Fuel Gas Co.	44,941	3,435
UGI Corp.	61,564	3,262
MDU Resources Group Inc.	102,502	3,209
Atmos Energy Corp.	53,599	2,710
Westar Energy Inc. Class A	68,961	2,547
Aqua America Inc.	94,731	2,369
Questar Corp.	93,708	2,203
Great Plains Energy Inc.	82,257	2,112
Cleco Corp.	32,298	1,822
Vectren Corp.	44,126	1,819
IDACORP Inc.	26,920	1,527
^ Hawaiian Electric
Industries Inc.	54,307	1,379
Black Hills Corp.	23,885	1,283
WGL Holdings Inc.	27,779	1,208
PNM Resources Inc.	42,635	1,118
ONE Gas Inc.	27,821	1,041
		40,512
Total Common Stocks
(Cost $723,306)		863,316
Temporary Cash Investments (0.7%)[1]
Money Market Fund (0.6%)
[2,3] Vanguard Market
Liquidity Fund, 0.113% 5,439,793		5,440

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae Discount
Notes, 0.075%, 10/15/14	200	200
[4,5] Freddie Mac Discount
Notes, 0.100%, 12/29/14	100	100
		300
Total Temporary Cash Investments
(Cost $5,740)		5,740
Total Investments (100.2%)
(Cost $729,046)		869,056
Other Assets and Liabilities (-0.2%)
Other Assets		5,288
Liabilities[3]		(6,605)
		(1,317)
Net Assets (100%)		867,739

S&P Mid-Cap 400 Index Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	723,742
Undistributed Net Investment Income	6,641
Accumulated Net Realized Losses	(2,760)
Unrealized Appreciation (Depreciation)
Investment Securities	140,010
Futures Contracts	106
Net Assets	867,739

Institutional Shares—Net Assets
Applicable to 2,692,527 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	522,711
Net Asset Value Per Share—
Institutional Shares	$194.13

ETF Shares—Net Assets
Applicable to 3,550,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	345,028
Net Asset Value Per Share—
ETF Shares	$97.19

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,613,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,668,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	9,680
Interest[1]	5
Securities Lending	92
Total Income	9,777
Expenses
The Vanguard Group—Note B
Investment Advisory Services	107
Management and Administrative—Institutional Shares	118
Management and Administrative—ETF Shares	273
Marketing and Distribution—Institutional Shares	81
Marketing and Distribution—ETF Shares	63
Custodian Fees	68
Auditing Fees	22
Shareholders’ Reports—Institutional Shares	4
Shareholders’ Reports—ETF Shares	11
Total Expenses	747
Net Investment Income	9,030
Realized Net Gain (Loss)
Investment Securities Sold	27,438
Futures Contracts	444
Realized Net Gain (Loss)	27,882
Change in Unrealized Appreciation (Depreciation)
Investment Securities	91,464
Futures Contracts	156
Change in Unrealized Appreciation (Depreciation)	91,620
Net Increase (Decrease) in Net Assets Resulting from Operations	128,532
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,030	4,200
Realized Net Gain (Loss)	27,882	3,758
Change in Unrealized Appreciation (Depreciation)	91,620	43,358
Net Increase (Decrease) in Net Assets Resulting from Operations	128,532	51,316
Distributions
Net Investment Income
Institutional Shares	(2,743)	(1,230)
ETF Shares	(2,451)	(1,087)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(5,194)	(2,317)
Capital Share Transactions
Institutional Shares	236,838	99,201
ETF Shares	100,548	95,694
Net Increase (Decrease) from Capital Share Transactions	337,386	194,895
Total Increase (Decrease)	460,724	243,894
Net Assets
Beginning of Period	407,015	163,121
End of Period[1]	867,739	407,015
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,641,000 and $2,805,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares
				March 28,
				2011[1] to
		Year Ended August 31,		August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$159.20	$130.17	$116.52	$128.01
Investment Operations
Net Investment Income	2.135	2.355[2]	1.372	.240
Net Realized and Unrealized Gain (Loss) on Investments	34.537	28.174	13.297	(11.730)
Total from Investment Operations	36.672	30.529	14.669	(11.490)
Distributions
Dividends from Net Investment Income	(1.742)	(1.499)	(1.019)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.742)	(1.499)	(1.019)	—
Net Asset Value, End of Period	$194.13	$159.20	$130.17	$116.52

Total Return	23.16%	23.65%	12.69%	-8.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$523	$216	$91	$40
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.35%	1.57%	1.42%	1.28%[3]
Portfolio Turnover Rate [4]	14%	10%	13%	26%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares
				Sept. 7,
				2010[1] to
		Year Ended August 31,		August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$79.72	$65.20	$58.37	$49.95
Investment Operations
Net Investment Income	1.016	1.133[2]	.648	. 383
Net Realized and Unrealized Gain (Loss) on Investments	17.285	14.112	6.657	8.217
Total from Investment Operations	18.301	15.245	7.305	8.600
Distributions
Dividends from Net Investment Income	(.831)	(.725)	(.475)	(.180)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.831)	(.725)	(.475)	(.180)
Net Asset Value, End of Period	$97.19	$79.72	$65.20	$58.37

Total Return	23.06%	23.57%	12.60%	17.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$345	$191	$72	$32
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.28%	1.50%	1.35%	1.21%[3]
Portfolio Turnover Rate [4]	14%	10%	13%	26%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

S&P Mid-Cap 400 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

S&P Mid-Cap 400 Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $82,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	863,316	—	—
Temporary Cash Investments	5,440	300	—
Futures Contracts—Assets[1]	19	—	—
Total	868,775	300	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2014	33	4,742	106

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $28,038,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $6,734,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $321,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $2,274,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $729,426,000. Net unrealized appreciation of investment securities for tax purposes was $139,630,000, consisting of unrealized gains of $148,471,000 on securities that had risen in value since their purchase and $8,841,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $520,293,000 of investment securities and sold $180,320,000 of investment securities, other than temporary cash investments. Purchases and sales include $185,819,000 and $88,422,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	283,336	1,592	123,250	807
Issued in Lieu of Cash Distributions	2,689	15	1,090	8
Redeemed	(49,187)	(269)	(25,139)	(162)
Net Increase (Decrease)—Institutional Shares	236,838	1,338	99,201	653
ETF Shares
Issued	200,557	2,250	107,558	1,450
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(100,009)	(1,100)	(11,864)	(150)
Net Increase (Decrease)—ETF Shares	100,548	1,150	95,694	1,300

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMFVX	IVOV
Expense Ratio[1]	0.08%	0.20%
30-Day SEC Yield	1.74%	1.62%

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Value	FA
	Fund	Index	Index
Number of Stocks	289	289	3,709
Median Market Cap	$4.4B	$4.4B	$48.0B
Price/Earnings Ratio	21.6x	21.6x	20.7x
Price/Book Ratio	1.9x	1.9x	2.7x
Return on Equity	11.6%	11.6%	17.8%
Earnings Growth
Rate	13.2%	13.2%	15.3%
Dividend Yield	1.8%	1.8%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	35%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
	S&P MidCap	U.S. Total
	400 Value	Market
	Index	FA Index
R-Squared	1.00	0.93
Beta	1.00	1.17
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
SL Green Realty Corp.	Office REITs	1.3%
HollyFrontier Corp.	Oil & Gas Refining &
	Marketing	1.2
Realty Income Corp.	Retail REITs	1.2
Foot Locker Inc.	Apparel Retail	1.0
Ashland Inc.	Specialty Chemicals	1.0
Everest Re Group Ltd.	Reinsurance	0.9
OGE Energy Corp.	Electric Utilities	0.9
Alleghany Corp.	Reinsurance	0.9
New York Community	Thrifts & Mortgage
Bancorp Inc.	Finance	0.9
Raymond James	Investment Banking
Financial Inc.	& Brokerage	0.8
Top Ten		10.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 17, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

S&P Mid-Cap 400 Value Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Value	FA
	Fund	Index	Index
Consumer Discretionary 10.6%		10.6%	12.6%
Consumer Staples	3.4	3.4	8.1
Energy	5.5	5.5	9.7
Financials	28.0	28.0	17.3
Health Care	6.8	6.8	13.3
Industrials	12.8	12.8	11.2
Information Technology	13.5	13.5	18.6
Materials	10.1	10.1	3.9
Telecommunication
Services	0.7	0.7	2.2
Utilities	8.6	8.6	3.1

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment
	S&P Mid-Cap 400 Value Index
	Fund*ETF Shares Net Asset Value	25.26%	19.41%	$20,265
	S&P Mid-Cap 400 Value Index
	Fund*ETF Shares Market Price	25.19	19.41	20,260
••••••••	S&P MidCap 400 Value Index	25.54	19.66	20,429
– – – –	Mid-Cap Value Funds Average	23.95	18.42	19,600
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	19.19	20,114

Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/2/2010)	Investment
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	25.42%	17.48%	$9,261,869

S&P MidCap 400 Value Index	25.54	17.57	9,289,815
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	17.03	9,126,846
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

S&P Mid-Cap 400 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Market Price	25.19%	102.60%
S&P Mid-Cap 400 Value Index Fund ETF Shares Net
Asset Value	25.26	102.65
S&P MidCap 400 Value Index	25.54	104.29
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	11/2/2010	27.27%	18.14%
ETF Shares	9/7/2010
Market Price		27.30	20.18
Net Asset Value		27.10	20.15

S&P Mid-Cap 400 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (10.5%)
	Foot Locker Inc.	40,707	2,284
	Dick’s Sporting Goods Inc.	27,735	1,250
	Signet Jewelers Ltd.	10,301	1,214
	Advance Auto Parts Inc.	8,352	1,139
*	JC Penney Co. Inc.	85,097	919
	Abercrombie & Fitch Co.	20,321	849
	John Wiley & Sons Inc.
	Class A	13,076	784
*	Apollo Education Group Inc.	27,689	769
	CST Brands Inc.	21,115	736
	Big Lots Inc.	15,489	718
	DeVry Education Group Inc.	15,957	685
*	Murphy USA Inc.	12,403	676
	American Eagle
	Outfitters Inc.	47,775	673
*	Ascena Retail Group Inc.	36,114	628
	Williams-Sonoma Inc.	9,289	611
*	NVR Inc.	518	608
	HSN Inc.	9,362	567
	Cinemark Holdings Inc.	15,992	564
	Service Corp. International	25,044	555
*	ANN Inc.	13,077	542
	Aaron’s Inc.	20,171	517
*	Time Inc.	21,812	512
*	Life Time Fitness Inc.	10,502	484
	KB Home	25,125	446
	New York Times Co. Class A	35,251	436
*	Cabela’s Inc.	6,808	415
	Rent-A-Center Inc.	14,746	411
	International
	Game Technology	24,144	407
*	Office Depot Inc.	77,467	397
	Guess? Inc.	16,666	391
*	Live Nation
	Entertainment Inc.	17,490	384
	Chico’s FAS Inc.	23,969	379

			Market
			Value•
		Shares	($000)
	Lamar Advertising Co.
	Class A	6,888	361
	Thor Industries Inc.	6,304	339
	MDC Holdings Inc.	10,897	316
	International Speedway
	Corp. Class A	7,790	261
	Cheesecake Factory Inc.	4,488	202
	Meredith Corp.	3,930	183
			23,612
Consumer Staples (3.3%)
	Ingredion Inc.	20,822	1,661
	Church & Dwight Co. Inc.	17,075	1,165
	Energizer Holdings Inc.	9,470	1,151
*	United Natural Foods Inc.	13,856	891
*	WhiteWave Foods Co.
	Class A	22,819	799
*	Post Holdings Inc.	12,276	454
	Dean Foods Co.	26,105	422
	Universal Corp.	6,412	338
	Flowers Foods Inc.	15,044	295
	Lancaster Colony Corp.	2,870	254
	Tootsie Roll Industries Inc.	2,949	83
			7,513
Energy (5.5%)
	HollyFrontier Corp.	55,463	2,775
	Superior Energy
	Services Inc.	43,718	1,567
*	WPX Energy Inc.	56,436	1,502
	Rowan Cos. plc Class A	34,551	1,047
	World Fuel Services Corp.	20,097	892
*	Unit Corp.	12,320	811
*	Atwood Oceanics Inc.	16,155	798
*	Helix Energy Solutions
	Group Inc.	27,406	749
	Tidewater Inc.	13,834	704
	Energen Corp.	8,333	671
*	Dresser-Rand Group Inc.	8,756	607
*	Bill Barrett Corp.	7,352	167
			12,290

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
Financials (28.0%)
	SL Green Realty Corp.	26,642	2,913
	Realty Income Corp.	61,817	2,764
	Everest Re Group Ltd.	12,872	2,109
*	Alleghany Corp.	4,597	1,982
	New York Community
	Bancorp Inc.	123,574	1,971
	Raymond James
	Financial Inc.	34,658	1,894
	Camden Property Trust	23,888	1,788
	Jones Lang LaSalle Inc.	12,442	1,662
	Reinsurance Group of
	America Inc. Class A	19,285	1,600
	Alexandria Real Estate
	Equities Inc.	20,003	1,581
	Protective Life Corp.	22,012	1,528
	HCC Insurance Holdings Inc.	27,890	1,398
	WR Berkley Corp.	28,870	1,396
	National Retail
	Properties Inc.	34,393	1,277
	Hospitality Properties Trust	41,805	1,230
	UDR Inc.	40,713	1,218
	BioMed Realty Trust Inc.	53,745	1,207
	American Financial
	Group Inc.	19,994	1,199
	Corrections Corp.
	of America	32,488	1,158
	American Campus
	Communities Inc.	29,289	1,157
	Federal Realty
	Investment Trust	9,203	1,148
	Duke Realty Corp.	57,034	1,061
	Home Properties Inc.	15,951	1,024
	Arthur J Gallagher & Co.	18,861	891
	Mid-America Apartment
	Communities Inc.	11,938	863
	First Niagara Financial
	Group Inc.	98,822	860
	First American
	Financial Corp.	29,830	846
	RenaissanceRe Holdings Ltd.	8,152	835
	Regency Centers Corp.	14,181	810
	First Horizon National Corp.	66,058	803
	StanCorp Financial
	Group Inc.	12,212	800
	Kilroy Realty Corp.	12,397	784
	Hanover Insurance
	Group Inc.	12,302	781
	Aspen Insurance
	Holdings Ltd.	18,269	777
	Primerica Inc.	15,194	765
	Hancock Holding Co.	22,975	764
	Liberty Property Trust	21,032	745
	TCF Financial Corp.	46,526	735

			Market
			Value•
		Shares	($000)
	Senior Housing
	Properties Trust	31,286	730
	Rayonier Inc.	20,481	702
	Corporate Office
	Properties Trust	24,462	694
	Cullen/Frost Bankers Inc.	8,435	663
	Taubman Centers Inc.	8,479	646
	Fulton Financial Corp.	52,767	609
	Highwoods Properties Inc.	14,093	600
	Weingarten Realty Investors	17,261	591
	Commerce Bancshares Inc.	12,652	584
	Valley National Bancorp	55,980	560
	LaSalle Hotel Properties	14,820	542
	Mack-Cali Realty Corp.	24,758	523
	Brown & Brown Inc.	15,935	520
	Mercury General Corp.	10,133	519
	Kemper Corp.	14,218	517
	Janus Capital Group Inc.	41,931	509
	Eaton Vance Corp.	12,811	502
	Washington Prime
	Group Inc.	23,425	457
	Trustmark Corp.	18,834	447
	Prosperity Bancshares Inc.	7,202	435
	International
	Bancshares Corp.	15,898	419
	Federated Investors Inc.
	Class B	13,474	414
	FirstMerit Corp.	23,091	398
	Bank of Hawaii Corp.	6,701	389
	Webster Financial Corp.	10,722	316
	Astoria Financial Corp.	23,578	308
	Equity One Inc.	10,603	250
	Potlatch Corp.	5,438	232
	Westamerica Bancorporation	4,113	199
			62,599
Health Care (6.8%)
*	Community Health
	Systems Inc.	32,178	1,747
*	Henry Schein Inc.	10,487	1,255
	Omnicare Inc.	16,865	1,076
*	Health Net Inc.	22,393	1,057
*	LifePoint Hospitals Inc.	12,419	929
	Cooper Cos. Inc.	5,087	829
*	WellCare Health Plans Inc.	12,250	807
*	Hologic Inc.	31,632	787
	ResMed Inc.	14,106	748
*	IDEXX Laboratories Inc.	5,731	711
*	Bio-Rad Laboratories Inc.
	Class A	5,633	677
	Teleflex Inc.	6,123	670
	Owens & Minor Inc.	17,618	606
*	Sirona Dental Systems Inc.	6,956	567
*	MEDNAX Inc.	9,437	540
*	VCA Inc.	12,330	502
	Techne Corp.	3,999	382

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
	STERIS Corp.	6,526	367
	Hill-Rom Holdings Inc.	7,185	315
*	Allscripts Healthcare
	Solutions Inc.	20,315	300
*	HMS Holdings Corp.	8,576	196
*	Thoratec Corp.	7,144	179
			15,247
Industrials (12.8%)
	Manpowergroup Inc.	22,229	1,725
	SPX Corp.	12,233	1,273
	AGCO Corp.	24,387	1,191
	Oshkosh Corp.	23,714	1,178
	URS Corp.	19,254	1,166
*	AECOM Technology Corp.	27,710	1,049
*	Esterline Technologies Corp.	8,926	1,046
	Triumph Group Inc.	14,561	1,010
	Timken Co.	21,400	969
*	Clean Harbors Inc.	15,439	935
	Exelis Inc.	52,926	910
	KBR Inc.	41,097	905
	Regal-Beloit Corp.	12,600	896
	GATX Corp.	12,855	852
	Hubbell Inc. Class B	6,917	836
*	JetBlue Airways Corp.	63,808	780
	ITT Corp.	15,619	748
	Carlisle Cos. Inc.	8,590	712
	Huntington Ingalls
	Industries Inc.	6,582	672
	Donaldson Co. Inc.	14,690	615
	MSC Industrial Direct Co.
	Inc. Class A	6,746	608
	Alliant Techsystems Inc.	4,804	605
	Waste Connections Inc.	12,115	594
	Kennametal Inc.	13,164	590
	Valmont Industries Inc.	3,829	539
*	NOW Inc.	15,580	515
	Landstar System Inc.	7,407	503
	Woodward Inc.	9,558	499
	Crane Co.	6,626	461
	Con-way Inc.	8,923	457
	Civeo Corp.	17,188	437
	CLARCOR Inc.	6,759	427
	Watsco Inc.	4,419	409
	RR Donnelley & Sons Co.	21,185	374
	Granite Construction Inc.	10,041	354
	Lennox International Inc.	4,120	345
	Werner Enterprises Inc.	12,560	313
	Harsco Corp.	11,941	289
	MSA Safety Inc.	4,164	231
	Rollins Inc.	6,995	208
*	FTI Consulting Inc.	5,023	186
	Herman Miller Inc.	6,124	182
			28,594

			Market
			Value•
		Shares	($000)
Information Technology (13.5%)
*	Arrow Electronics Inc.	27,816	1,732
	Avnet Inc.	38,637	1,720
*	Equinix Inc.	6,381	1,393
*	Ingram Micro Inc.	43,331	1,249
	Teradyne Inc.	57,116	1,176
*	VeriFone Systems Inc.	31,192	1,089
	Skyworks Solutions Inc.	19,056	1,080
*	RF Micro Devices Inc.	79,893	996
*	Synopsys Inc.	24,193	989
*	AOL Inc.	22,319	965
	Lexmark International Inc.
	Class A	17,385	879
*	International Rectifier Corp.	19,903	784
*	Tech Data Corp.	10,677	721
*	NCR Corp.	20,628	705
	Leidos Holdings Inc.	17,747	668
*	Fairchild Semiconductor
	International Inc. Class A	34,886	612
*	Rovi Corp.	26,452	612
	Vishay Intertechnology Inc.	37,880	606
*	Fortinet Inc.	23,332	602
*	Atmel Corp.	67,003	594
	Convergys Corp.	28,337	544
	Intersil Corp. Class A	35,962	541
*	MICROS Systems Inc.	7,731	525
	Science Applications
	International Corp.	11,391	525
*	Polycom Inc.	38,579	511
*	Silicon Laboratories Inc.	11,164	506
	FactSet Research
	Systems Inc.	3,739	476
*	Cadence Design
	Systems Inc.	26,681	471
*	SunEdison Inc.	21,306	469
*	Itron Inc.	10,982	464
*	Knowles Corp.	13,774	453
*	Zebra Technologies Corp.	5,781	451
	Diebold Inc.	10,825	411
	DST Systems Inc.	4,390	407
*	TIBCO Software Inc.	19,225	401
*	Advanced Micro
	Devices Inc.	95,879	400
	Solera Holdings Inc.	6,149	375
*	Riverbed Technology Inc.	19,062	359
	Compuware Corp.	35,786	335
*	ARRIS Group Inc.	10,872	333
	National Instruments Corp.	9,778	324
	InterDigital Inc.	7,260	322
*	JDS Uniphase Corp.	23,577	272
	Cypress
	Semiconductor Corp.	23,891	264
*	Semtech Corp.	9,201	240
	Plantronics Inc.	4,868	232

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Integrated Device
	Technology Inc.	14,030	231
	ADTRAN Inc.	8,355	193
			30,207
Materials (10.1%)
	Ashland Inc.	20,233	2,169
	United States Steel Corp.	40,397	1,561
	Steel Dynamics Inc.	66,798	1,552
	Reliance Steel
	& Aluminum Co.	21,696	1,517
	Royal Gold Inc.	18,139	1,410
	Sonoco Products Co.	28,492	1,173
	Rock-Tenn Co. Class A	23,244	1,143
	Cabot Corp.	16,745	917
	RPM International Inc.	17,114	807
	Valspar Corp.	9,758	788
	Sensient Technologies Corp.	13,810	775
	Albemarle Corp.	11,550	734
	Domtar Corp.	18,142	677
	Cliffs Natural Resources Inc.	42,771	645
	Silgan Holdings Inc.	12,245	617
	Olin Corp.	22,063	602
	Cytec Industries Inc.	5,807	598
	Commercial Metals Co.	32,879	568
	AptarGroup Inc.	8,591	551
	TimkenSteel Corp.	10,703	511
	Compass Minerals
	International Inc.	5,619	501
	NewMarket Corp.	1,144	466
	PolyOne Corp.	11,304	443
	Greif Inc. Class A	8,521	408
	Scotts Miracle-Gro Co.
	Class A	6,127	354
	Carpenter Technology Corp.	5,569	305
*	Louisiana-Pacific Corp.	20,477	292
	Minerals Technologies Inc.	3,849	241
*	Rayonier Advanced
	Materials Inc.	5,765	191
			22,516
Telecommunication Services (0.6%)
	Telephone & Data
	Systems Inc.	27,633	728
*	tw telecom inc Class A	17,716	727
			1,455
Utilities (8.6%)
	OGE Energy Corp.	55,592	2,086
	Alliant Energy Corp.	30,970	1,812
	UGI Corp.	32,127	1,702
	MDU Resources Group Inc.	53,491	1,675
	Atmos Energy Corp.	27,970	1,414
	Westar Energy Inc. Class A	35,986	1,329
	Great Plains Energy Inc.	42,923	1,102

		Market
		Value•
	Shares	($000)
National Fuel Gas Co.	12,900	986
Cleco Corp.	16,853	951
Vectren Corp.	23,025	949
IDACORP Inc.	14,046	797
^ Hawaiian Electric
Industries Inc.	28,335	719
Black Hills Corp.	12,462	670
Aqua America Inc.	25,215	631
WGL Holdings Inc.	14,493	630
Questar Corp.	25,921	609
PNM Resources Inc.	22,243	583
ONE Gas Inc.	14,514	543
		19,188
Total Common Stocks
(Cost $204,267)		223,221
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3] Vanguard Market
Liquidity Fund, 0.113%	425,249	425

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.080%, 9/24/14	100	100
Total Temporary Cash Investments
(Cost $525)		525
Total Investments (99.9%)
(Cost $204,792)		223,746
Other Assets and Liabilities (0.1%)
Other Assets		382
Liabilities[3]		(258)
		124
Net Assets (100%)		223,870

S&P Mid-Cap 400 Value Index Fund

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	205,752
Undistributed Net Investment Income	2,024
Accumulated Net Realized Losses	(2,873)
Unrealized Appreciation (Depreciation)
Investment Securities	18,954
Futures Contracts	13
Net Assets	223,870

Institutional Shares—Net Assets
Applicable to 706,252 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	136,769
Net Asset Value Per Share—
Institutional Shares	$193.66

ETF Shares—Net Assets
Applicable to 900,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	87,101
Net Asset Value Per Share—
ETF Shares	$96.78

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $203,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $208,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	2,816
Interest[1]	1
Securities Lending	16
Total Income	2,833
Expenses
The Vanguard Group—Note B
Investment Advisory Services	20
Management and Administrative—Institutional Shares	3
Management and Administrative—ETF Shares	70
Marketing and Distribution—Institutional Shares	14
Marketing and Distribution—ETF Shares	10
Custodian Fees	51
Auditing Fees	22
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	4
Total Expenses	194
Net Investment Income	2,639
Realized Net Gain (Loss)
Investment Securities Sold	16,778
Futures Contracts	59
Realized Net Gain (Loss)	16,837
Change in Unrealized Appreciation (Depreciation)
Investment Securities	10,856
Futures Contracts	15
Change in Unrealized Appreciation (Depreciation)	10,871
Net Increase (Decrease) in Net Assets Resulting from Operations	30,347
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,639	1,077
Realized Net Gain (Loss)	16,837	5,022
Change in Unrealized Appreciation (Depreciation)	10,871	5,317
Net Increase (Decrease) in Net Assets Resulting from Operations	30,347	11,416
Distributions
Net Investment Income
Institutional Shares	(787)	(706)
ETF Shares	(632)	(162)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(1,419)	(868)
Capital Share Transactions
Institutional Shares	69,996	1,872
ETF Shares	48,434	14,425
Net Increase (Decrease) from Capital Share Transactions	118,430	16,297
Total Increase (Decrease)	147,358	26,845
Net Assets
Beginning of Period	76,512	49,667
End of Period[1]	223,870	76,512
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,024,000 and $804,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares
				Nov. 2,
				2010[1] to
	Year Ended August 31,			August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$155.83	$125.30	$111.20	$109.35
Investment Operations
Net Investment Income	3.191[2]	2.392	2.124	1.146
Net Realized and Unrealized Gain (Loss) on Investments	36.207	30.364	13.624	1.233
Total from Investment Operations	39.398	32.756	15.748	2.379
Distributions
Dividends from Net Investment Income	(1.568)	(2.226)	(1.648)	(.529)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.568)	(2.226)	(1.648)	(.529)
Net Asset Value, End of Period	$193.66	$155.83	$125.30	$111.20

Total Return	25.42%	26.47%	14.32%	2.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$137	$49	$40	$35
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.78%	1.99%	1.92%	1.94%[3]
Portfolio Turnover Rate [4]	35%	74%	31%	48%
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

ETF Shares
				Sept. 7,
				2010[1] to
	Year Ended August 31,			August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$77.93	$62.71	$55.69	$49.86
Investment Operations
Net Investment Income	1.500 [2]	1.153	1.001	.746
Net Realized and Unrealized Gain (Loss) on Investments	18.094	15.146	6.814	5.340
Total from Investment Operations	19.594	16.299	7.815	6.086
Distributions
Dividends from Net Investment Income	(.744)	(1.079)	(.795)	(.256)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.744)	(1.079)	(.795)	(.256)
Net Asset Value, End of Period	$96.78	$77.93	$62.71	$55.69

Total Return	25.26%	26.31%	14.18%	12.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$87	$27	$9	$6
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	1.66%	1.87%	1.80%	1.82%[3]
Portfolio Turnover Rate [4]	35%	74%	31%	48%
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

S&P Mid-Cap 400 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

S&P Mid-Cap 400 Value Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $22,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	223,221	—	—
Temporary Cash Investments	425	100	—
Futures Contracts—Assets[1]	2	—	—
Total	223,648	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-Mini S&P Mid-Cap 400 Index	September 2014	4	575	13

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

S&P Mid-Cap 400 Value Index Fund

During the year ended August 31, 2014, the fund realized $16,651,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $2,037,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $324,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $2,736,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $204,917,000. Net unrealized appreciation of investment securities for tax purposes was $18,829,000, consisting of unrealized gains of $21,847,000 on securities that had risen in value since their purchase and $3,018,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $253,307,000 of investment securities and sold $133,982,000 of investment securities, other than temporary cash investments. Purchases and sales include $133,177,000 and $80,298,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	78,767	439	25,332	167
Issued in Lieu of Cash Distributions	278	2	706	5
Redeemed	(9,049)	(51)	(24,166)	(177)
Net Increase (Decrease)—Institutional Shares	69,996	390	1,872	(5)
ETF Shares
Issued	133,382	1,500	31,614	450
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(84,948)	(950)	(17,189)	(250)
Net Increase (Decrease)—ETF Shares	48,434	550	14,425	200

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMFGX	IVOG
Expense Ratio[1]	0.08%	0.20%
30-Day SEC Yield	0.97%	0.85%

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Growth	FA
	Fund	Index	Index
Number of Stocks	252	251	3,709
Median Market Cap	$5.2B	$5.2B	$48.0B
Price/Earnings Ratio	26.2x	26.2x	20.7x
Price/Book Ratio	3.4x	3.4x	2.7x
Return on Equity	15.6%	15.6%	17.8%
Earnings Growth
Rate	17.4%	17.4%	15.3%
Dividend Yield	1.0%	1.0%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	38%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
		DJ
	S&P MidCap	U.S. Total
	400 Growth	Market
	Index	FA Index
R-Squared	1.00	0.91
Beta	1.00	1.17
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
United Rentals Inc.	Trading Companies &
	Distributors	1.4%
Universal Health
Services Inc.	Health Care Facilities	1.3
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	1.2
Salix Pharmaceuticals
Ltd.	Pharmaceuticals	1.2
Polaris Industries Inc.	Leisure Products	1.2
Endo International plc	Pharmaceuticals	1.1
Trimble Navigation Ltd.	Electronic
	Manufacturing
	Services	1.1
LKQ Corp.	Distributors	1.0
B/E Aerospace Inc.	Aerospace &
	Defense	1.0
Wabtec Corp.	Construction
	Machinery & Heavy
	Trucks	1.0
Top Ten		11.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

S&P Mid-Cap 400 Growth Index Fund

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S.
		MidCap	Total
		400	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	15.7%	15.7%	12.6%
Consumer Staples	2.7	2.7	8.1
Energy	5.3	5.3	9.7
Financials	16.5	16.5	17.3
Health Care	12.6	12.6	13.3
Industrials	20.7	20.7	11.2
Information Technology	20.2	20.2	18.6
Materials	5.1	5.1	3.9
Telecommunication
Services	0.4	0.4	2.2
Utilities	0.8	0.8	3.1

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment
	S&P Mid-Cap 400 Growth Index
	Fund*ETF Shares Net Asset Value	20.84%	18.76%	$19,827
	S&P Mid-Cap 400 Growth Index
	Fund*ETF Shares Market Price	20.79	18.75	19,821
••••••••	S&P MidCap 400 Growth Index	21.07	18.97	19,965
– – – –	Mid-Cap Growth Funds Average	19.60	17.25	18,842
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	19.19	20,114
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/28/2011)	Investment
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	20.99%	12.99%	$7,597,924

S&P MidCap 400 Growth Index	21.07	13.05	7,611,839
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	15.44	8,178,319
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards. Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

S&P Mid-Cap 400 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Market Price	20.79%	98.21%
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Net Asset Value	20.84	98.27
S&P MidCap 400 Growth Index	21.07	99.65
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/28/2011[1]	23.12%	13.54%
ETF Shares	9/7/2010
Market Price		23.18	19.57
Net Asset Value		22.97	19.53
1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

S&P Mid-Cap 400 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (15.7%)
	Hanesbrands Inc.	46,137	4,737
	Polaris Industries Inc.	30,528	4,438
*	LKQ Corp.	139,859	3,972
*	Jarden Corp.	55,591	3,324
	Advance Auto Parts Inc.	19,941	2,720
*	Toll Brothers Inc.	74,126	2,638
	Signet Jewelers Ltd.	20,065	2,365
	Carter’s Inc.	24,875	2,059
	Gentex Corp.	67,598	1,998
	Domino’s Pizza Inc.	25,772	1,944
*	Kate Spade & Co.	58,626	1,896
	Brunswick Corp.	42,957	1,847
*	Panera Bread Co. Class A	12,088	1,812
*	AMC Networks Inc. Class A	27,380	1,713
	Tupperware Brands Corp.	23,373	1,712
	Williams-Sonoma Inc.	25,143	1,654
*	Tempur Sealy
	International Inc.	28,165	1,648
*	Deckers Outdoor Corp.	16,040	1,480
	Brinker International Inc.	30,089	1,471
*	Bally Technologies Inc.	18,194	1,443
	Sotheby’s	31,933	1,303
	Service Corp. International	57,371	1,272
	International
	Game Technology	74,372	1,254
*	NVR Inc.	929	1,090
	Wendy’s Co.	122,334	997
	Lamar Advertising Co.
	Class A	18,852	989
*	Live Nation
	Entertainment Inc.	36,912	811
	Cinemark Holdings Inc.	21,700	766
*	DreamWorks Animation
	SKG Inc. Class A	33,470	731
*	Cabela’s Inc.	10,487	640
	Cheesecake Factory Inc.	13,921	626
	Thor Industries Inc.	10,179	547
*	Office Depot Inc.	97,074	497

			Market
			Value•
		Shares	($000)
	Meredith Corp.	10,644	496
	Chico’s FAS Inc.	31,279	494
*	Time Inc.	15,663	368
			59,752
Consumer Staples (2.7%)
	Church & Dwight Co. Inc.	34,632	2,363
*	Hain Celestial Group Inc.	23,217	2,284
	Energizer Holdings Inc.	12,856	1,562
*	WhiteWave Foods Co.
	Class A	42,691	1,495
	Flowers Foods Inc.	56,177	1,100
*	SUPERVALU Inc.	91,595	875
	Lancaster Colony Corp.	4,267	377
	Tootsie Roll Industries Inc.	4,768	135
			10,191
Energy (5.3%)
	Oceaneering
	International Inc.	50,039	3,481
	SM Energy Co.	31,068	2,766
*	Gulfport Energy Corp.	39,578	2,315
	Patterson-UTI Energy Inc.	66,944	2,312
*	Dril-Quip Inc.	18,846	1,912
	Energen Corp.	19,893	1,601
*	Oil States International Inc.	24,578	1,587
*	Dresser-Rand Group Inc.	20,902	1,449
*	Rosetta Resources Inc.	28,460	1,423
	CARBO Ceramics Inc.	9,202	990
*	Bill Barrett Corp.	10,930	249
			20,085
Financials (16.4%)
*	Signature Bank	23,164	2,744
	Extra Space Storage Inc.	51,031	2,689
*	SVB Financial Group	23,088	2,570
*	MSCI Inc. Class A	54,069	2,495
	SEI Investments Co.	65,832	2,495
	East West Bancorp Inc.	66,432	2,314
	Omega Healthcare
	Investors Inc.	58,393	2,200
	Waddell & Reed Financial
	Inc. Class A	39,485	2,152

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	CBOE Holdings Inc.	39,834	2,112
	Federal Realty
	Investment Trust	15,895	1,983
	Arthur J Gallagher & Co.	41,484	1,959
	PacWest Bancorp	44,397	1,862
	SLM Corp.	195,863	1,735
	Old Republic
	International Corp.	112,253	1,723
	City National Corp.	22,151	1,681
	Synovus Financial Corp.	64,385	1,555
	Umpqua Holdings Corp.	86,427	1,510
	UDR Inc.	48,920	1,464
	Eaton Vance Corp.	34,672	1,358
	Associated Banc-Corp	73,866	1,343
	Liberty Property Trust	33,523	1,187
	Taubman Centers Inc.	15,238	1,161
	Kilroy Realty Corp.	17,518	1,108
	Regency Centers Corp.	19,247	1,100
	Mid-America Apartment
	Communities Inc.	14,941	1,080
	Duke Realty Corp.	57,997	1,079
	Washington Federal Inc.	46,935	1,021
	Senior Housing
	Properties Trust	42,463	991
	Prosperity Bancshares Inc.	15,833	956
	Brown & Brown Inc.	28,632	934
	Cathay General Bancorp	34,296	893
	LaSalle Hotel Properties	23,729	867
	Rayonier Inc.	24,651	845
	Cullen/Frost Bankers Inc.	10,574	831
	BancorpSouth Inc.	39,141	829
	Alexander & Baldwin Inc.	19,897	814
	Weingarten Realty Investors	23,424	802
	Highwoods Properties Inc.	18,399	783
	Commerce Bancshares Inc.	16,487	760
	Webster Financial Corp.	23,842	703
	FirstMerit Corp.	38,289	660
	Federated Investors Inc.
	Class B	21,465	659
	Washington Prime Group Inc.	33,089	646
	Bank of Hawaii Corp.	9,482	550
	RenaissanceRe Holdings Ltd.	5,267	539
	Potlatch Corp.	9,790	418
	Equity One Inc.	11,860	280
	Westamerica Bancorporation	5,416	262
			62,702
Health Care (12.6%)
	Universal Health Services
	Inc. Class B	41,651	4,767
*	Salix Pharmaceuticals Ltd.	29,379	4,675
*	Endo International plc	64,904	4,135
*	Mettler-Toledo
	International Inc.	13,538	3,662
*	Henry Schein Inc.	22,147	2,651
*	United Therapeutics Corp.	20,445	2,409
*	Cubist Pharmaceuticals Inc.	34,888	2,408

			Market
			Value•
		Shares	($000)
	Cooper Cos. Inc.	13,770	2,245
	ResMed Inc.	41,608	2,207
*	Covance Inc.	26,600	2,205
*	Hologic Inc.	75,529	1,878
*	Align Technology Inc.	33,281	1,813
*	IDEXX Laboratories Inc.	14,261	1,768
*	MEDNAX Inc.	30,388	1,740
*	Charles River Laboratories
	International Inc.	22,406	1,324
*	Sirona Dental Systems Inc.	14,101	1,149
	Omnicare Inc.	17,889	1,141
	Teleflex Inc.	9,005	986
	STERIS Corp.	16,420	924
	Techne Corp.	8,806	841
*	VCA Inc.	20,449	833
	Hill-Rom Holdings Inc.	14,601	640
*	HMS Holdings Corp.	26,436	604
*	Allscripts Healthcare
	Solutions Inc.	40,021	591
*	Thoratec Corp.	14,514	363
*	Community Health Systems
	Inc. Rights	29,782	1
			47,960
Industrials (20.7%)
*	United Rentals Inc.	45,069	5,302
*	B/E Aerospace Inc.	45,840	3,884
	Wabtec Corp.	44,687	3,725
	Trinity Industries Inc.	71,775	3,472
	Fortune Brands Home
	& Security Inc.	76,935	3,324
	Towers Watson & Co.
	Class A	29,640	3,249
	JB Hunt Transport
	Services Inc.	42,376	3,202
*	Kirby Corp.	26,402	3,150
	Alaska Air Group Inc.	63,677	2,951
	IDEX Corp.	37,351	2,874
	Lincoln Electric Holdings Inc.	37,261	2,649
	Acuity Brands Inc.	20,018	2,480
*	Genesee & Wyoming Inc.
	Class A	23,631	2,324
	Nordson Corp.	27,724	2,247
	Graco Inc.	28,082	2,158
*	Old Dominion Freight
	Line Inc.	32,334	2,156
	Terex Corp.	51,099	1,912
	Waste Connections Inc.	37,325	1,831
*	Copart Inc.	51,971	1,789
	AO Smith Corp.	35,260	1,731
	Hubbell Inc. Class B	13,472	1,629
	Donaldson Co. Inc.	36,555	1,530
	Deluxe Corp.	23,187	1,381
	Carlisle Cos. Inc.	15,437	1,280
	Huntington Ingalls
	Industries Inc.	11,829	1,208
	Lennox International Inc.	14,033	1,175

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Corporate Executive
	Board Co.	15,656	1,032
	RR Donnelley & Sons Co.	57,322	1,013
	MSC Industrial Direct Co.
	Inc. Class A	10,750	969
	Valmont Industries Inc.	6,101	859
	Alliant Techsystems Inc.	6,788	855
	Crane Co.	11,904	828
	ITT Corp.	16,594	794
	HNI Corp.	20,927	793
*	NOW Inc.	23,934	791
	CLARCOR Inc.	12,142	768
	Kennametal Inc.	14,648	656
	Woodward Inc.	11,497	600
	Con-way Inc.	11,646	597
	Landstar System Inc.	8,550	580
	Rollins Inc.	18,181	541
	Civeo Corp.	20,675	525
	Herman Miller Inc.	17,313	515
	Watsco Inc.	5,315	492
	MSA Safety Inc.	7,804	432
	Harsco Corp.	17,603	426
*	FTI Consulting Inc.	10,591	393
			79,072
Information Technology (20.2%)
*	Trimble Navigation Ltd.	120,873	4,020
*	ANSYS Inc.	42,932	3,490
	Skyworks Solutions Inc.	56,218	3,185
*	Gartner Inc.	41,802	3,118
*	Equinix Inc.	14,043	3,065
*	Cree Inc.	56,494	2,574
*,^	3D Systems Corp.	47,361	2,534
	Broadridge Financial
	Solutions Inc.	55,906	2,378
	Global Payments Inc.	31,590	2,297
	Jack Henry
	& Associates Inc.	39,173	2,265
*	Concur Technologies Inc.	22,136	2,222
*	PTC Inc.	54,955	2,126
*	WEX Inc.	17,952	2,040
*	Ultimate Software
	Group Inc.	13,135	1,931
*	Rackspace Hosting Inc.	53,970	1,867
*	SunEdison Inc.	78,669	1,733
*	Informatica Corp.	50,863	1,732
	FEI Co.	19,576	1,645
*	Cadence Design
	Systems Inc.	89,860	1,585
	FactSet Research
	Systems Inc.	12,038	1,534
*	NCR Corp.	43,556	1,488
*	MICROS Systems Inc.	21,836	1,484
	Belden Inc.	20,199	1,476
	Solera Holdings Inc.	21,672	1,321
*	SolarWinds Inc.	30,383	1,300
*	Synopsys Inc.	31,538	1,290

			Market
			Value•
		Shares	($000)
*	CoreLogic Inc.	42,542	1,203
*	ARRIS Group Inc.	37,029	1,133
*	CommVault Systems Inc.	20,546	1,133
*	Zebra Technologies Corp.	13,798	1,077
*	ACI Worldwide Inc.	52,700	1,026
*	Ciena Corp.	48,647	1,007
	Mentor Graphics Corp.	44,850	978
	National Instruments Corp.	29,165	967
	Fair Isaac Corp.	14,890	866
	DST Systems Inc.	8,914	827
*	TIBCO Software Inc.	39,038	814
*	JDS Uniphase Corp.	69,571	804
*	Conversant Inc.	29,168	803
*	Riverbed Technology Inc.	42,382	799
*	NeuStar Inc. Class A	25,978	766
*	Atmel Corp.	83,992	744
	Advent Software Inc.	20,507	663
*	Acxiom Corp.	35,638	661
*	Integrated Device
	Technology Inc.	39,710	653
*	Fortinet Inc.	24,786	640
*	Advanced Micro
	Devices Inc.	140,978	588
	Plantronics Inc.	11,646	556
*	Knowles Corp.	16,567	545
	Diebold Inc.	11,985	455
*	Semtech Corp.	15,915	415
	Compuware Corp.	41,775	391
	Cypress
	Semiconductor Corp.	27,839	308
	InterDigital Inc.	6,625	294
	ADTRAN Inc.	12,406	286
			77,102
Materials (5.1%)
	Packaging Corp. of America	45,552	3,097
	Eagle Materials Inc.	23,186	2,363
	Valspar Corp.	19,787	1,598
	RPM International Inc.	33,333	1,571
	Rock-Tenn Co. Class A	27,926	1,373
	NewMarket Corp.	3,229	1,314
	Albemarle Corp.	17,687	1,124
	AptarGroup Inc.	16,069	1,031
	Worthington Industries Inc.	24,108	975
	PolyOne Corp.	24,851	975
	Carpenter Technology Corp.	15,245	834
	Cytec Industries Inc.	6,974	719
	Minerals Technologies Inc.	9,599	601
	Scotts Miracle-Gro Co.
	Class A	9,891	571
	Compass Minerals
	International Inc.	6,222	554
*	Louisiana-Pacific Corp.	31,424	448
*	Rayonier Advanced
	Materials Inc.	10,026	333
			19,481

S&P Mid-Cap 400 Growth Index Fund

		Market
		Value•
	Shares	($000)
Telecommunication Services (0.4%)
* tw telecom inc Class A	34,502	1,416

Utilities (0.9%)
National Fuel Gas Co.	17,512	1,339
Aqua America Inc.	40,186	1,005
Questar Corp.	38,127	896
		3,240
Total Common Stocks
(Cost $319,147)		381,001
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3] Vanguard Market
Liquidity Fund, 0.113%	750,098	750

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.086%, 9/12/14	100	100
Total Temporary Cash Investments
(Cost $850)		850
Total Investments (100.2%)
(Cost $319,997)		381,851
Other Assets and Liabilities (-0.2%)
Other Assets		366
Liabilities[3]		(985)
		(619)
Net Assets (100%)		381,232

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	324,930
Undistributed Net Investment Income	1,778
Accumulated Net Realized Losses	(7,334)
Unrealized Appreciation (Depreciation)
Investment Securities	61,854
Futures Contracts	4
Net Assets	381,232

Institutional Shares—Net Assets
Applicable to 463,595 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	89,685
Net Asset Value Per Share—
Institutional Shares	$193.45

ETF Shares—Net Assets
Applicable to 3,000,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	291,547
Net Asset Value Per Share—
ETF Shares	$97.18

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $647,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $666,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	3,243
Interest[1]	1
Securities Lending	44
Total Income	3,288
Expenses
The Vanguard Group—Note B
Investment Advisory Services	52
Management and Administrative—Institutional Shares	20
Management and Administrative—ETF Shares	347
Marketing and Distribution—Institutional Shares	16
Marketing and Distribution—ETF Shares	55
Custodian Fees	32
Auditing Fees	22
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	12
Total Expenses	556
Net Investment Income	2,732
Realized Net Gain (Loss)
Investment Securities Sold	20,267
Futures Contracts	74
Realized Net Gain (Loss)	20,341
Change in Unrealized Appreciation (Depreciation)
Investment Securities	32,962
Futures Contracts	22
Change in Unrealized Appreciation (Depreciation)	32,984
Net Increase (Decrease) in Net Assets Resulting from Operations	56,057
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,732	1,823
Realized Net Gain (Loss)	20,341	3,333
Change in Unrealized Appreciation (Depreciation)	32,984	23,842
Net Increase (Decrease) in Net Assets Resulting from Operations	56,057	28,998
Distributions
Net Investment Income
Institutional Shares	(598)	(187)
ETF Shares	(1,700)	(708)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(2,298)	(895)
Capital Share Transactions
Institutional Shares	35,646	14,378
ETF Shares	67,226	68,116
Net Increase (Decrease) from Capital Share Transactions	102,872	82,494
Total Increase (Decrease)	156,631	110,597
Net Assets
Beginning of Period	224,601	114,004
End of Period[1]	381,232	224,601
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,778,000 and $1,344,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares
				March 28,
				2011[1] to
	Year Ended August 31,			August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$161.12	$134.20	$121.54	$130.08
Investment Operations
Net Investment Income	1.316	1.584	.915	.304
Net Realized and Unrealized Gain (Loss) on Investments	32.386	26.392	12.506	(8.844)
Total from Investment Operations	33.702	27.976	13.421	(8.540)
Distributions
Dividends from Net Investment Income	(1.372)	(1.056)	(.761)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.372)	(1.056)	(.761)	—
Net Asset Value, End of Period	$193.45	$161.12	$134.20	$121.54

Total Return	20.99%	20.97%	11.12%	-6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$90	$42	$23	$22
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	0.93%	1.20%	0.88%	0.75%[2]
Portfolio Turnover Rate [3]	38%	35%	26%	40%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares
				Sept. 7,
				2010[1] to
	Year Ended August 31, August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$80.96	$67.47	$61.13	$50.04
Investment Operations
Net Investment Income	. 571.721		.405	.280
Net Realized and Unrealized Gain (Loss) on Investments	16.256	13.257	6.266	10.910
Total from Investment Operations	16.827	13.978	6.671	11.190
Distributions
Dividends from Net Investment Income	(.607)	(. 488)	(. 331)	(.100)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.607)	(. 488)	(. 331)	(.100)
Net Asset Value, End of Period	$97.18	$80.96	$67.47	$61.13

Total Return	20.84%	20.83%	10.97%	22.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$292	$182	$91	$31
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%[2]
Ratio of Net Investment Income to Average Net Assets	0.81%	1.08%	0.76%	0.63%[2]
Portfolio Turnover Rate [3]	38%	35%	26%	40%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

S&P Mid-Cap 400 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

S&P Mid-Cap 400 Growth Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $37,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	381,001	—	—
Temporary Cash Investments	750	100	—
Futures Contracts—Assets[1]	1	—	—
Total	381,752	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	September 2014	1	144	4

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

S&P Mid-Cap 400 Growth Index Fund

During the year ended August 31, 2014, the fund realized $20,056,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $1,831,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $257,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $7,331,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $319,997,000. Net unrealized appreciation of investment securities for tax purposes was $61,854,000, consisting of unrealized gains of $68,328,000 on securities that had risen in value since their purchase and $6,474,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $296,528,000 of investment securities and sold $192,514,000 of investment securities, other than temporary cash investments. Purchases and sales include $139,596,000 and $68,770,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	42,737	238	25,934	172
Issued in Lieu of Cash Distributions	283	2	187	1
Redeemed	(7,374)	(40)	(11,743)	(80)
Net Increase (Decrease) —Institutional Shares	35,646	200	14,378	93
ETF Shares
Issued	149,297	1,650	97,354	1,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(82,071)	(900)	(29,238)	(400)
Net Increase (Decrease)—ETF Shares	67,226	750	68,116	900

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2014, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2014

Special 2014 tax information (unaudited) for Vanguard S&P Mid-Cap 400 Index Funds

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P Mid-Cap 400 Index Fund	4,065
S&P Mid-Cap 400 Value Index Fund	1,171
S&P Mid-Cap 400 Growth Index Fund	1,767

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Mid-Cap 400 Index Fund	80.8%
S&P Mid-Cap 400 Value Index Fund	74.2
S&P Mid-Cap 400 Growth Index Fund	92.7

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Mid-Cap 400 Index Funds
Periods Ended August 31, 2014
		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares
Returns Before Taxes	23.06%	19.12%
Returns After Taxes on Distributions	22.74	18.93
Returns After Taxes on Distributions and Sale of Fund Shares	13.20	15.35
		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Returns Before Taxes	25.26%	19.41%
Returns After Taxes on Distributions	24.97	19.15
Returns After Taxes on Distributions and Sale of Fund Shares	14.44	15.58

		Since
	One	Inception
	Year	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Returns Before Taxes	20.84%	18.76%
Returns After Taxes on Distributions	20.61	18.63
Returns After Taxes on Distributions and Sale of Fund Shares	11.90	15.05

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
Institutional Shares	$1,000.00	$1,053.05	$0.41
ETF Shares	1,000.00	1,052.64	0.78
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$1,000.00	$1,078.53	$0.42
ETF Shares	1,000.00	1,077.85	1.05
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	$1,000.00	$1,028.88	$0.41
ETF Shares	1,000.00	1,028.25	1.02
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P Mid-Cap 400 Index Fund, S&P Mid-Cap 400 Value Index Fund, and S&P Mid-Cap 400 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18420 102014

Annual Report | August 31, 2014

Vanguard S&P 500 Value and Growth

Index Funds

Vanguard S&P 500 Value Index Fund

Vanguard S&P 500 Growth Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P 500 Value Index Fund.	7
S&P 500 Growth Index Fund.	21
Your Fund’s After-Tax Returns.	37
About Your Fund’s Expenses.	38
Trustees Approve Advisory Arrangements.	40
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014
Total
Returns
Vanguard S&P 500 Value Index Fund
ETF Shares
Market Price	22.72%
Net Asset Value	22.64
S&P 500 Value Index	22.83
Large-Cap Value Funds Average	22.67
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P 500 Growth Index Fund
ETF Shares
Market Price	27.34%
Net Asset Value	27.33
S&P 500 Growth Index	27.53
Large-Cap Growth Funds Average	25.10

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard S&P 500 Value Index Fund
ETF Shares	$73.72	$88.54	$1.706	$0.000
Vanguard S&P 500 Growth Index Fund
ETF Shares	$77.29	$96.99	$1.272	$0.000

1

Chairman’s Letter

Dear Shareholder,

ETF Shares of Vanguard S&P 500 Growth Index Fund and Vanguard S&P 500 Value Index Fund generated impressive returns for the 12 months ended August 31, 2014, as the broad U.S. stock market’s recovery continued. Both funds successfully tracked their target indexes and matched the average returns of their peer groups.

Stocks of all sizes notched gains during the period, and the large-capitalization companies that make up the S&P 500 Index Funds were among the leaders. In the large-cap arena, both growth and value stocks performed well, with growth stocks outpacing their value counterparts by a few percentage points. In this investment environment, the Growth Index Fund returned about 27%; the Value Index Fund, nearly 23%.

All ten market sectors contributed positively to the results of both funds. Technology holdings led the way in the Growth Index Fund, while financial companies contributed the most to the Value Index Fund’s performance.

If you hold shares of your fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

U.S. stocks cleared several hurdles to chart a series of new record highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the fiscal year ended August 31. U.S. stocks registered positive results in all but two months, and a late-July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured the market at times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way.

The developed markets of the Pacific region and Europe trailed but still posted double-digit returns.

Defying analysts’ expectations, U.S. bond prices rose for the year
The broad U.S. taxable bond market returned 5.66%, rallying from the drubbing it took a year ago when investors fretted over the future of the Fed’s bond-buying program.

The Fed began reducing its purchases in January and has consistently cut them further since, with the goal of ending the program in October. Interest rates have not risen as forecast, however. The yield of the 10-year U.S. Treasury note ended

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

3

August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%.

Following such a strong advance for bonds globally, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

Large-capitalization stocks were solid across all styles and sectors
The Vanguard S&P 500 Index Funds provide exposure to some of the biggest companies in the United States. The 500 Index Fund (which is covered in a separate report) represents the broader market, and the Growth and Value Index Funds form portfolios from its subsets. Larger stocks generally offer more stable returns, higher yields, and more predictable earnings than smaller stocks. On the flip side, less risk may translate into less potential for reward.

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Peer Group
	Shares	Average
S&P 500 Value Index Fund	0.15%	1.14%
S&P 500 Growth Index Fund	0.15	1.22

The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year.
For the fiscal year ended August 31, 2014, the funds’ expense ratios were: for the S&P 500 Value Index Fund, 0.15%; and for the S&P 500 Growth Index Fund, 0.15%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds, and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

For the fiscal year, large-cap stocks turned in strong performances across styles and sectors. As I mentioned earlier, large-cap growth stocks generally outperformed their value counterparts, which gave the Growth Index Fund a boost over the Value Index Fund. Although all sectors played a role in the stock market’s strong advance, technology companies were the large-cap leaders.

The Growth Index Fund’s heavy exposure to information technology (the sector accounted for nearly 30% of the fund’s holdings, on average) added substantially to its total return. Although the Value Index Fund had much less exposure to IT, it, too, benefited from the sector’s strong results. Technology products and services continue to extend their global reach as they become accessible and affordable to more people. And software, hardware, and semiconductor stocks excelled as individual consumers and corporations expanded their budgets and updated and replaced their equipment.

Another of the market’s top performers, financials, was the largest contributor to the Value Index Fund’s return; the sector boosted the Growth Index Fund’s results as well. Banks, diversified financial services, insurers, asset managers, investment services firms, and real estate investment trusts (REITs) all benefited from the economic recovery and healthy investment environment.

Total Returns
Inception Through August 31, 2014
Average
Annual Return
S&P 500 Value Index Fund ETF Shares Net Asset Value (Returns since
inception: 9/7/2010)	17.83%
S&P 500 Value Index	18.02
Large-Cap Value Funds Average	17.00
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P 500 Growth Index Fund ETF Shares Net Asset Value (Returns since
inception: 9/7/2010)	19.77%
S&P 500 Growth Index	19.97
Large-Cap Growth Funds Average	17.60
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Energy, health care, and consumer staples stocks also added significantly to both funds’ performance. In energy, oil companies––including integrated giants, those that focus on refining and marketing, and equipment and services firms––were key contributors as global demand for oil remained steady.

The bulk of returns in the health care sector came from pharmaceutical and biotechnology companies as mergers and acquisitions, new drug development, and overseas opportunities combined with larger trends lifting the industry. In consumer staples, stocks of soft drinks, packaged food, and tobacco added most to performance.

Funds have tracked their indexes as markets have mostly flourished
Since their debut in September 2010, the S&P 500 Value and Growth Index Funds have encountered occasional bouts of volatility while following a generally prosperous path. Most important, each fund has continually met its objective of closely tracking its target index.

The funds’ tracking success is a tribute to the skill of their advisor, Vanguard Equity Investment Group. The advisor is helped in this task by the funds’ low expenses, which let you pocket more of the returns.

High costs don’t equal strong fund performance
The old adage “you get what you pay for” simply doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t really support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard seeks to minimize costs on all our funds. Indexing, of course, is the purest expression of low-cost investing. In our actively managed funds, which are run by some of the most prominent advisory firms in the investment industry, we work to keep fees low. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 24, 2014

S&P 500 Value Index Fund

Fund Profile
As of August 31, 2014

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P 500	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	338	338	3,709
Median Market Cap	$72.0B	$72.0B	$48.0B
Price/Earnings Ratio	17.2x	17.2x	20.7x
Price/Book Ratio	2.0x	2.0x	2.7x
Return on Equity	15.4%	15.2%	17.8%
Earnings Growth
Rate	13.3%	13.3%	15.3%
Dividend Yield	2.4%	2.4%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	25%	—	—
Ticker Symbol	VOOV	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	2.28%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	7.1%	7.1%	12.6%
Consumer Staples	10.8	10.8	8.1
Energy	15.2	15.2	9.7
Financials	23.6	23.6	17.3
Health Care	10.7	10.7	13.3
Industrials	8.9	8.9	11.2
Information Technology	10.3	10.3	18.6
Materials	3.5	3.5	3.9
Telecommunication
Services	3.8	3.8	2.2
Utilities	6.1	6.1	3.1

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.96
Beta	1.00	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	5.1%
General Electric Co.	Industrial
	Conglomerates	3.1
Berkshire Hathaway Inc. Multi-Sector Holdings		2.9
Wells Fargo & Co.	Diversified Banks	2.9
Chevron Corp.	Integrated Oil & Gas	2.9
JPMorgan Chase & Co.	Diversified Banks	2.7
AT&T Inc.	Integrated
	Telecommunication
	Services	2.1
Intel Corp.	Semiconductors	2.1
Bank of America Corp.	Diversified Banks	2.0
Cisco Systems Inc.	Communications
	Equipment	1.5
Top Ten		27.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 23, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratio was 0.15%.

7

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment
	S&P 500 Value Index Fund*ETF
	Shares Net Asset Value	22.64%	17.83%	$19,215
	S&P 500 Value Index Fund*ETF
	Shares Market Price	22.72	17.84	19,222
••••••••	S&P 500 Value Index	22.83	18.02	19,336
– – – –	Large-Cap Value Funds Average	22.67	17.00	18,685
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	19.19	20,114
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Value Index Fund ETF Shares Market Price	22.72%	92.22%
S&P 500 Value Index Fund ETF Shares Net Asset
Value	22.64	92.15
S&P 500 Value Index	22.83	93.36
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.
8

S&P 500 Value Index Fund

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		21.78%	18.09%
Net Asset Value		21.80	18.08

9

S&P 500 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (7.1%)
	Ford Motor Co.	95,266	1,659
	Walt Disney Co.	12,804	1,151
	General Motors Co.	31,682	1,103
	Home Depot Inc.	11,537	1,079
	McDonald’s Corp.	10,241	960
	Target Corp.	15,263	917
	Time Warner Inc.	9,564	737
	Twenty-First Century
	Fox Inc. Class A	20,757	735
	Macy’s Inc.	8,684	541
	Lowe’s Cos. Inc.	9,613	505
	Carnival Corp.	10,557	400
	Yum! Brands Inc.	4,253	308
	Whirlpool Corp.	1,874	287
	Kohl’s Corp.	4,695	276
	Delphi Automotive plc	3,663	255
*	Dollar General Corp.	3,942	252
	Gannett Co. Inc.	5,458	184
	Family Dollar Stores Inc.	2,304	184
	Staples Inc.	15,559	182
	Genuine Parts Co.	2,070	182
	DR Horton Inc.	7,718	167
	PulteGroup Inc.	8,201	158
	Marriott International Inc.
	Class A	2,219	154
	Darden Restaurants Inc.	3,183	151
	L Brands Inc.	2,122	135
*	CarMax Inc.	2,337	122
	Leggett & Platt Inc.	3,342	117
	Mattel Inc.	3,347	115
	Nordstrom Inc.	1,594	110
	Best Buy Co. Inc.	3,380	108
	Newell Rubbermaid Inc.	3,213	108
	Gap Inc.	2,132	98
	Coach Inc.	2,643	97
	Cablevision Systems Corp.
	Class A	5,203	96

			Market
			Value
		Shares	($000)
	Ralph Lauren Corp. Class A	566	96
	Garmin Ltd.	1,717	93
	Lennar Corp. Class A	2,292	90
	Expedia Inc.	1,014	87
	PVH Corp.	732	85
	PetSmart Inc.	1,166	83
*	AutoNation Inc.	1,527	83
	H&R Block Inc.	2,248	75
	Hasbro Inc.	1,228	65
	GameStop Corp. Class A	1,471	62
*	Urban Outfitters Inc.	953	38
			14,490
Consumer Staples (10.8%)
	Wal-Mart Stores Inc.	38,831	2,932
	Procter & Gamble Co.	31,945	2,655
	CVS Caremark Corp.	28,170	2,238
	Mondelez International Inc.
	Class A	40,750	1,475
	Philip Morris
	International Inc.	16,674	1,427
	PepsiCo Inc.	15,341	1,419
	Coca-Cola Co.	30,961	1,292
	Costco Wholesale Corp.	10,561	1,279
	Altria Group Inc.	22,493	969
	Archer-Daniels-Midland Co.	15,768	786
	Walgreen Co.	11,212	678
	Kroger Co.	12,277	626
	Sysco Corp.	14,083	533
	Colgate-Palmolive Co.	8,172	529
	Kimberly-Clark Corp.	3,722	402
	General Mills Inc.	6,663	356
	ConAgra Foods Inc.	10,147	327
	Molson Coors Brewing Co.
	Class B	3,828	283
	Tyson Foods Inc. Class A	7,076	269
	Reynolds American Inc.	3,745	219
	Kellogg Co.	2,950	192
	Dr Pepper Snapple Group Inc.	2,457	155
	Brown-Forman Corp. Class B	1,599	148
	JM Smucker Co.	1,346	138

10

S&P 500 Value Index Fund

			Market
			Value
		Shares	($000)
	Whole Foods Market Inc.	3,364	132
	Clorox Co.	1,300	115
	McCormick & Co. Inc.	1,508	105
	Campbell Soup Co.	2,288	102
	Avon Products Inc.	6,162	86
	Hormel Foods Corp.	1,230	62
			21,929
Energy (15.2%)
	Exxon Mobil Corp.	103,459	10,290
	Chevron Corp.	45,862	5,937
	ConocoPhillips	29,578	2,402
	Phillips 66	13,632	1,186
	Occidental Petroleum Corp.	10,220	1,060
	Apache Corp.	9,293	946
	Baker Hughes Inc.	10,503	726
	Devon Energy Corp.	9,238	697
	Valero Energy Corp.	12,857	696
	Marathon Oil Corp.	16,288	679
	Anadarko Petroleum Corp.	5,719	644
	Hess Corp.	6,359	643
	Williams Cos. Inc.	9,787	582
	National Oilwell Varco Inc.	5,274	456
*	Cameron International Corp.	4,921	366
	Spectra Energy Corp.	8,557	356
	Marathon Petroleum Corp.	3,895	354
	ONEOK Inc.	5,009	352
	Transocean Ltd.	8,198	317
	Ensco plc Class A	5,630	284
	Murphy Oil Corp.	4,064	254
	CONSOL Energy Inc.	5,539	223
	Tesoro Corp.	3,113	202
	Noble Corp. plc	6,131	175
	Nabors Industries Ltd.	6,312	172
	Chesapeake Energy Corp.	6,217	169
	QEP Resources Inc.	4,328	154
*	Southwestern Energy Co.	3,651	150
	Denbury Resources Inc.	8,465	146
	Cimarex Energy Co.	775	113
	Peabody Energy Corp.	6,545	104
	Diamond Offshore
	Drilling Inc.	1,645	72
*	Newfield Exploration Co.	1,309	59
			30,966
Financials (23.6%)
*	Berkshire Hathaway Inc.
	Class B	43,377	5,954
	Wells Fargo & Co.	115,472	5,940
	JPMorgan Chase & Co.	91,181	5,421
	Bank of America Corp.	253,340	4,076
	Citigroup Inc.	39,520	2,041
	American International
	Group Inc.	34,853	1,954
	Goldman Sachs Group Inc.	10,020	1,795
	MetLife Inc.	27,118	1,484
	Morgan Stanley	33,719	1,157

			Market
			Value
		Shares	($000)
	Capital One Financial Corp.	13,770	1,130
	PNC Financial
	Services Group Inc.	12,869	1,091
	Bank of New York
	Mellon Corp.	27,473	1,076
	US Bancorp	20,554	869
	ACE Ltd.	8,136	865
	Travelers Cos. Inc.	8,372	793
	Aflac Inc.	10,942	670
	BB&T Corp.	17,309	646
	Allstate Corp.	10,455	643
	CME Group Inc.	7,604	582
	Chubb Corp.	5,890	542
	Simon Property Group Inc.	3,143	534
	SunTrust Banks Inc.	12,837	489
	HCP Inc.	11,041	478
	Weyerhaeuser Co.	12,674	430
	Hartford Financial
	Services Group Inc.	10,840	402
	M&T Bank Corp.	3,169	392
	Northern Trust Corp.	5,355	371
	State Street Corp.	4,775	344
	Progressive Corp.	13,121	328
	Loews Corp.	7,357	322
	Equity Residential	4,365	290
	AvalonBay Communities Inc.	1,734	267
	Public Storage	1,503	263
	Marsh & McLennan Cos. Inc.	4,503	239
	Ventas Inc.	3,618	238
	Unum Group	6,204	225
	Boston Properties Inc.	1,845	224
	XL Group plc Class A	6,545	224
	McGraw Hill Financial Inc.	2,689	218
	Vornado Realty Trust	1,972	209
	Prologis Inc.	4,929	202
	Lincoln National Corp.	3,498	193
	General Growth
	Properties Inc.	7,168	176
	Cincinnati Financial Corp.	3,539	170
*	Genworth Financial Inc.
	Class A	11,970	170
	Regions Financial Corp.	16,618	169
	Principal Financial Group Inc.	3,094	168
	Health Care REIT Inc.	2,279	154
	Host Hotels & Resorts Inc.	6,387	146
	Kimco Realty Corp.	5,437	128
	Essex Property Trust Inc.	648	125
	NASDAQ OMX Group Inc.	2,832	123
	Legg Mason Inc.	2,477	122
	Assurant Inc.	1,726	115
	Hudson City Bancorp Inc.	11,453	113
	Navient Corp.	6,012	108
	Leucadia National Corp.	4,116	103
	Plum Creek Timber Co. Inc.	1,827	74
	Zions Bancorporation	2,437	71

11

S&P 500 Value Index Fund

			Market
			Value
		Shares	($000)
*	CBRE Group Inc. Class A	2,152	68
	Apartment Investment &
	Management Co. Class A	1,828	63
*	E*TRADE Financial Corp.	2,782	62
	People’s United Financial Inc. 3,763		56
			48,095
Health Care (10.7%)
	Johnson & Johnson	27,946	2,899
	Pfizer Inc.	78,374	2,303
	Merck & Co. Inc.	37,314	2,243
	UnitedHealth Group Inc.	23,606	2,046
	Abbott Laboratories	36,185	1,528
	Eli Lilly & Co.	23,733	1,509
*	Express Scripts Holding Co.	18,623	1,377
	WellPoint Inc.	6,739	785
	Bristol-Myers Squibb Co.	13,974	708
	Aetna Inc.	8,610	707
	Medtronic Inc.	10,349	661
	McKesson Corp.	3,112	607
	Cardinal Health Inc.	8,196	604
	Covidien plc	5,649	491
	Baxter International Inc.	6,405	480
	Humana Inc.	3,730	480
	AmerisourceBergen Corp.
	Class A	2,940	228
*	Mallinckrodt plc	2,724	222
	Quest Diagnostics Inc.	3,484	220
*	Intuitive Surgical Inc.	320	150
	Agilent Technologies Inc.	2,568	147
	Zoetis Inc.	4,100	145
	Zimmer Holdings Inc.	1,374	136
*	CareFusion Corp.	2,896	133
*	DaVita HealthCare
	Partners Inc.	1,623	121
*	Hospira Inc.	2,169	117
*	Edwards Lifesciences Corp.	1,169	116
*	Laboratory Corp. of
	America Holdings	980	105
*	Tenet Healthcare Corp.	1,434	88
*	Waters Corp.	820	85
*	Varian Medical Systems Inc.	953	81
	Patterson Cos. Inc.	1,987	80
	DENTSPLY International Inc.	1,536	73
	PerkinElmer Inc.	1,285	58
			21,733
Industrials (8.9%)
	General Electric Co.	241,585	6,276
	Caterpillar Inc.	15,039	1,640
	United Technologies Corp.	8,940	965
	Deere & Co.	8,766	737
	Honeywell International Inc.	6,414	611
	General Dynamics Corp.	4,238	522
	FedEx Corp.	3,482	515
	Eaton Corp. plc	6,547	457

			Market
			Value
		Shares	($000)
	Lockheed Martin Corp.	2,504	436
	Emerson Electric Co.	6,420	411
	Northrop Grumman Corp.	2,941	374
	Raytheon Co.	3,767	363
	Illinois Tool Works Inc.	4,111	363
	Stanley Black & Decker Inc.	3,761	344
	Fluor Corp.	3,834	283
	CSX Corp.	8,712	269
	Republic Services Inc.
	Class A	6,439	253
	CH Robinson Worldwide Inc.	3,574	244
	Tyco International Ltd.	5,225	233
	L-3 Communications
	Holdings Inc.	2,078	229
	Waste Management Inc.	4,685	220
	Cummins Inc.	1,401	203
*	Jacobs Engineering
	Group Inc.	3,189	172
	Parker-Hannifin Corp.	1,472	170
	Ingersoll-Rand plc	2,662	160
	ADT Corp.	4,201	155
	Nielsen NV	3,279	154
	Joy Global Inc.	2,409	152
	Roper Industries Inc.	983	148
	Pentair plc	1,829	125
*	Quanta Services Inc.	3,309	120
	Ryder System Inc.	1,284	116
	Rockwell Collins Inc.	1,469	113
	Expeditors International of
	Washington Inc.	2,570	106
	Dover Corp.	1,204	106
	Iron Mountain Inc.	2,305	83
	Snap-on Inc.	615	77
	Pall Corp.	899	76
	Masco Corp.	3,085	73
	Xylem Inc.	1,771	66
	Allegion plc	1,280	66
			18,186
Information Technology (10.3%)
	Intel Corp.	119,929	4,188
	Cisco Systems Inc.	123,415	3,084
	International Business
	Machines Corp.	12,607	2,424
	Hewlett-Packard Co.	45,084	1,713
	Oracle Corp.	38,049	1,580
	EMC Corp.	49,324	1,457
	Corning Inc.	31,525	658
	Accenture plc Class A	6,711	544
	Broadcom Corp. Class A	13,389	527
*	eBay Inc.	9,069	503
	Texas Instruments Inc.	10,401	501
	Xerox Corp.	26,299	363
	Applied Materials Inc.	12,906	298
	Juniper Networks Inc.	11,414	265
	TE Connectivity Ltd.	4,033	253

12

S&P 500 Value Index Fund

			Market
			Value
		Shares	($000)
	Computer Sciences Corp.	3,493	209
	Analog Devices Inc.	4,013	205
	Avago Technologies Ltd.
	Class A	2,485	204
	Motorola Solutions Inc.	3,273	195
	Symantec Corp.	7,657	186
	Altera Corp.	4,449	157
	Lam Research Corp.	1,948	140
	NVIDIA Corp.	6,976	136
	Xilinx Inc.	2,907	123
	Linear Technology Corp.	2,447	111
	NetApp Inc.	2,558	108
	Paychex Inc.	2,567	107
*	Citrix Systems Inc.	1,499	105
	Harris Corp.	1,362	97
	Jabil Circuit Inc.	4,464	96
*	Teradata Corp.	1,864	85
	Western Union Co.	4,813	84
*	F5 Networks Inc.	619	77
	CA Inc.	2,630	74
	FLIR Systems Inc.	1,160	39
			20,896
Materials (3.5%)
	Dow Chemical Co.	29,009	1,553
	Freeport-McMoRan Inc.	25,024	910
	EI du Pont
	de Nemours & Co.	9,514	629
	International Paper Co.	10,437	506
	Alcoa Inc.	28,244	469
	Nucor Corp.	7,667	416
	Praxair Inc.	2,894	381
	Mosaic Co.	7,787	372
	Newmont Mining Corp.	12,011	325
	Air Products &
	Chemicals Inc.	2,200	293
	MeadWestvaco Corp.	4,047	174
	CF Industries Holdings Inc.	527	136
	Sigma-Aldrich Corp.	1,258	131
	Vulcan Materials Co.	1,796	114
	Ball Corp.	1,752	112
	Avery Dennison Corp.	2,299	111
	Allegheny Technologies Inc.	2,611	110
	Martin Marietta Materials Inc.	777	102
	Bemis Co. Inc.	2,432	99
	International Flavors &
	Fragrances Inc.	800	81
	Airgas Inc.	595	66
*	Owens-Illinois Inc.	1,664	51
			7,141

		Market
		Value
	Shares	($000)
Telecommunication Services (3.7%)
AT&T Inc.	125,036	4,371
Verizon
Communications Inc.	47,888	2,386
CenturyLink Inc.	13,799	566
Frontier
Communications Corp.	24,174	164
Windstream Holdings Inc.	14,513	164
		7,651
Utilities (6.1%)
Duke Energy Corp.	17,040	1,261
NextEra Energy Inc.	10,506	1,034
Southern Co.	21,462	953
Exelon Corp.	20,689	692
American Electric
Power Co. Inc.	11,760	632
Sempra Energy	5,492	582
PPL Corp.	16,006	554
PG&E Corp.	11,196	520
Dominion Resources Inc.	7,006	492
Edison International	7,851	464
Public Service
Enterprise Group Inc.	12,192	456
Consolidated Edison Inc.	7,058	409
Xcel Energy Inc.	12,084	387
Northeast Utilities	7,608	349
FirstEnergy Corp.	10,117	346
Entergy Corp.	4,322	335
DTE Energy Co.	4,261	334
NiSource Inc.	7,586	301
CenterPoint Energy Inc.	10,354	257
NRG Energy Inc.	8,126	250
Wisconsin Energy Corp.	5,430	246
AES Corp.	15,903	241
Ameren Corp.	5,847	234
CMS Energy Corp.	6,497	198
SCANA Corp.	3,414	177
Pepco Holdings Inc.	6,055	167
AGL Resources Inc.	2,866	153
Pinnacle West Capital Corp.	2,654	151
Integrys Energy Group Inc.	1,924	131
TECO Energy Inc.	5,630	102
		12,408
Total Common Stocks
(Cost $172,995)		203,495

13

S&P 500 Value Index Fund

	Face	Market
	Amount	Value
	($000)	($000)
Temporary Cash Investments (0.1%)
U.S. Government and Agency Obligations (0.1%)
1 Federal Home Loan
Bank Discount Notes,
0.078%, 10/1/14	100	100
Total Temporary Cash Investments
(Cost $100)		100
Total Investments (100.0%)
(Cost $173,095)		203,595
Other Assets and Liabilities (0.0%)
Other Assets		540
Liabilities		(493)
		47
ETF Shares—Net Assets (100%)
Applicable to 2,300,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		203,642
Net Asset Value Per Share—
ETF Shares		$88.54

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	174,294
Undistributed Net Investment Income	819
Accumulated Net Realized Losses	(1,971)
Unrealized Appreciation (Depreciation)	30,500
Net Assets	203,642

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

14

S&P 500 Value Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	3,715
Securities Lending	1
Total Income	3,716
Expenses
The Vanguard Group—Note B
Investment Advisory Services	24
Management and Administrative	111
Marketing and Distribution	33
Custodian Fees	27
Auditing Fees	28
Shareholders’ Reports	4
Total Expenses	227
Net Investment Income	3,489
Realized Net Gain (Loss) on Investment Securities Sold	9,485
Change in Unrealized Appreciation (Depreciation) of Investment Securities	17,639
Net Increase (Decrease) in Net Assets Resulting from Operations	30,613

See accompanying Notes, which are an integral part of the Financial Statements.

15

S&P 500 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,489	2,050
Realized Net Gain (Loss)	9,485	5,063
Change in Unrealized Appreciation (Depreciation)	17,639	7,839
Net Increase (Decrease) in Net Assets Resulting from Operations	30,613	14,952
Distributions
Net Investment Income	(3,246)	(1,731)
Realized Capital Gain	—	—
Total Distributions	(3,246)	(1,731)
Capital Share Transactions
Issued	94,133	75,827
Issued in Lieu of Cash Distributions	—	—
Redeemed	(35,817)	(23,299)
Net Increase (Decrease) from Capital Share Transactions	58,316	52,528
Total Increase (Decrease)	85,683	65,749
Net Assets
Beginning of Period	117,959	52,210
End of Period[1]	203,642	117,959
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $819,000 and $576,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P 500 Value Index Fund

Financial Highlights

ETF Shares
				Sept. 7,
				2010[1] to
	Year Ended August 31, August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$73.72	$61.42	$53.59	$49.93
Investment Operations
Net Investment Income	1.702	1.584	1.329	1.051
Net Realized and Unrealized Gain (Loss) on Investments	14.824	12.242	7.734	3.454
Total from Investment Operations	16.526	13.826	9.063	4.505
Distributions
Dividends from Net Investment Income	(1.706)	(1.526)	(1.233)	(.845)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.706)	(1.526)	(1.233)	(.845)
Net Asset Value, End of Period	$88.54	$73.72	$61.42	$53.59

Total Return	22.64%	22.79%	17.16%	8.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$204	$118	$52	$27
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.31%	2.45%	2.43%	2.25%[2]
Portfolio Turnover Rate [3]	25%	25%	20%	23%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2014. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

18

S&P 500 Value Index Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $19,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	203,495	—	—
Temporary Cash Investments	—	100	—
Total	203,495	100	—

19

S&P 500 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $9,287,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $882,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $198,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $1,971,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $173,095,000. Net unrealized appreciation of investment securities for tax purposes was $30,500,000, consisting of unrealized gains of $31,048,000 on securities that had risen in value since their purchase and $548,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $130,942,000 of investment securities and sold $72,387,000 of investment securities, other than temporary cash investments. Purchases and sales include $93,635,000 and $34,312,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital shares issued and redeemed were:

	Year Ended August 31,
	2014	2013
	Shares	Shares
	(000)	(000)
ETF Shares
Issued	1,150	1,100
Issued in Lieu of Cash Distributions	—	—
Redeemed	(450)	(350)
Net Increase (Decrease) in Shares Outstanding	700	750

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

20

S&P 500 Growth Index Fund

Fund Profile
As of August 31, 2014

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P 500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	343	342	3,709
Median Market Cap	$74.6B	$74.6B	$48.0B
Price/Earnings Ratio	21.7x	21.7x	20.7x
Price/Book Ratio	4.2x	4.2x	2.7x
Return on Equity	22.9%	22.7%	17.8%
Earnings Growth
Rate	17.1%	17.1%	15.3%
Dividend Yield	1.6%	1.6%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	23%	—	—
Ticker Symbol	VOOG	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	1.44%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 16.2%		16.2%	12.6%
Consumer Staples	8.1	8.1	8.1
Energy	6.1	6.1	9.7
Financials	9.4	9.4	17.3
Health Care	16.4	16.4	13.3
Industrials	11.4	11.4	11.2
Information Technology	27.6	27.6	18.6
Materials	3.5	3.5	3.9
Telecommunication
Services	1.1	1.1	2.2
Utilities	0.2	0.2	3.1

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.97
Beta	1.00	0.92
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	6.6%
Microsoft Corp.	Systems Software	3.7
Google Inc.	Internet Software &
	Services	3.5
Johnson & Johnson	Pharmaceuticals	1.9
Gilead Sciences Inc.	Biotechnology	1.8
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	1.5
Comcast Corp.	Cable & Satellite	1.5
Facebook Inc.	Internet Software &
	Services	1.4
QUALCOMM Inc.	Communications
	Equipment	1.4
Amazon.com Inc.	Internet Retail	1.4
Top Ten		24.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 23, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratio was 0.15%.

21

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment
	S&P 500 Growth Index Fund*ETF
	Shares Net Asset Value	27.33%	19.77%	$20,509
	S&P 500 Growth Index Fund*ETF
	Shares Market Price	27.34	19.78	20,510
••••••••	S&P 500 Growth Index	27.53	19.97	20,641
– – – –	Large-Cap Growth Funds Average	25.10	17.60	19,067
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	19.19	20,114
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.
22

S&P 500 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Growth Index Fund ETF Shares Market
Price	27.34%	105.10%
S&P 500 Growth Index Fund ETF Shares Net Asset
Value	27.33	105.09
S&P 500 Growth Index	27.53	106.41
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		26.93%	19.81%
Net Asset Value		26.94	19.80

23

S&P 500 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (16.2%)
	Comcast Corp. Class A	90,307	4,942
*	Amazon.com Inc.	12,948	4,390
	Walt Disney Co.	37,484	3,369
	Home Depot Inc.	30,890	2,888
*	Priceline Group Inc.	1,822	2,267
	Starbucks Corp.	26,150	2,035
	NIKE Inc. Class B	25,623	2,013
	McDonald’s Corp.	19,571	1,834
	TJX Cos. Inc.	24,326	1,450
	Time Warner Cable Inc.	9,678	1,432
*	DIRECTV	16,276	1,407
	Time Warner Inc.	16,853	1,298
	Twenty-First Century
	Fox Inc. Class A	36,580	1,296
	Johnson Controls Inc.	23,071	1,126
	Viacom Inc. Class B	13,587	1,103
	Lowe’s Cos. Inc.	20,786	1,091
	CBS Corp. Class B	16,929	1,004
*	Netflix Inc.	2,083	995
	VF Corp.	11,959	767
*	Chipotle Mexican Grill Inc.
	Class A	1,080	733
	Yum! Brands Inc.	9,200	666
	Omnicom Group Inc.	8,978	646
*	AutoZone Inc.	1,155	622
*	O’Reilly Automotive Inc.	3,685	575
	Starwood Hotels &
	Resorts Worldwide Inc.	6,670	564
	Ross Stores Inc.	7,379	556
	Wynn Resorts Ltd.	2,814	543
*	Michael Kors Holdings Ltd.	6,245	500
	BorgWarner Inc.	7,942	494
	Harley-Davidson Inc.	7,586	482
*	Bed Bath & Beyond Inc.	7,084	455
	Tiffany & Co.	3,856	389
*	Dollar Tree Inc.	7,178	385
*	Under Armour Inc. Class A	5,627	385
*	TripAdvisor Inc.	3,866	383

			Market
			Value
		Shares	($000)
	Wyndham Worldwide Corp.	4,419	358
	L Brands Inc.	5,452	348
*	Discovery Communications
	Inc. Class A	7,566	331
*	Discovery
	Communications Inc.	7,566	325
	Tractor Supply Co.	4,809	322
*	Mohawk Industries Inc.	2,126	310
*	Dollar General Corp.	4,841	310
	Marriott International Inc.
	Class A	4,424	307
*	News Corp. Class A	17,298	305
	Delphi Automotive plc	4,321	301
	Scripps Networks
	Interactive Inc. Class A	3,720	296
	Interpublic Group of Cos. Inc.	14,723	288
	Gap Inc.	5,958	275
	Harman International
	Industries Inc.	2,366	272
	Goodyear Tire & Rubber Co.	9,577	249
	Mattel Inc.	6,954	240
*	CarMax Inc.	4,285	225
	H&R Block Inc.	6,287	211
	PVH Corp.	1,802	210
	Coach Inc.	5,708	210
	Ralph Lauren Corp. Class A	1,221	207
	Genuine Parts Co.	2,348	206
	Expedia Inc.	2,103	181
	Nordstrom Inc.	2,589	179
	Newell Rubbermaid Inc.	4,999	168
*	Fossil Group Inc.	1,653	167
	Best Buy Co. Inc.	4,685	149
	PetSmart Inc.	1,754	126
	Hasbro Inc.	2,250	118
	Graham Holdings Co. Class B	157	113
	Lennar Corp. Class A	2,806	110
	Garmin Ltd.	1,798	98
*	Urban Outfitters Inc.	2,162	86
	GameStop Corp. Class A	1,867	79
	CBS Outdoor Americas Inc.	32	1
			52,766

24

S&P 500 Growth Index Fund

			Market
			Value
		Shares	($000)
Consumer Staples (8.1%)
	Procter & Gamble Co.	47,937	3,984
	Coca-Cola Co.	86,656	3,615
	PepsiCo Inc.	30,544	2,825
	Philip Morris
	International Inc.	30,596	2,618
	Altria Group Inc.	36,571	1,575
	Kraft Foods Group Inc.	20,679	1,218
	Colgate-Palmolive Co.	18,427	1,193
	Walgreen Co.	14,334	867
	Kimberly-Clark Corp.	7,723	834
	Lorillard Inc.	12,594	752
	Estee Lauder Cos. Inc.
	Class A	8,776	674
	Mead Johnson Nutrition Co.	7,021	671
	General Mills Inc.	11,740	627
	Keurig Green Mountain Inc.	4,410	588
*	Constellation Brands Inc.
	Class A	5,863	511
	Hershey Co.	5,183	474
*	Monster Beverage Corp.	4,701	416
	Coca-Cola Enterprises Inc.	8,116	388
	Reynolds American Inc.	5,399	316
	Whole Foods Market Inc.	7,910	310
	Brown-Forman Corp. Class B	3,320	308
	Kellogg Co.	4,604	299
	Safeway Inc.	8,000	278
	Clorox Co.	2,591	230
	Dr Pepper Snapple Group Inc.	3,277	206
	JM Smucker Co.	1,658	170
	McCormick & Co. Inc.	2,358	164
	Hormel Foods Corp.	2,900	147
	Campbell Soup Co.	2,921	131
	Avon Products Inc.	6,162	86
			26,475
Energy (6.1%)
	Schlumberger Ltd.	45,233	4,959
	EOG Resources Inc.	18,984	2,086
	Halliburton Co.	29,336	1,984
	Occidental Petroleum Corp.	12,553	1,302
	Anadarko Petroleum Corp.	9,299	1,048
	Pioneer Natural
	Resources Co.	4,969	1,037
	Kinder Morgan Inc.	23,209	934
	Noble Energy Inc.	12,479	900
	Williams Cos. Inc.	11,544	686
	National Oilwell Varco Inc.	7,303	631
	EQT Corp.	5,272	522
*	FMC Technologies Inc.	8,170	505
	Cabot Oil & Gas Corp.	14,495	486
	Range Resources Corp.	5,859	461
	Spectra Energy Corp.	10,950	456
	Marathon Petroleum Corp.	4,412	402
	Helmerich & Payne Inc.	3,753	394
*	Southwestern Energy Co.	6,991	288

			Market
			Value
		Shares	($000)
	Cimarex Energy Co.	1,902	276
	Chesapeake Energy Corp.	8,618	235
*	Newfield Exploration Co.	2,842	127
			19,719
Financials (9.4%)
	American Express Co.	31,624	2,832
	Citigroup Inc.	48,540	2,507
	Prudential Financial Inc.	16,048	1,439
	BlackRock Inc.	4,346	1,436
	US Bancorp	33,417	1,413
	American Tower Corporation	13,747	1,355
	Charles Schwab Corp.	40,677	1,160
	Simon Property Group Inc.	6,259	1,064
	Discover Financial Services	16,197	1,010
	Crown Castle
	International Corp.	11,595	922
	Aon plc	10,299	898
	Ameriprise Financial Inc.	6,596	829
	Franklin Resources Inc.	13,955	789
	Intercontinental
	Exchange Inc.	3,998	756
	T. Rowe Price Group Inc.	9,127	739
	Marsh & McLennan Cos. Inc.	12,600	669
	Invesco Ltd.	15,030	614
	Moody’s Corp.	6,533	611
	Fifth Third Bancorp	29,544	603
	State Street Corp.	8,081	582
	Public Storage	2,870	503
	Health Care REIT Inc.	7,322	495
	McGraw Hill Financial Inc.	5,580	453
	Prologis Inc.	10,241	419
	KeyCorp	30,684	418
*	Affiliated Managers
	Group Inc.	1,920	405
	Host Hotels & Resorts Inc.	17,091	390
	Equity Residential	5,361	356
	Vornado Realty Trust	3,209	340
	Ventas Inc.	5,010	330
	Boston Properties Inc.	2,656	322
	Macerich Co.	4,888	319
	Comerica Inc.	6,311	318
	Huntington Bancshares Inc.	28,759	283
	Principal Financial Group Inc.	5,039	274
	AvalonBay Communities Inc.	1,734	267
	Torchmark Corp.	4,569	249
	Regions Financial Corp.	23,951	243
	Essex Property Trust Inc.	1,236	239
	Lincoln National Corp.	4,118	227
*	CBRE Group Inc. Class A	6,580	209
	General Growth
	Properties Inc.	7,792	191
	Kimco Realty Corp.	6,411	151
	Plum Creek Timber Co. Inc.	3,507	142
*	E*TRADE Financial Corp.	5,998	134
	Leucadia National Corp.	5,076	127

25

S&P 500 Growth Index Fund

			Market
			Value
		Shares	($000)
	Navient Corp.	6,008	108
	Zions Bancorporation	3,508	102
	Apartment Investment &
	Management Co. Class A	2,439	84
	People’s United Financial Inc.	5,390	81
			30,407
Health Care (16.4%)
	Johnson & Johnson	57,980	6,014
*	Gilead Sciences Inc.	53,344	5,739
	Amgen Inc.	26,296	3,665
	Pfizer Inc.	108,570	3,191
	AbbVie Inc.	55,233	3,053
	Merck & Co. Inc.	47,711	2,868
*	Biogen Idec Inc.	8,240	2,827
*	Celgene Corp.	27,818	2,643
*	Actavis plc	9,190	2,086
	Bristol-Myers Squibb Co.	37,417	1,895
	Allergan Inc.	10,336	1,692
	Thermo Fisher Scientific Inc.	13,858	1,666
	Medtronic Inc.	19,780	1,263
*	Alexion Pharmaceuticals Inc.	6,871	1,163
*	Regeneron
	Pharmaceuticals Inc.	2,769	971
	Cigna Corp.	9,332	883
	Stryker Corp.	10,272	856
	Becton Dickinson and Co.	6,712	786
*	Vertex Pharmaceuticals Inc.	8,205	768
	Baxter International Inc.	9,613	721
	Perrigo Co. plc	4,648	691
	McKesson Corp.	3,525	688
	Covidien plc	7,518	653
	St. Jude Medical Inc.	9,873	648
*	Mylan Inc.	12,982	631
*	Cerner Corp.	10,258	591
*	Boston Scientific Corp.	45,945	583
	Agilent Technologies Inc.	7,872	450
	Zoetis Inc.	11,487	407
	CR Bard Inc.	2,649	393
	Zimmer Holdings Inc.	3,848	382
*	Intuitive Surgical Inc.	787	370
*	DaVita HealthCare
	Partners Inc.	3,829	286
	AmerisourceBergen Corp.
	Class A	3,607	279
*	Edwards Lifesciences Corp.	1,975	196
*	Varian Medical Systems Inc.	2,236	190
*	Waters Corp.	1,766	183
*	Laboratory Corp. of
	America Holdings	1,529	164
*	Hospira Inc.	2,668	143
*	CareFusion Corp.	3,032	139
	DENTSPLY International Inc.	2,710	129
	PerkinElmer Inc.	2,082	93
*	Tenet Healthcare Corp.	1,321	81
			53,120

			Market
			Value
		Shares	($000)
Industrials (11.4%)
	Union Pacific Corp.	31,465	3,312
	3M Co.	21,591	3,109
	Boeing Co.	23,304	2,955
	United Parcel Service Inc.
	Class B	24,484	2,383
	United Technologies Corp.	16,406	1,772
	Honeywell International Inc.	17,954	1,710
	Danaher Corp.	20,897	1,601
	Precision Castparts Corp.	5,029	1,227
	Delta Air Lines Inc.	29,454	1,166
	Norfolk Southern Corp.	10,756	1,151
	Lockheed Martin Corp.	5,649	983
	Emerson Electric Co.	15,113	968
	PACCAR Inc.	12,321	774
	Southwest Airlines Co.	24,032	769
	CSX Corp.	22,328	690
	FedEx Corp.	4,632	685
	General Dynamics Corp.	5,205	641
	Illinois Tool Works Inc.	7,252	640
	Cummins Inc.	3,921	569
	Rockwell Automation Inc.	4,810	561
	Raytheon Co.	5,434	523
	WW Grainger Inc.	2,117	521
	Eaton Corp. plc	7,121	497
	AMETEK Inc.	8,514	451
	Kansas City Southern	3,833	442
	Fastenal Co.	9,485	429
	Northrop Grumman Corp.	3,198	407
	Waste Management Inc.	8,266	388
	Tyco International Ltd.	8,495	379
	Textron Inc.	9,688	368
	Flowserve Corp.	4,768	362
	Dover Corp.	4,049	356
	Parker-Hannifin Corp.	3,054	353
*	Stericycle Inc.	2,942	350
	Equifax Inc.	4,234	333
	Roper Industries Inc.	2,043	308
	Ingersoll-Rand plc	4,883	294
	Pentair plc	4,120	280
	Nielsen NV	5,784	272
	Robert Half International Inc.	4,776	240
	Cintas Corp.	3,503	232
	Pall Corp.	2,515	212
	Rockwell Collins Inc.	2,589	199
	Pitney Bowes Inc.	7,042	191
	Masco Corp.	7,911	186
	Dun & Bradstreet Corp.	1,283	151
	Xylem Inc.	3,827	143
	Snap-on Inc.	1,132	141
	Expeditors International of
	Washington Inc.	3,151	130
*	Quanta Services Inc.	2,792	101
	Iron Mountain Inc.	2,603	94
	Allegion plc	1,273	65
			37,064

26

S&P 500 Growth Index Fund

			Market
			Value
		Shares	($000)
Information Technology (27.6%)
	Apple Inc.	209,446	21,468
	Microsoft Corp.	261,108	11,862
*	Google Inc. Class A	9,841	5,731
*	Google Inc. Class C	9,841	5,625
*	Facebook Inc. Class A	59,727	4,469
	QUALCOMM Inc.	58,630	4,462
	Visa Inc. Class A	17,462	3,711
	International Business
	Machines Corp.	14,873	2,860
	Oracle Corp.	64,401	2,675
	MasterCard Inc. Class A	34,904	2,646
*	eBay Inc.	26,546	1,473
	Automatic Data
	Processing Inc.	16,747	1,398
*	Yahoo! Inc.	32,525	1,253
*	Micron Technology Inc.	37,181	1,212
*	salesforce.com inc	19,622	1,159
*	Adobe Systems Inc.	16,079	1,156
	Texas Instruments Inc.	22,496	1,084
	Accenture plc Class A	12,315	998
*	Cognizant Technology
	Solutions Corp. Class A	21,136	967
	Intuit Inc.	9,862	820
	SanDisk Corp.	7,858	770
	Western Digital Corp.	7,268	749
	Seagate Technology plc	11,344	710
	Fidelity National
	Information Services Inc.	9,997	567
	Amphenol Corp. Class A	5,459	562
*	Fiserv Inc.	8,658	558
	Applied Materials Inc.	23,681	547
	TE Connectivity Ltd.	8,377	525
*	Alliance Data Systems Corp.	1,883	498
	KLA-Tencor Corp.	5,761	440
*	Autodesk Inc.	7,909	424
	Avago Technologies Ltd.
	Class A	5,159	424
*	Electronic Arts Inc.	10,926	413
*	Red Hat Inc.	6,579	401
*	Akamai Technologies Inc.	6,179	373
	Microchip Technology Inc.	6,958	340
	NetApp Inc.	7,817	330
	Symantec Corp.	12,959	315
	Paychex Inc.	7,535	314
	Analog Devices Inc.	5,129	262
*	Citrix Systems Inc.	3,526	248
*	VeriSign Inc.	4,289	245
	Xilinx Inc.	5,136	217
*	F5 Networks Inc.	1,737	216
	Linear Technology Corp.	4,679	211
	CA Inc.	7,306	206
	Western Union Co.	11,787	206
	Lam Research Corp.	2,813	202
	Motorola Solutions Inc.	3,144	187

		Market
		Value
	Shares	($000)
Total System Services Inc.	5,763	181
NVIDIA Corp.	9,310	181
* First Solar Inc.	2,467	172
Altera Corp.	4,457	158
* Teradata Corp.	2,805	128
Harris Corp.	1,741	124
FLIR Systems Inc.	3,248	110
		89,543
Materials (3.5%)
Monsanto Co.	18,208	2,106
LyondellBasell Industries
NV Class A	14,470	1,655
EI du Pont
de Nemours & Co.	18,183	1,202
Ecolab Inc.	9,385	1,077
PPG Industries Inc.	4,803	989
Praxair Inc.	6,004	790
Sherwin-Williams Co.	2,943	642
Air Products & Chemicals Inc.	4,203	560
Eastman Chemical Co.	5,216	430
FMC Corp.	4,626	306
CF Industries Holdings Inc.	1,051	271
Sealed Air Corp.	6,743	243
Sigma-Aldrich Corp.	2,309	240
International Flavors &
Fragrances Inc.	1,669	169
Airgas Inc.	1,462	161
Ball Corp.	2,321	149
Martin Marietta Materials Inc.	991	130
Vulcan Materials Co.	1,952	124
* Owens-Illinois Inc.	3,314	102
		11,346
Telecommunication Services (1.1%)
Verizon Communications Inc.	74,800	3,727

Utilities (0.2%)
Dominion Resources Inc.	10,102	709
Total Common Stocks
(Cost $261,685)		324,876
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity
Fund, 0.113% (Cost $98)	98,100	98
Total Investments (100.0%)
(Cost $261,783)		324,974
Other Assets and Liabilities (0.0%)
Other Assets		5,390
Liabilities		(5,449)
		(59)

27

S&P 500 Growth Index Fund

Market
Value
($000)
ETF Shares—Net Assets (100%)
Applicable to 3,350,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	324,915
Net Asset Value Per Share—
ETF Shares	$96.99

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	262,830
Undistributed Net Investment Income	805
Accumulated Net Realized Losses	(1,911)
Unrealized Appreciation (Depreciation)	63,191
Net Assets	324,915

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

28

S&P 500 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	3,837
Securities Lending	1
Total Income	3,838
Expenses
The Vanguard Group—Note B
Investment Advisory Services	34
Management and Administrative	192
Marketing and Distribution	47
Custodian Fees	27
Auditing Fees	28
Shareholders’ Reports	9
Total Expenses	337
Net Investment Income	3,501
Realized Net Gain (Loss) on Investment Securities Sold	8,182
Change in Unrealized Appreciation (Depreciation) of Investment Securities	39,859
Net Increase (Decrease) in Net Assets Resulting from Operations	51,542

See accompanying Notes, which are an integral part of the Financial Statements.

29

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,501	2,153
Realized Net Gain (Loss)	8,182	1,416
Change in Unrealized Appreciation (Depreciation)	39,859	12,692
Net Increase (Decrease) in Net Assets Resulting from Operations	51,542	16,261
Distributions
Net Investment Income	(3,181)	(2,009)
Realized Capital Gain	—	—
Total Distributions	(3,181)	(2,009)
Capital Share Transactions
Issued	168,869	57,363
Issued in Lieu of Cash Distributions	—	—
Redeemed	(39,160)	(20,566)
Net Increase (Decrease) from Capital Share Transactions	129,709	36,797
Total Increase (Decrease)	178,070	51,049
Net Assets
Beginning of Period	146,845	95,796
End of Period[1]	324,915	146,845
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $805,000 and $485,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares
				Sept. 7,
				2010[1] to
	Year Ended August 31, August 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$77.29	$68.43	$58.81	$50.23
Investment Operations
Net Investment Income	1.257	1.291	1.135	.797
Net Realized and Unrealized Gain (Loss) on Investments	19.715	8.848	9.543	8.414
Total from Investment Operations	20.972	10.139	10.678	9.211
Distributions
Dividends from Net Investment Income	(1.272)	(1.279)	(1.058)	(.631)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.272)	(1.279)	(1.058)	(.631)
Net Asset Value, End of Period	$96.99	$77.29	$68.43	$58.81

Total Return	27.33%	15.00%	18.38%	18.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$325	$147	$96	$56
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.56%	1.81%	1.82%	1.63%[2]
Portfolio Turnover Rate [3]	23%	24%	22%	26%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2014. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board

32

S&P 500 Growth Index Fund

of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $31,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $6,546,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $890,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,636,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $1,911,000 that may be carried forward indefinitely to offset future net capital gains.

33

S&P 500 Growth Index Fund

At August 31, 2014, the cost of investment securities for tax purposes was $261,783,000. Net unrealized appreciation of investment securities for tax purposes was $63,191,000, consisting of unrealized gains of $63,708,000 on securities that had risen in value since their purchase and $517,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $218,813,000 of investment securities and sold $88,618,000 of investment securities, other than temporary cash investments. Purchases and sales include $167,148,000 and $32,876,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital shares issued and redeemed were:

	Year Ended August 31,
	2014	2013
	Shares	Shares
	(000)	(000)
ETF Shares
Issued	1,900	800
Issued in Lieu of Cash Distributions	—	—
Redeemed	(450)	(300)
Net Increase (Decrease) in Shares Outstanding	1,450	500

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

34

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2014

35

Special 2014 tax information (unaudited) for Vanguard S&P 500 Index Funds

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P 500 Value Index	3,246
S&P 500 Growth Index	3,181

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P 500 Value Index	100%
S&P 500 Growth Index	100

36

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P 500 Value and Growth Index Funds
Periods Ended August 31, 2014
		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Value Index Fund ETF Shares
Returns Before Taxes	22.64%	17.83%
Returns After Taxes on Distributions	22.03	17.39
Returns After Taxes on Distributions and Sale of Fund Shares	13.24	14.28

		Since
	One	Inception
	Year	(9/7/2010)
S&P 500 Growth Index Fund ETF Shares
Returns Before Taxes	27.33%	19.77%
Returns After Taxes on Distributions	26.89	19.44
Returns After Taxes on Distributions and Sale of Fund Shares	15.76	15.91

37

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

38

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,093.97	$0.79
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,081.82	$0.79
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P 500 Value Index Fund, 0.15%; and for the S&P 500 Growth Index Fund, 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period.

39

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P 500 Value Index Fund and S&P 500 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the each advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of out- performance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

40

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

41

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

42

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	S&P® and S&P 500® are registered trademarks of
Direct Investor Account Services > 800-662-2739	Standard & Poor’s Financial Services LLC (“S&P”) and
Institutional Investor Services > 800-523-1036	have been licensed for use by S&P Dow Jones Indices
LLC and its affiliates and sublicensed for certain
Text Telephone for People	purposes by Vanguard. The S&P Index is a product of
With Hearing Impairment > 800-749-7273	S&P Dow Jones Indices LLC and has been licensed for
use by Vanguard. The Vanguard funds are not
This material may be used in conjunction	sponsored, endorsed, sold, or promoted by S&P Dow
with the offering of shares of any Vanguard	Jones Indices LLC, Dow Jones, S&P, or their respective
fund only if preceded or accompanied by	affiliates, and none of S&P Dow Jones Indices LLC,
the fund’s current prospectus.	Dow Jones, S&P, nor their respective affiliates makes
any representation regarding the advisability of
All comparative mutual fund data are from Lipper, a	investing in such products.
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18400 102014

Annual Report | August 31, 2014

Vanguard S&P Small-Cap 600 Index Funds

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Small-Cap 600 Index Fund.	9
S&P Small-Cap 600 Value Index Fund.	28
S&P Small-Cap 600 Growth Index Fund.	43
Your Fund’s After-Tax Returns.	59
About Your Fund’s Expenses.	60
Trustees Approve Advisory Arrangements.	62
Glossary.	63

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2014
Total
Returns
Vanguard S&P Small-Cap 600 Index Fund
Institutional Shares	18.57%
ETF Shares
Market Price	18.33
Net Asset Value	18.47
S&P SmallCap 600 Index	18.70
Small-Cap Core Funds Average	18.26
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares
Market Price	20.53%
Net Asset Value	20.64
S&P SmallCap 600 Value Index	20.92
Small-Cap Value Funds Average	19.06
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares
Market Price	15.92%
Net Asset Value	16.07
S&P SmallCap 600 Growth Index	16.33
Small-Cap Growth Funds Average	14.11
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market notched another strong performance for the 12 months ended August 31, 2014, although momentum slowed in the second half of the period.

Returns of Vanguard S&P Small-Cap 600 Index Funds ranged from 16% for the Growth Fund to nearly 21% for the Value Fund. Vanguard S&P Small-Cap 600 Index Fund, a blend of growth and value, was in the middle, returning about 18%. (The returns cited in this letter are for ETF Shares based on net asset value.)

All three funds met their investment objective of closely tracking the returns of their target indexes. Their results also exceeded the average returns of their peers.

Within the Standard & Poor’s family of indexes, small-capitalization stocks lagged large-caps—represented by the S&P 500 Index—by more than 6 percentage points. This performance contrasts with recent years, when small-company stocks outperformed. It’s good to keep in mind that size and style leadership alternate over time, and that’s why Vanguard counsels that broad diversification is the best course. (For more about the performance of small-cap vs. large-cap stocks, please see the text box on page 6.)

If you hold your fund shares in a taxable account, you may wish to review the information on after-tax returns that appears later in this report.

2

U.S. stocks cleared hurdles en route to new record highs
Despite an assortment of challenges, the broad U.S. stock market recorded an impressive return of about 25% for the 12 months ended August 31. U.S. stocks registered positive results in ten of those months, and a late-July swoon was followed by an August flurry of record highs.

Investors applauded mostly solid corporate earnings, generally upbeat economic news, and the Federal Reserve’s continued accommodative policies. Still, turmoil in the Middle East and Ukraine, economic worries in Europe and China, and uncertainty about the Fed’s next moves pressured the market at times.

International stocks returned about 18%. Emerging markets, after sliding earlier in the period, rebounded to lead the way. The developed markets of the Pacific region and Europe trailed but still notched double-digit returns.

Defying analysts’ expectations, bond prices rose over the year
The broad U.S. taxable bond market returned 5.66%, rallying from the drubbing it took a year ago when investors fretted over the future of the Fed’s bond-buying program.

The Fed began reducing its purchases in January and has consistently cut them further since, with the goal of ending the

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	25.36%	20.80%	17.24%
Russell 2000 Index (Small-caps)	17.68	19.00	17.03
Russell 3000 Index (Broad U.S. market)	24.74	20.65	17.22
FTSE All-World ex US Index (International)	18.04	9.48	8.44

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.66%	2.91%	4.48%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.14	4.88	5.39
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.07

CPI
Consumer Price Index	1.70%	1.64%	1.96%

3

program in October. Interest rates have not risen as forecast, however. The yield of the 10-year U.S. Treasury note ended August at 2.34%, down from 2.76% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 10.14% as investors searched for tax-exempt income amid a limited supply of new issues. International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.52%.

Following such a strong advance, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

As the equity rally lost steam, value stocks outshone growth
Small-cap growth and small-cap value stocks both posted robust returns in the first six months of the fiscal year. But in the second half, small-cap growth shares dipped into negative territory, possibly because of their rich valuations. Small-cap value stocks, meanwhile, managed a modest second-half advance.

Value stocks tend to sell at relatively low prices in relation to their earnings or book value, reflecting the companies’ lower sales and earnings growth prospects.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.08%	0.15%	1.32%
S&P Small-Cap 600 Value Index Fund	—	0.20	1.36
S&P Small-Cap 600 Growth Index Fund	—	0.20	1.42
The fund expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For fiscal year ended August 31, 2014, the funds’ expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

4

Growth stocks, by contrast, typically have higher valuations because of their companies’ earnings and revenue potential.

Investors’ preference for small-cap value stocks in the period naturally benefited Vanguard S&P Small-Cap 600 Value Index Fund. The financial sector, that fund’s largest at more than one-fifth of assets, was the biggest contributor to overall performance. Banks, insurance companies, and other financial firms have been buoyed by more than five years of strong returns in the capital markets. That prolonged rally has helped repair damage inflicted by the 2008–2009 financial crisis.

Health care stocks were among the standouts for the Growth Fund. Investors anticipated that an aging population and implementation of the Affordable Care Act would boost spending.

For the S&P Small-Cap 600 Index Fund, the consumer discretionary sector was a notable contributor to return. Declining unemployment and rising confidence seemed to help lift the shares of retailers and other businesses catering to consumers.

Total Returns
Inception Through August 31, 2014
Average
Annual Return
S&P Small-Cap 600 Index Fund ETF Shares Net Asset Value (Returns since
inception: 9/7/2010)	20.18%
S&P SmallCap 600 Index	20.38
Small-Cap Core Funds Average	17.61
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Small-Cap 600 Value Index Fund ETF Shares Net Asset Value (Returns since
inception: 9/7/2010)	20.00%
S&P SmallCap 600 Value Index	20.23
Small-Cap Value Funds Average	17.62
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P Small-Cap 600 Growth Index Fund ETF Shares Net Asset Value (Returns since
inception: 9/7/2010)	20.34%
S&P SmallCap 600 Growth Index	20.57
Small-Cap Growth Funds Average	17.63
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Building a successful long-term track record
For any index fund, success means the ability to closely track the performance of its target index, which of course incurs no expenses. Since launching in September 2010, the ETF Shares of all three S&P Small-Cap 600 Index Funds have achieved their objective—no small accomplishment, especially for new funds.

This close tracking is a testament to the experience, talent, and sophisticated systems of Vanguard Equity Investment

Small-cap stocks versus large-caps: A case for diversification

At times, particularly since 2000, small-capitalization stocks have outpaced their large-cap counterparts. This performance edge may appear compelling, but before making any drastic decisions to tilt your portfolio heavily toward small-caps, consider two points.

First, there’s no guarantee that small caps’ performance advantage will persist. As shown in the chart below, these stocks had an extended period of underperformance in the 1990s, and that could happen again.

Second, investing in small companies’ stocks involves additional risks. These firms generally have less business diversification, fewer financial resources, and less management depth than larger enterprises. As a result, their stocks can be highly volatile.

Investors with a heavy allocation to only one segment of the market can end up with greater volatility and less diversification. A better alternative can be a portfolio of stocks of all capitalizations that offers more diversification over the long term.

Small-cap performance relative to large-caps

6

Group, your fund’s advisor. And each fund’s result exceeded the average annual return of its peer group.

High costs don’t equal strong fund performance
The adage “you get what you pay for” doesn’t apply to mutual funds. In fact, the reverse is true: Research suggests that higher costs are consistent with weaker returns. (See, for example, Shopping for Alpha: You Get What You Don’t Pay For at vanguard.com/research.)

Shouldn’t paying the highest fees allow you to purchase the services of the greatest talents and therefore get the best returns? As it turns out, the data don’t really support that argument. The explanation is simple: Every dollar paid for management fees is a dollar less earning potential return. Keeping expenses down can help narrow the gap between what the markets return and what investors actually earn.

That’s why Vanguard seeks to minimize costs on all our funds. Indexing, of course, is the purest expression of low-cost investing.

In our actively managed funds, which are run by some of the most prominent advisory firms in the investment industry, we work to keep fees low. It’s a strategy that reflects decades of experience and research, boiled down to one tenet: The less you pay, the more you keep.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2014

Your Fund’s Performance at a Glance
August 31, 2013, Through August 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Small-Cap 600 Index Fund
Institutional Shares	$170.71	$200.56	$1.764	$0.000
ETF Shares	84.98	99.81	0.843	0.000
Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares	$82.76	$98.93	$0.870	$0.000
Vanguard S&P Small-Cap 600 Growth Index
Fund
ETF Shares	$87.79	$101.36	$0.530	$0.000

S&P Small-Cap 600 Index Fund

Fund Profile
As of August 31, 2014

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VSMSX	VIOO
Expense Ratio[1]	0.08%	0.15%
30-Day SEC Yield	1.16%	1.09%

Portfolio Characteristics
			DJ
			U.S.
			Total
		S&P	Market
		SmallCap	FA
	Fund 600 Index		Index
Number of Stocks	602	600	3,709
Median Market Cap	$1.6B	$1.6B	$48.0B
Price/Earnings Ratio	26.6x	26.6x	20.7x
Price/Book Ratio	2.2x	2.2x	2.7x
Return on Equity	11.8%	11.8%	17.8%
Earnings Growth
Rate	13.0%	13.0%	15.3%
Dividend Yield	1.2%	1.2%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	16%	—	—
Short-Term Reserves	-0.4%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P	Market
		SmallCap	FA
	Fund 600 Index		Index
Consumer Discretionary 14.1%		14.1%	12.6%
Consumer Staples	3.8	3.8	8.1
Energy	5.1	5.1	9.7
Financials	21.9	21.9	17.3
Health Care	11.2	11.2	13.3
Industrials	15.8	15.8	11.2
Information Technology	17.6	17.6	18.6
Materials	6.4	6.4	3.9
Telecommunication
Services	0.6	0.6	2.2
Utilities	3.5	3.5	3.1

Volatility Measures
		DJ
	S&P	U.S. Total
	SmallCap	Market
	600 Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	1.20
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Centene Corp.	Managed Health
	Care	0.7%
US Silica Holdings Inc.	Diversified Metals &
	Mining	0.6
Teledyne Technologies	Aerospace &
Inc.	Defense	0.5
TriQuint Semiconductor
Inc.	Semiconductors	0.5
Curtiss-Wright Corp.	Aerospace &
	Defense	0.5
Cognex Corp.	Electronic Equipment
	& Instruments	0.5
Toro Co.	Construction
	Machinery & Heavy
	Trucks	0.5
TreeHouse Foods Inc.	Packaged Foods &
	Meats	0.5
Tanger Factory Outlet
Centers Inc.	Retail REITs	0.5
PAREXEL International	Life Sciences Tools &
Corp.	Services	0.5
Top Ten		5.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 23, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.
9

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment
	S&P Small-Cap 600 Index Fund*ETF
	Shares Net Asset Value	18.47%	20.18%	$20,785
	S&P Small-Cap 600 Index Fund*ETF
	Shares Market Price	18.33	20.15	20,766
••••••••	S&P SmallCap 600 Index	18.70	20.38	20,929
– – – –	Small-Cap Core Funds Average	18.26	17.61	19,075
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	19.19	20,114
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(4/1/2011)	Investment
S&P Small-Cap 600 Index Fund Institutional
Shares	18.57%	13.86%	$7,789,334

S&P SmallCap 600 Index	18.70	13.98	7,817,447
Dow Jones U.S. Total Stock Market Float
Adjusted Index	24.68	14.82	8,017,909
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.
See Financial Highlights for dividend and capital gains information.

10

S&P Small-Cap 600 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares Market
Price	18.33%	107.66%
S&P Small-Cap 600 Index Fund ETF Shares Net
Asset Value	18.47	107.85
S&P SmallCap 600 Index	18.70	109.29
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	4/1/2011	25.41%	15.15%
ETF Shares	9/7/2010
Market Price		25.38	21.63
Net Asset Value		25.29	21.63

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

11

S&P Small-Cap 600 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (14.0%)
*	Buffalo Wild Wings Inc.	9,632	1,423
	Wolverine World Wide Inc.	51,616	1,371
	Pool Corp.	22,865	1,296
	Men’s Wearhouse Inc.	23,197	1,253
	Cracker Barrel Old Country
	Store Inc.	12,123	1,217
	Jack in the Box Inc.	20,377	1,211
*	Skechers U.S.A. Inc. Class A	20,112	1,174
*	Iconix Brand Group Inc.	24,779	1,032
	Lithia Motors Inc. Class A	11,565	1,011
*	Steven Madden Ltd.	29,272	995
*	Genesco Inc.	12,179	966
*	Marriott Vacations
	Worldwide Corp.	15,097	900
	Ryland Group Inc.	23,949	888
	Group 1 Automotive Inc.	10,738	861
	Texas Roadhouse Inc.
	Class A	30,159	802
*	Lumber Liquidators
	Holdings Inc.	13,962	799
*	Helen of Troy Ltd.	13,680	796
	Monro Muffler Brake Inc.	15,245	789
*	Meritage Homes Corp.	18,719	773
*	Pinnacle Entertainment Inc.	30,271	756
*	G-III Apparel Group Ltd.	9,082	750
	Finish Line Inc. Class A	24,506	726
	Buckle Inc.	14,317	704
	Matthews International Corp.
	Class A	14,983	691
*	Dorman Products Inc.	15,417	691
	DineEquity Inc.	8,260	687
*	Crocs Inc.	44,416	686
*	Standard Pacific Corp.	76,495	640
	Brown Shoe Co. Inc.	21,099	630
*	Select Comfort Corp.	27,604	617
	Papa John’s International Inc.	15,484	613
*	Vitamin Shoppe Inc.	15,643	613

			Market
			Value
		Shares	($000)
*	Outerwall Inc.	10,389	612
	Children’s Place Inc.	11,102	597
*	Hibbett Sports Inc.	13,000	591
	La-Z-Boy Inc.	26,661	569
	Bob Evans Farms Inc.	12,592	547
*	Sonic Corp.	25,714	543
	Drew Industries Inc.	11,274	500
	Sturm Ruger & Co. Inc.	9,832	496
*,^	iRobot Corp.	15,047	488
*	BJ’s Restaurants Inc.	12,745	475
	Scholastic Corp.	13,328	467
	Cato Corp. Class A	13,139	456
	Oxford Industries Inc.	7,381	453
*	Barnes & Noble Inc.	18,896	451
*	Universal Electronics Inc.	8,110	443
	Interval Leisure Group Inc.	20,291	439
	Sonic Automotive Inc.
	Class A	17,414	430
*	Multimedia Games Holding
	Co. Inc.	15,122	421
*	Boyd Gaming Corp.	38,671	412
	Standard Motor Products Inc.	10,533	396
	Capella Education Co.	5,540	361
*	Red Robin Gourmet
	Burgers Inc.	6,663	354
*	Zumiez Inc.	10,712	347
*	Winnebago Industries Inc.	13,824	342
	Movado Group Inc.	9,137	339
	Regis Corp.	22,367	338
*	Tuesday Morning Corp.	19,166	337
*	Strayer Education Inc.	5,532	336
	Ethan Allen Interiors Inc.	13,309	336
*	FTD Cos. Inc.	9,578	317
*	Pep Boys-Manny Moe
	& Jack	27,098	301
*	Francesca’s Holdings Corp.	21,308	298
	Callaway Golf Co.	39,144	298
*	EW Scripps Co. Class A	15,418	292
	Stage Stores Inc.	16,241	284
*	M/I Homes Inc.	12,357	281

12

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	Biglari Holdings Inc.	756	272
*	American Public
	Education Inc.	8,839	268
*	Scientific Games Corp.
	Class A	24,526	249
	Fred’s Inc. Class A	17,363	247
	Arctic Cat Inc.	6,607	245
	Nutrisystem Inc.	14,628	239
	Haverty Furniture Cos. Inc.	10,255	239
	Superior Industries
	International Inc.	11,763	229
*	MarineMax Inc.	12,707	219
	Ruth’s Hospitality Group Inc.	18,466	206
*	Quiksilver Inc.	66,589	194
*	Ruby Tuesday Inc.	29,704	183
	Stein Mart Inc.	14,238	177
*	Blue Nile Inc.	6,214	176
*	Christopher & Banks Corp.	18,384	176
*	Aeropostale Inc.	40,832	171
	Marcus Corp.	9,214	168
*	Career Education Corp.	29,641	163
	Harte-Hanks Inc.	22,280	156
	PetMed Express Inc.	10,397	146
*	Kirkland’s Inc.	7,615	136
*	Perry Ellis International Inc.	6,309	127
	Universal Technical
	Institute Inc.	10,963	122
*	Sizmek Inc.	11,970	105
*	VOXX International Corp.
	Class A	10,010	99
	Big 5 Sporting Goods Corp.	9,317	95
*,^	ITT Educational Services Inc.	9,300	78
*	Monarch Casino & Resort Inc.	5,072	65
*	Biglari Holdings Inc Rights
	Exp. 09/12/2014	727	16
			48,274
Consumer Staples (3.8%)
*	TreeHouse Foods Inc.	20,909	1,725
*	Darling Ingredients Inc.	83,755	1,615
	Casey’s General Stores Inc.	19,583	1,404
*	Boston Beer Co. Inc. Class A	4,505	995
	Sanderson Farms Inc.	10,332	964
	Andersons Inc.	13,491	928
	B&G Foods Inc.	27,340	826
	J&J Snack Foods Corp.	7,415	702
	Snyder’s-Lance Inc.	24,934	680
	Cal-Maine Foods Inc.	7,638	604
	WD-40 Co.	7,144	491
	SpartanNash Co.	19,277	414
*	Diamond Foods Inc.	11,269	311
*	Annie’s Inc.	8,730	278
	Calavo Growers Inc.	7,006	273
	Inter Parfums Inc.	8,703	265
*	Medifast Inc.	6,083	204

			Market
			Value
		Shares	($000)
*	Central Garden and Pet Co.
	Class A	22,063	199
*	Seneca Foods Corp. Class A	3,635	110
*	Alliance One International Inc.	41,398	92
			13,080
Energy (5.1%)
	Exterran Holdings Inc.	30,196	1,408
*	Carrizo Oil & Gas Inc.	21,072	1,322
	Bristow Group Inc.	18,109	1,322
*	PDC Energy Inc.	18,192	1,093
*	Stone Energy Corp.	28,203	992
*	SEACOR Holdings Inc.	9,761	797
*	Hornbeck Offshore
	Services Inc.	16,591	724
	Green Plains Inc.	15,990	715
*	C&J Energy Services Inc.	23,418	672
	Comstock Resources Inc.	22,566	550
*	Penn Virginia Corp.	36,223	544
*	Newpark Resources Inc.	43,070	531
	Gulfmark Offshore Inc.	12,715	511
*	Pioneer Energy
	Services Corp.	31,931	491
*	Cloud Peak Energy Inc.	30,995	487
*	Northern Oil and Gas Inc.	28,433	479
*	TETRA Technologies Inc.	40,045	473
*	Synergy Resources Corp.	32,419	436
*	Basic Energy Services Inc.	17,775	430
*	Paragon Offshore plc	43,028	401
*	Matrix Service Co.	13,523	381
	Tesco Corp.	16,295	346
	Arch Coal Inc.	108,162	330
*	Approach Resources Inc.	17,991	322
*	Contango Oil & Gas Co.	7,826	310
*	Geospace
	Technologies Corp.	6,662	274
*	Swift Energy Co.	22,303	253
*	Era Group Inc.	9,645	247
*	ION Geophysical Corp.	64,747	223
*	PetroQuest Energy Inc.	29,414	196
	Gulf Island Fabrication Inc.	6,359	134
*	Forest Oil Corp.	59,521	97
			17,491
Financials (21.9%)
	Tanger Factory Outlet
	Centers Inc.	48,778	1,703
	EPR Properties	27,200	1,548
	Post Properties Inc.	27,679	1,523
*	Stifel Financial Corp.	30,981	1,483
*	Portfolio Recovery
	Associates Inc.	25,476	1,448
	ProAssurance Corp.	30,216	1,396
	Geo Group Inc.	36,933	1,382
	DiamondRock
	Hospitality Co.	99,585	1,326
	Cousins Properties Inc.	102,430	1,300

13

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
	Sovran Self Storage Inc.	16,765	1,295
	Medical Properties Trust Inc.	87,758	1,236
	Healthcare Realty Trust Inc.	48,887	1,220
*	Texas Capital
	Bancshares Inc.	21,915	1,183
	Lexington Realty Trust	104,326	1,135
	MarketAxess Holdings Inc.	19,157	1,129
	UMB Financial Corp.	19,194	1,108
	Wintrust Financial Corp.	23,686	1,103
*	Kite Realty Group Trust	42,227	1,086
	United Bankshares Inc.	31,944	1,053
	Bank of the Ozarks Inc.	32,837	1,049
	FNB Corp.	84,671	1,047
	EastGroup Properties Inc.	15,928	1,033
	Glacier Bancorp Inc.	37,899	1,032
	PrivateBancorp Inc.	33,986	1,003
	Susquehanna
	Bancshares Inc.	95,302	984
	Financial Engines Inc.	26,132	937
	MB Financial Inc.	32,456	918
	First Financial
	Bankshares Inc.	30,880	908
	Evercore Partners Inc.
	Class A	17,699	907
*	First Cash Financial
	Services Inc.	14,750	852
	Acadia Realty Trust	29,237	843
	PS Business Parks Inc.	10,283	838
	Government Properties
	Income Trust	34,774	835
	Virtus Investment
	Partners Inc.	3,591	803
	Chesapeake Lodging Trust	25,475	785
	RLI Corp.	17,511	783
	Parkway Properties Inc.	36,823	764
	Education Realty Trust Inc.	69,405	756
	CVB Financial Corp.	47,966	745
	Community Bank
	System Inc.	20,704	732
	LTC Properties Inc.	17,702	725
	Home BancShares Inc.	24,203	720
	Pennsylvania REIT	34,932	704
	Retail Opportunity
	Investments Corp.	44,388	703
	Old National Bancorp	53,263	697
	Columbia Banking
	System Inc.	26,705	695
	Selective Insurance
	Group Inc.	28,579	685
	Sabra Health Care REIT Inc.	23,989	683
	Greenhill & Co. Inc.	13,524	663
	First Midwest Bancorp Inc.	38,446	648
	Capstead Mortgage Corp.	48,634	643
	American Assets Trust Inc.	18,190	638
	Cash America
	International Inc.	14,266	637

			Market
			Value
		Shares	($000)
	Horace Mann
	Educators Corp.	20,667	616
	Pinnacle Financial
	Partners Inc.	17,031	611
	Northwest Bancshares Inc.	48,342	610
	BBCN Bancorp Inc.	40,604	593
	Interactive Brokers
	Group Inc.	24,577	576
	National Penn
	Bancshares Inc.	56,442	564
	Associated Estates
	Realty Corp.	29,328	543
	Franklin Street
	Properties Corp.	44,564	541
*	Encore Capital Group Inc.	12,079	536
	NBT Bancorp Inc.	22,316	536
	HFF Inc. Class A	17,063	512
	Sterling Bancorp	39,815	504
	Boston Private Financial
	Holdings Inc.	40,895	496
	First Financial Bancorp	29,428	489
*	BofI Holding Inc.	6,308	486
	ViewPoint Financial
	Group Inc.	18,281	476
	Provident Financial
	Services Inc.	27,314	465
	Independent Bank Corp.	12,192	449
	Inland Real Estate Corp.	42,476	442
*	Piper Jaffray Cos.	8,245	440
	First Commonwealth
	Financial Corp.	48,032	426
	Infinity Property
	& Casualty Corp.	5,840	399
	Banner Corp.	9,959	392
	CoreSite Realty Corp.	11,037	387
	S&T Bancorp Inc.	15,068	376
	Safety Insurance Group Inc.	6,559	362
*	World Acceptance Corp.	4,606	361
	AMERISAFE Inc.	9,487	358
*	Forestar Group Inc.	17,638	353
*	Navigators Group Inc.	5,404	347
	Stewart Information
	Services Corp.	10,642	343
	Employers Holdings Inc.	15,859	340
	City Holding Co.	7,947	339
	TrustCo Bank Corp. NY	48,027	337
	United Community
	Banks Inc.	19,826	336
	Wilshire Bancorp Inc.	34,400	336
	Simmons First National Corp.
	Class A	8,342	333
	Hanmi Financial Corp.	16,202	333
	Brookline Bancorp Inc.	35,750	327
	Saul Centers Inc.	6,525	325
	United Fire Group Inc.	10,942	321

14

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	Investment Technology
	Group Inc.	18,232	310
	Oritani Financial Corp.	19,883	298
*	Green Dot Corp. Class A	15,782	298
*	Ezcorp Inc. Class A	27,739	295
	Cardinal Financial Corp.	16,163	289
	Universal Health Realty
	Income Trust	6,532	289
	FXCM Inc. Class A	19,480	282
	Urstadt Biddle Properties
	Inc. Class A	13,045	278
	Tompkins Financial Corp.	6,034	276
*	First BanCorp	50,940	265
	Getty Realty Corp.	13,653	256
	Dime Community
	Bancshares Inc.	14,883	230
	Agree Realty Corp.	7,589	224
	Cedar Realty Trust Inc.	34,525	223
*	eHealth Inc.	9,042	222
	HCI Group Inc.	5,059	213
	Universal Insurance
	Holdings Inc.	14,685	204
*	CareTrust REIT Inc.	10,055	176
	Bank Mutual Corp.	22,233	146
	Meadowbrook Insurance
	Group Inc.	23,527	146
	Calamos Asset Management
	Inc. Class A	9,839	127
*	SWS Group Inc.	14,778	110
			75,125
Health Care (11.2%)
*	Centene Corp.	29,354	2,293
*	PAREXEL International Corp.	28,944	1,634
	West Pharmaceutical
	Services Inc.	35,988	1,563
*	Akorn Inc.	36,492	1,424
*	Medidata Solutions Inc.	25,879	1,204
*	Amsurg Corp.	20,452	1,100
*	Air Methods Corp.	17,966	1,054
*	Haemonetics Corp.	26,542	947
	Chemed Corp.	8,940	944
*	MWI Veterinary Supply Inc.	6,560	932
*	Prestige Brands
	Holdings Inc.	26,402	914
*	Medicines Co.	33,121	848
*	NuVasive Inc.	23,750	834
*	Impax Laboratories Inc.	33,082	815
*	Neogen Corp.	18,660	786
*	Magellan Health Inc.	14,035	784
*	MedAssets Inc.	31,008	713
*	Cyberonics Inc.	12,287	705
*	Molina Healthcare Inc.	14,658	701
*	Acorda Therapeutics Inc.	21,154	689
	Kindred Healthcare Inc.	32,436	670
	Cantel Medical Corp.	17,005	620

			Market
			Value
		Shares	($000)
*	Integra LifeSciences
	Holdings Corp.	12,093	605
*	Masimo Corp.	26,368	592
*	Greatbatch Inc.	12,631	576
*	Lannett Co. Inc.	14,334	564
*	Ligand Pharmaceuticals Inc.	10,507	547
	CONMED Corp.	13,791	545
*	Omnicell Inc.	18,580	523
	Abaxis Inc.	10,703	511
*	ABIOMED Inc.	18,074	471
	Analogic Corp.	6,267	452
*	Depomed Inc.	29,438	452
*	ICU Medical Inc.	6,854	429
*	IPC The Hospitalist Co. Inc.	8,717	421
	Meridian Bioscience Inc.	21,275	416
*	Natus Medical Inc.	14,716	414
*	Hanger Inc.	18,015	404
*	PharMerica Corp.	15,257	380
*	Emergent Biosolutions Inc.	14,999	373
*	Bio-Reference
	Laboratories Inc.	12,580	365
*	Luminex Corp.	19,195	362
*	AMN Healthcare
	Services Inc.	23,793	360
	Ensign Group Inc.	10,016	351
*	Amedisys Inc.	16,750	350
	Quality Systems Inc.	22,264	349
*	Cambrex Corp.	15,478	339
	Computer Programs
	& Systems Inc.	5,310	326
*	Affymetrix Inc.	37,051	321
*	Healthways Inc.	17,964	314
*	Sagent Pharmaceuticals Inc.	10,894	303
*	Repligen Corp.	15,337	292
*	Momenta
	Pharmaceuticals Inc.	23,427	276
*	HealthStream Inc.	10,473	272
*	Gentiva Health Services Inc.	14,694	266
*	Providence Service Corp.	5,720	260
*	Merit Medical Systems Inc.	20,695	259
*	Anika Therapeutics Inc.	5,967	251
*	CorVel Corp.	5,759	236
*	Spectrum
	Pharmaceuticals Inc.	28,250	229
*	Cynosure Inc. Class A	9,979	225
	Invacare Corp.	14,607	224
*	Albany Molecular
	Research Inc.	9,741	193
*	Symmetry Medical Inc.	19,104	176
	Landauer Inc.	4,806	175
*	LHC Group Inc.	6,330	163
*	SurModics Inc.	6,808	139
	CryoLife Inc.	12,904	130
*	Almost Family Inc.	4,231	118
*	Cross Country Healthcare Inc.	14,045	112
			38,585

15

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
Industrials (15.8%)
*	Teledyne Technologies Inc.	19,098	1,854
	Curtiss-Wright Corp.	24,540	1,763
	Toro Co.	28,334	1,743
*	Moog Inc. Class A	22,642	1,605
	EnerSys	23,879	1,535
	EMCOR Group Inc.	34,278	1,481
	Actuant Corp. Class A	36,141	1,219
	Hillenbrand Inc.	31,913	1,067
	Applied Industrial
	Technologies Inc.	21,259	1,036
	Healthcare Services
	Group Inc.	35,696	976
	Watts Water Technologies
	Inc. Class A	14,534	920
	Allegiant Travel Co. Class A	7,212	886
	Tetra Tech Inc.	33,149	845
	Mueller Industries Inc.	28,877	844
*	EnPro Industries Inc.	12,238	831
*	Orbital Sciences Corp.	30,903	827
	Barnes Group Inc.	24,072	824
	Mobile Mini Inc.	20,877	818
	United Stationers Inc.	20,054	815
	Knight Transportation Inc.	30,858	782
*	Hub Group Inc. Class A	17,754	772
*	Korn/Ferry International	25,311	766
	Franklin Electric Co. Inc.	19,910	756
	UniFirst Corp.	7,770	753
	Forward Air Corp.	15,876	735
	ABM Industries Inc.	26,475	704
*	On Assignment Inc.	23,796	703
	Simpson Manufacturing
	Co. Inc.	20,909	676
	Brink’s Co.	24,581	673
	Tennant Co.	9,346	651
	CIRCOR International Inc.	8,963	638
*	WageWorks Inc.	15,335	633
	Brady Corp. Class A	23,369	622
	AZZ Inc.	12,978	601
*	Saia Inc.	12,596	598
	Heartland Express Inc.	25,345	594
	Matson Inc.	21,798	588
	G&K Services Inc. Class A	10,158	568
*	TrueBlue Inc.	20,905	567
	Kaman Corp.	13,953	567
	AAR Corp.	20,220	560
*	GenCorp Inc.	29,791	549
	Apogee Enterprises Inc.	14,826	541
	Albany International Corp.	14,386	541
*	Dycom Industries Inc.	17,239	538
	General Cable Corp.	24,825	533
	Interface Inc. Class A	29,915	509
	Lindsay Corp.	6,537	508
	Exponent Inc.	6,649	486
	ESCO Technologies Inc.	13,461	485

			Market
			Value
		Shares	($000)
	Standex International Corp.	6,479	484
	Briggs & Stratton Corp.	23,889	481
	Universal Forest Products Inc.	10,158	481
*	Aegion Corp. Class A	19,248	475
	Cubic Corp.	10,627	474
	Federal Signal Corp.	31,919	470
	ArcBest Corp.	12,452	447
*	DXP Enterprises Inc.	5,429	435
*	Atlas Air Worldwide
	Holdings Inc.	12,806	428
*	Taser International Inc.	27,330	428
*	UTi Worldwide Inc.	46,549	427
*	Navigant Consulting Inc.	25,114	409
	John Bean
	Technologies Corp.	13,931	405
	Encore Wire Corp.	9,436	401
	AAON Inc.	21,279	397
	Astec Industries Inc.	9,547	397
	Titan International Inc.	27,125	393
	Quanex Building
	Products Corp.	19,037	344
	Insperity Inc.	11,597	342
*	Roadrunner Transportation
	Systems Inc.	12,830	323
*	Aerovironment Inc.	10,043	317
*	Engility Holdings Inc.	8,973	315
	Resources Connection Inc.	19,629	301
	Comfort Systems USA Inc.	19,065	290
	Griffon Corp.	22,129	276
	Aceto Corp.	13,817	266
	Powell Industries Inc.	4,727	249
*	American Woodmark Corp.	6,194	243
*	Lydall Inc.	8,625	239
	Celadon Group Inc.	11,188	234
*	Gibraltar Industries Inc.	14,662	233
	American Science
	& Engineering Inc.	4,026	233
	SkyWest Inc.	25,785	231
	Kelly Services Inc. Class A	13,803	231
	Viad Corp.	10,368	228
*	Veritiv Corp.	4,189	187
	Heidrick & Struggles
	International Inc.	8,162	177
*	PGT Inc.	15,965	167
	National Presto Industries Inc.	2,524	165
*	Orion Marine Group Inc.	13,899	141
	CDI Corp.	7,320	111
*	Vicor Corp.	9,220	76
			54,437
Information Technology (17.6%)
*	TriQuint Semiconductor Inc.	87,194	1,802
*	Cognex Corp.	41,984	1,762
*	Synaptics Inc.	18,350	1,507
	MAXIMUS Inc.	34,451	1,419
*	Tyler Technologies Inc.	14,784	1,317

16

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	Microsemi Corp.	48,342	1,288
*	ViaSat Inc.	21,723	1,237
*,^	GT Advanced
	Technologies Inc.	69,411	1,236
	Anixter International Inc.	13,637	1,217
	j2 Global Inc.	22,748	1,216
*	Manhattan Associates Inc.	38,573	1,114
	Littelfuse Inc.	11,454	1,053
*	Electronics For Imaging Inc.	23,706	1,044
*	Dealertrack Technologies Inc.	22,387	1,002
*	Sanmina Corp.	41,803	982
*	SYNNEX Corp.	13,962	974
*	Take-Two Interactive
	Software Inc.	40,475	952
	MKS Instruments Inc.	27,290	926
	Power Integrations Inc.	15,488	926
	Blackbaud Inc.	23,520	915
	Heartland Payment
	Systems Inc.	18,254	872
*	NetScout Systems Inc.	18,824	867
*	CACI International Inc.
	Class A	11,971	863
	Monolithic Power
	Systems Inc.	17,880	854
*	Coherent Inc.	12,695	818
*	Cardtronics Inc.	22,651	804
*	Cirrus Logic Inc.	31,583	764
	Tessera Technologies Inc.	24,480	724
*	Veeco Instruments Inc.	20,357	720
*	Plexus Corp.	17,257	711
*	Synchronoss
	Technologies Inc.	15,725	695
*	Benchmark Electronics Inc.	27,403	675
*	OSI Systems Inc.	9,563	667
*	Measurement Specialties Inc.	7,691	660
*	MicroStrategy Inc. Class A	4,617	641
*	comScore Inc.	16,455	630
	Methode Electronics Inc.	18,392	620
*	NETGEAR Inc.	18,625	619
*	Progress Software Corp.	26,071	604
	Monotype Imaging
	Holdings Inc.	20,195	594
*	Kulicke & Soffa
	Industries Inc.	39,053	574
	NIC Inc.	30,591	573
*	ScanSource Inc.	14,551	561
*	iGATE Corp.	14,991	561
*	Rogers Corp.	9,242	556
*	Insight Enterprises Inc.	20,880	548
	MTS Systems Corp.	7,684	546
*	Bottomline Technologies
	de Inc.	19,152	539
*	Cabot Microelectronics Corp.	12,261	526
*	FARO Technologies Inc.	8,762	508
*	LogMeIn Inc.	11,602	491

			Market
			Value
		Shares	($000)
	CSG Systems
	International Inc.	17,426	483
*	Diodes Inc.	18,631	474
*	Virtusa Corp.	13,314	453
*	Super Micro Computer Inc.	17,450	427
*	ExlService Holdings Inc.	15,668	427
*	Sykes Enterprises Inc.	19,788	414
*	QLogic Corp.	44,385	402
	Brooks Automation Inc.	34,196	388
*	Newport Corp.	20,398	385
*	II-VI Inc.	27,435	383
	Badger Meter Inc.	7,326	382
*	Advanced Energy
	Industries Inc.	19,202	370
*	Ultratech Inc.	14,205	367
*	Interactive Intelligence
	Group Inc.	8,301	355
	ManTech International Corp.
	Class A	12,169	353
*	Rofin-Sinar Technologies Inc.	14,166	339
*	Blucora Inc.	21,451	334
*	CalAmp Corp.	17,230	332
*	LivePerson Inc.	24,926	322
*	Harmonic Inc.	48,033	316
	Comtech
	Telecommunications Corp.	8,102	308
*	Perficient Inc.	17,652	304
	CTS Corp.	17,089	303
	Park Electrochemical Corp.	10,632	299
*	Checkpoint Systems Inc.	21,207	294
	Micrel Inc.	23,146	290
*	Ixia	28,442	274
*	Monster Worldwide Inc.	46,703	269
*	TeleTech Holdings Inc.	9,554	257
	Ebix Inc.	16,517	255
	Daktronics Inc.	19,352	255
*	Stamps.com Inc.	7,454	251
*	Tangoe Inc.	17,564	244
*	Fabrinet	14,979	243
*	Exar Corp.	24,210	241
	Forrester Research Inc.	6,160	239
	Epiq Systems Inc.	15,884	231
*	VASCO Data Security
	International Inc.	14,979	221
*	Digital River Inc.	14,184	217
*	TTM Technologies Inc.	27,746	212
*	DTS Inc.	8,686	208
*	Nanometrics Inc.	11,660	195
*	Mercury Systems Inc.	16,789	188
*	Liquidity Services Inc.	12,229	186
	Black Box Corp.	7,877	186
	Oplink Communications Inc.	8,694	168
*	Rudolph Technologies Inc.	16,898	163
*	CEVA Inc.	10,640	161
*	Dice Holdings Inc.	18,992	161

17

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	XO Group Inc.	12,817	150
	Cohu Inc.	11,809	145
*	Ciber Inc.	35,418	135
*	Kopin Corp.	31,282	124
	Bel Fuse Inc. Class B	5,149	121
*	Entropic Communications Inc.	44,855	118
*	Digi International Inc.	12,916	108
*	Procera Networks Inc.	10,466	108
*	DSP Group Inc.	11,451	103
*	Pericom Semiconductor Corp.	10,423	102
	Electro Scientific
	Industries Inc.	12,919	96
*	Agilysys Inc.	7,299	91
*	Rubicon Technology Inc.	11,999	75
*	QuinStreet Inc.	14,362	69
			60,348
Materials (6.4%)
	US Silica Holdings Inc.	27,358	1,965
*	KapStone Paper and
	Packaging Corp.	40,987	1,260
	HB Fuller Co.	25,495	1,199
*	Stillwater Mining Co.	60,969	1,132
*	SunCoke Energy Inc.	35,519	853
	Balchem Corp.	15,482	796
*	AK Steel Holding Corp.	69,711	761
	Kaiser Aluminum Corp.	9,161	738
*	Clearwater Paper Corp.	10,416	721
*	Flotek Industries Inc.	24,101	670
	Schweitzer-Mauduit
	International Inc.	15,562	667
	Globe Specialty Metals Inc.	32,208	662
*	Century Aluminum Co.	26,123	653
	Innophos Holdings Inc.	11,198	651
	A Schulman Inc.	14,894	578
*	Calgon Carbon Corp.	27,164	577
	PH Glatfelter Co.	22,015	549
	Quaker Chemical Corp.	6,735	525
*	Boise Cascade Co.	16,119	484
*	Headwaters Inc.	37,289	484
	Stepan Co.	9,706	469
	Neenah Paper Inc.	8,456	462
*	RTI International Metals Inc.	15,620	453
	OM Group Inc.	16,379	436
*	Intrepid Potash Inc.	28,178	432
*	LSB Industries Inc.	9,721	389
	Koppers Holdings Inc.	10,383	385
	Deltic Timber Corp.	5,724	379
*	Kraton Performance
	Polymers Inc.	16,812	342
	Materion Corp.	10,449	341
	Haynes International Inc.	6,302	312
	Myers Industries Inc.	13,436	265

			Market
			Value
		Shares	($000)
	Tredegar Corp.	12,708	264
	Wausau Paper Corp.	25,071	229
	Zep Inc.	11,573	184
	Hawkins Inc.	4,780	176
	American Vanguard Corp.	12,556	169
	FutureFuel Corp.	11,352	158
	Olympic Steel Inc.	4,620	111
*	AM Castle & Co.	8,660	85
			21,966
Telecommunication Services (0.6%)
	Consolidated
	Communications
	Holdings Inc.	19,245	469
*	Cincinnati Bell Inc.	106,248	390
*	8x8 Inc.	42,001	326
	Atlantic Tele-Network Inc.	5,136	301
*	General Communication Inc.
	Class A	16,146	182
	Spok Holdings Inc.	11,033	163
	Lumos Networks Corp.	9,305	136
	NTELOS Holdings Corp.	7,771	103
			2,070
Utilities (3.5%)
	Piedmont Natural Gas
	Co. Inc.	39,773	1,488
	Southwest Gas Corp.	23,667	1,236
	New Jersey Resources Corp.	21,445	1,120
	UIL Holdings Corp.	28,770	1,072
	Laclede Group Inc.	21,266	1,052
	Avista Corp.	30,171	979
	South Jersey Industries Inc.	16,747	970
	NorthWestern Corp.	19,879	960
	ALLETE Inc.	19,570	952
	El Paso Electric Co.	20,610	811
	American States Water Co.	19,789	639
	Northwest Natural Gas Co.	13,779	626
			11,905
Total Common Stocks
(Cost $292,400)			343,281

18

S&P Small-Cap 600 Index Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market Liquidity
Fund, 0.113%	422,001	422

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.080%, 9/24/14	100	100
Total Temporary Cash Investments
(Cost $522)		522
Total Investments (100.0%)
(Cost $292,922)		343,803
Other Assets and Liabilities (0.0%)
Other Assets		2,137
Liabilities[3]		(2,179)
		(42)
Net Assets (100%)		343,761

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	293,749
Undistributed Net Investment Income	2,243
Accumulated Net Realized Losses	(3,123)
Unrealized Appreciation (Depreciation)
Investment Securities	50,881
Futures Contracts	11
Net Assets	343,761

Institutional Shares—Net Assets
Applicable to 892,878 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	179,076
Net Asset Value Per Share—
Institutional Shares	$200.56

ETF Shares—Net Assets
Applicable to 1,650,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	164,685
Net Asset Value Per Share—
ETF Shares	$99.81

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $398,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and  0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $422,000 of collateral received for securities on loan.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P Small-Cap 600 Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	3,840
Interest[1]	1
Securities Lending	35
Total Income	3,876
Expenses
The Vanguard Group—Note B
Investment Advisory Services	50
Management and Administrative—Institutional Shares	4
Management and Administrative—ETF Shares	95
Marketing and Distribution—Institutional Shares	40
Marketing and Distribution—ETF Shares	29
Custodian Fees	93
Auditing Fees	21
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—ETF Shares	8
Total Expenses	342
Net Investment Income	3,534
Realized Net Gain (Loss)
Investment Securities Sold	32,657
Futures Contracts	(17)
Realized Net Gain (Loss)	32,640
Change in Unrealized Appreciation (Depreciation)
Investment Securities	10,637
Futures Contracts	46
Change in Unrealized Appreciation (Depreciation)	10,683
Net Increase (Decrease) in Net Assets Resulting from Operations	46,857
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,534	2,772
Realized Net Gain (Loss)	32,640	4,640
Change in Unrealized Appreciation (Depreciation)	10,683	35,077
Net Increase (Decrease) in Net Assets Resulting from Operations	46,857	42,489
Distributions
Net Investment Income
Institutional Shares	(1,594)	(1,617)
ETF Shares	(1,138)	(713)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(2,732)	(2,330)
Capital Share Transactions
Institutional Shares	960	23,397
ETF Shares	62,188	38,265
Net Increase (Decrease) from Capital Share Transactions	63,148	61,662
Total Increase (Decrease)	107,273	101,821
Net Assets
Beginning of Period	236,488	134,667
End of Period[1]	343,761	236,488
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,243,000 and $1,441,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares
				April 1,
				2011[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$170.71	$136.79	$118.12	$132.94
Investment Operations
Net Investment Income	2.049	2.131	1.558	.290
Net Realized and Unrealized Gain (Loss) on Investments	29.565	33.883	18.126	(15.110)
Total from Investment Operations	31.614	36.014	19.684	(14.820)
Distributions
Dividends from Net Investment Income	(1.764)	(2.094)	(1.014)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.764)	(2.094)	(1.014)	—
Net Asset Value, End of Period	$200.56	$170.71	$136.79	$118.12

Total Return	18.57%	26.65%	16.75%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$179	$152	$101	$73
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.17%	1.55%	1.35%	1.03%[2]
Portfolio Turnover Rate [3]	16%	12%	12%	42%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares
				Sept. 7,
				2010[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$84.98	$68.12	$58.84	$49.81
Investment Operations
Net Investment Income	. 976	1.024	.745	.605
Net Realized and Unrealized Gain (Loss) on Investments	14.697	16.854	9.012	8.785
Total from Investment Operations	15.673	17.878	9.757	9.390
Distributions
Dividends from Net Investment Income	(.843)	(1.018)	(.477)	(.360)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.843)	(1.018)	(.477)	(.360)
Net Asset Value, End of Period	$99.81	$84.98	$68.12	$58.84

Total Return	18.47%	26.57%	16.66%	18.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$165	$85	$34	$12
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.10%	1.48%	1.28%	0.96%[2]
Portfolio Turnover Rate [3]	16%	12%	12%	42%
1 Inception. 2 Annualized. 3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

24

S&P Small-Cap 600 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

25

S&P Small-Cap 600 Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $33,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	343,281	—	—
Temporary Cash Investments	422	100	—
Futures Contracts—Assets[1]	4	—	—
Total	343,707	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2014	6	704	11

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

26

S&P Small-Cap 600 Index Fund

During the year ended August 31, 2014, the fund realized $34,757,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $2,306,000 of ordinary income available for distribution. The fund had available capital losses totaling $3,064,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $292,982,000. Net unrealized appreciation of investment securities for tax purposes was $50,821,000, consisting of unrealized gains of $58,557,000 on securities that had risen in value since their purchase and $7,736,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2014, the fund purchased $247,076,000 of investment securities and sold $182,061,000 of investment securities, other than temporary cash investments. Purchases and sales include $199,165,000 and $129,530,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	32,633	170	50,427	318
Issued in Lieu of Cash Distributions	1,594	8	1,594	11
Redeemed	(33,267)	(173)	(28,624)	(177)
Net Increase (Decrease)—Institutional Shares	960	5	23,397	152
ETF Shares
Issued	198,190	2,050	41,757	550
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(136,002)	(1,400)	(3,492)	(50)
Net Increase (Decrease) —ETF Shares	62,188	650	38,265	500

At August 31, 2014, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

27

S&P Small-Cap 600 Value Index Fund

Fund Profile
As of August 31, 2014

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Value	FA
	Fund	Index	Index
Number of Stocks	447	445	3,709
Median Market Cap	$1.5B	$1.5B	$48.0B
Price/Earnings Ratio	26.1x	26.1x	20.7x
Price/Book Ratio	1.8x	1.8x	2.7x
Return on Equity	9.8%	9.8%	17.8%
Earnings Growth
Rate	7.6%	7.6%	15.3%
Dividend Yield	1.6%	1.6%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	32%	—	—
Ticker Symbol	VIOV	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	1.34%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Value	FA
	Fund	Index	Index
Consumer Discretionary 13.0%		13.0%	12.6%
Consumer Staples	4.3	4.3	8.1
Energy	5.3	5.3	9.7
Financials	22.5	22.5	17.3
Health Care	8.3	8.3	13.3
Industrials	17.2	17.2	11.2
Information Technology 15.3		15.3	18.6
Materials	7.0	7.0	3.9
Telecommunication
Services	0.7	0.7	2.2
Utilities	6.4	6.4	3.1

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Value	Market
	Index	FA Index
R-Squared	1.00	0.91
Beta	1.00	1.24
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Centene Corp.	Managed Health
	Care	1.3%
TriQuint Semiconductor
Inc.	Semiconductors	1.0
Curtiss-Wright Corp.	Aerospace &
	Defense	1.0
TreeHouse Foods Inc.	Packaged Foods &
	Meats	0.9
EPR Properties	Specialized REITs	0.8
Piedmont Natural Gas
Co. Inc.	Gas Utilities	0.8
EMCOR Group Inc.	Construction &
	Engineering	0.8
Exterran Holdings Inc.	Oil & Gas Equipment
	& Services	0.8
ProAssurance Corp.	Property & Casualty
	Insurance	0.8
Geo Group Inc.	Specialized REITs	0.8
Top Ten		9.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 23, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratio was 0.20%.

28

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment
	S&P Small-Cap 600 Value Index
	Fund*ETF Shares Net Asset Value	20.64%	20.00%	$20,661
	S&P Small-Cap 600 Value Index
	Fund*ETF Shares Market Price	20.53	19.97	20,644
••••••••	S&P SmallCap 600 Value Index	20.92	20.23	20,822
– – – –	Small-Cap Value Funds Average	19.06	17.62	19,078
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	19.19	20,114
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

29

S&P Small-Cap 600 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Market Price	20.53%	106.44%
S&P Small-Cap 600 Value Index Fund ETF Shares
Net Asset Value	20.64	106.61
S&P SmallCap 600 Value Index	20.92	108.22
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		25.27%	21.25%
Net Asset Value		25.13	21.24

30

S&P Small-Cap 600 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (13.0%)
*	Skechers U.S.A. Inc. Class A	10,289	601
*	Genesco Inc.	6,257	496
*	Marriott Vacations
	Worldwide Corp.	7,728	461
	Group 1 Automotive Inc.	5,497	441
*	Meritage Homes Corp.	9,594	396
	Finish Line Inc. Class A	12,593	373
*	Crocs Inc.	22,843	353
*	Standard Pacific Corp.	39,330	329
	Men’s Wearhouse Inc.	6,067	328
	Brown Shoe Co. Inc.	10,828	323
*	Vitamin Shoppe Inc.	8,022	314
	Children’s Place Inc.	5,701	306
	Pool Corp.	5,395	306
	Cracker Barrel Old Country
	Store Inc.	2,923	293
	Jack in the Box Inc.	4,905	292
*	BJ’s Restaurants Inc.	6,534	244
	Scholastic Corp.	6,808	239
	Cato Corp. Class A	6,727	233
*	Barnes & Noble Inc.	9,686	231
	Sonic Automotive Inc.
	Class A	8,919	220
	Buckle Inc.	4,387	216
	DineEquity Inc.	2,587	215
	Matthews International Corp.
	Class A	4,616	213
*	Select Comfort Corp.	9,194	206
*	G-III Apparel Group Ltd.	2,145	177
	Ryland Group Inc.	4,644	172
*	Strayer Education Inc.	2,831	172
	Regis Corp.	11,372	172
	Ethan Allen Interiors Inc.	6,785	171
*	FTD Cos. Inc.	4,933	163
*	Helen of Troy Ltd.	2,738	159
*	Pep Boys-Manny Moe
	& Jack	13,905	155
	Callaway Golf Co.	20,207	154

			Market
			Value
		Shares	($000)
	Bob Evans Farms Inc.	3,537	154
	Monro Muffler Brake Inc.	2,889	150
*	Hibbett Sports Inc.	3,201	145
*	M/I Homes Inc.	6,388	145
	Stage Stores Inc.	8,262	144
*	Biglari Holdings Inc.	373	134
	Fred’s Inc. Class A	8,934	127
	Superior Industries
	International Inc.	6,007	117
*	iRobot Corp.	3,303	107
*	Outerwall Inc.	1,809	107
*	Boyd Gaming Corp.	9,875	105
	Interval Leisure Group Inc.	4,684	101
	Standard Motor Products Inc.	2,627	99
*	Quiksilver Inc.	33,892	99
*	Tuesday Morning Corp.	5,550	98
*	Ruby Tuesday Inc.	15,096	93
	Stein Mart Inc.	7,331	91
*	Christopher & Banks Corp.	9,491	91
	Marcus Corp.	4,720	86
*	Aeropostale Inc.	20,507	86
	Oxford Industries Inc.	1,401	86
*	Career Education Corp.	15,095	83
	Harte-Hanks Inc.	11,469	80
*	Zumiez Inc.	2,325	75
*	Perry Ellis International Inc.	3,249	65
	Haverty Furniture Cos. Inc.	2,722	63
	Universal Technical
	Institute Inc.	5,538	62
	Nutrisystem Inc.	3,432	56
*	Sizmek Inc.	6,015	53
*	VOXX International Corp.
	Class A	5,170	51
	Big 5 Sporting Goods Corp.	4,670	48
	PetMed Express Inc.	3,209	45
*	Blue Nile Inc.	1,349	38
*	ITT Educational Services Inc.	2,198	19
*	Biglari Holdings Inc. Rights
	Exp. 09/12/2014	420	9
			12,236

31

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
Consumer Staples (4.3%)
*	TreeHouse Foods Inc.	10,718	884
	Sanderson Farms Inc.	5,297	494
	Snyder’s-Lance Inc.	12,805	349
	Casey’s General Stores Inc.	4,721	338
	Cal-Maine Foods Inc.	3,914	310
*	Darling Ingredients Inc.	15,037	290
	SpartanNash Co.	9,843	212
	B&G Foods Inc.	6,998	211
	Andersons Inc.	3,040	209
	J&J Snack Foods Corp.	2,091	198
*	Medifast Inc.	3,154	106
*	Central Garden and Pet Co.
	Class A	11,190	101
*	Diamond Foods Inc.	2,978	82
*	Annie’s Inc.	2,496	80
	Calavo Growers Inc.	2,023	79
*	Seneca Foods Corp. Class A	1,859	56
*	Alliance One
	International Inc.	21,501	48
			4,047
Energy (5.3%)
	Exterran Holdings Inc.	15,478	722
*	SEACOR Holdings Inc.	5,005	408
	Bristow Group Inc.	5,293	386
*	Hornbeck Offshore
	Services Inc.	8,515	372
	Green Plains Inc.	8,201	366
*	PDC Energy Inc.	4,944	297
	Comstock Resources Inc.	11,614	283
*	Pioneer Energy
	Services Corp.	16,355	252
*	Cloud Peak Energy Inc.	15,880	249
*	TETRA Technologies Inc.	20,567	243
	Arch Coal Inc.	55,305	169
*	Approach Resources Inc.	9,246	165
*	Contango Oil & Gas Co.	4,037	160
	Gulfmark Offshore Inc.	3,644	147
*	Paragon Offshore plc	15,720	147
*	Penn Virginia Corp.	9,145	137
*	Swift Energy Co.	11,445	130
*	Basic Energy Services Inc.	4,285	104
*	PetroQuest Energy Inc.	10,452	70
*	ION Geophysical Corp.	20,036	69
	Gulf Island Fabrication Inc.	3,217	68
*	Forest Oil Corp.	18,698	30
			4,974
Financials (22.5%)
	EPR Properties	13,944	794
	ProAssurance Corp.	15,489	716
	Geo Group Inc.	18,932	708
	Cousins Properties Inc.	52,507	666
	Healthcare Realty Trust Inc.	25,054	625

			Market
			Value
		Shares	($000)
	Wintrust Financial Corp.	12,142	565
*	Kite Realty Group Trust	21,694	558
	United Bankshares Inc.	16,399	540
	FNB Corp.	43,404	536
	Susquehanna
	Bancshares Inc.	48,950	505
	Post Properties Inc.	9,074	499
	Tanger Factory Outlet
	Centers Inc.	12,505	437
	Government Properties
	Income Trust	17,803	428
	Lexington Realty Trust	35,843	390
	Sovran Self Storage Inc.	4,900	379
	Pennsylvania REIT	17,940	362
	Selective Insurance
	Group Inc.	14,672	352
*	Stifel Financial Corp.	7,310	350
	DiamondRock Hospitality Co.	25,537	340
	Capstead Mortgage Corp.	24,997	330
	Cash America
	International Inc.	7,342	328
	Horace Mann
	Educators Corp.	10,632	317
	Northwest Bancshares Inc.	24,669	311
	Interactive Brokers
	Group Inc.	12,538	294
	EastGroup Properties Inc.	4,487	291
	UMB Financial Corp.	5,013	289
	Chesapeake Lodging Trust	9,274	286
	Acadia Realty Trust	9,887	285
	Education Realty Trust Inc.	25,563	278
	Franklin Street
	Properties Corp.	22,718	276
	NBT Bancorp Inc.	11,406	274
	Sterling Bancorp	20,516	260
	First Financial Bancorp	15,040	250
	Provident Financial
	Services Inc.	14,037	239
	Parkway Properties Inc.	11,304	235
	LTC Properties Inc.	5,634	231
	Independent Bank Corp.	6,237	230
*	Piper Jaffray Cos.	4,245	226
	PS Business Parks Inc.	2,578	210
	Medical Properties Trust Inc.	14,846	209
	Community Bank System Inc.	5,831	206
	Infinity Property
	& Casualty Corp.	3,000	205
	Banner Corp.	5,101	201
	RLI Corp.	4,392	196
	CVB Financial Corp.	12,528	195
	S&T Bancorp Inc.	7,745	193
	Associated Estates
	Realty Corp.	10,052	186
	Safety Insurance Group Inc.	3,345	185
*	Navigators Group Inc.	2,786	179

32

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
	Stewart Information
	Services Corp.	5,458	176
	National Penn
	Bancshares Inc.	17,119	171
	Hanmi Financial Corp.	8,285	170
	Simmons First National Corp.
	Class A	4,261	170
	Brookline Bancorp Inc.	18,402	168
	United Fire Group Inc.	5,627	165
	Old National Bancorp	12,260	160
	American Assets Trust Inc.	4,551	159
	Greenhill & Co. Inc.	3,193	157
*	Ezcorp Inc. Class A	14,160	151
	FXCM Inc. Class A	9,927	144
	ViewPoint Financial
	Group Inc.	5,509	143
	Tompkins Financial Corp.	3,104	142
	Getty Realty Corp.	6,970	131
	Dime Community
	Bancshares Inc.	7,695	119
	Cedar Realty Trust Inc.	17,790	115
	Agree Realty Corp.	3,896	115
	Columbia Banking
	System Inc.	4,261	111
	TrustCo Bank Corp. NY	15,563	109
	First Commonwealth
	Financial Corp.	11,051	98
	City Holding Co.	2,176	93
	Urstadt Biddle Properties Inc.
	Class A	4,326	92
*	First BanCorp	17,541	91
	Cardinal Financial Corp.	4,842	87
	Saul Centers Inc.	1,697	85
*	Green Dot Corp. Class A	4,291	81
*	World Acceptance Corp.	994	78
	Meadowbrook Insurance
	Group Inc.	12,127	75
	Inland Real Estate Corp.	6,794	71
	Calamos Asset Management
	Inc. Class A	4,968	64
	Universal Health Realty
	Income Trust	1,449	64
*	Investment Technology
	Group Inc.	3,665	62
	AMERISAFE Inc.	1,506	57
*	SWS Group Inc.	7,591	57
	Bank Mutual Corp.	4,254	28
	Universal Insurance
	Holdings Inc.	1,883	26
			21,130
Health Care (8.3%)
*	Centene Corp.	15,048	1,176
	Chemed Corp.	4,576	483
*	Impax Laboratories Inc.	17,002	419
*	Magellan Health Inc.	7,193	402

			Market
			Value
		Shares	($000)
*	Molina Healthcare Inc.	7,486	358
*	PAREXEL International Corp.	6,235	352
	Kindred Healthcare Inc.	16,649	344
*	Haemonetics Corp.	7,869	281
	CONMED Corp.	7,105	281
*	ICU Medical Inc.	3,532	221
*	PharMerica Corp.	7,827	195
*	AMN Healthcare
	Services Inc.	12,118	183
*	Integra LifeSciences
	Holdings Corp.	3,664	183
*	Amedisys Inc.	8,567	179
*	Amsurg Corp.	3,254	175
*	Healthways Inc.	9,189	160
	Abaxis Inc.	2,920	139
*	Merit Medical Systems Inc.	10,633	133
*	MedAssets Inc.	5,728	132
	Analogic Corp.	1,709	123
*	Greatbatch Inc.	2,658	121
*	Emergent Biosolutions Inc.	4,779	119
*	Hanger Inc.	5,245	118
	Invacare Corp.	7,559	116
*	Bio-Reference
	Laboratories Inc.	3,661	106
	Meridian Bioscience Inc.	4,994	98
*	Sagent Pharmaceuticals Inc.	3,390	94
*	Luminex Corp.	4,825	91
*	Symmetry Medical Inc.	9,769	90
*	Affymetrix Inc.	9,883	86
*	Gentiva Health Services Inc.	4,721	85
	Quality Systems Inc.	5,374	84
*	LHC Group Inc.	3,208	83
*	Momenta
	Pharmaceuticals Inc.	6,545	77
	Computer Programs
	& Systems Inc.	1,231	76
*	Depomed Inc.	4,849	74
*	Providence Service Corp.	1,601	73
*	Almost Family Inc.	2,197	62
	Ensign Group Inc.	1,753	61
*	Cross Country
	Healthcare Inc.	7,073	56
	Landauer Inc.	1,350	49
*	Cynosure Inc. Class A	1,763	40
*	Albany Molecular
	Research Inc.	1,151	23
			7,801
Industrials (17.2%)
	Curtiss-Wright Corp.	12,571	903
	EMCOR Group Inc.	17,552	758
	Applied Industrial
	Technologies Inc.	10,898	531
	Mueller Industries Inc.	14,793	432
	Tetra Tech Inc.	16,948	432
*	Teledyne Technologies Inc.	4,407	428

33

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
	United Stationers Inc.	10,277	418
	Actuant Corp. Class A	11,860	400
*	Hub Group Inc. Class A	9,086	395
*	Korn/Ferry International	12,977	393
	Toro Co.	5,958	367
	ABM Industries Inc.	13,593	362
	Brink’s Co.	12,643	346
*	Moog Inc. Class A	4,530	321
	Matson Inc.	11,218	303
	Kaman Corp.	7,150	291
	AAR Corp.	10,313	286
	Watts Water Technologies
	Inc. Class A	4,389	278
	General Cable Corp.	12,701	273
*	EnPro Industries Inc.	3,876	263
	ESCO Technologies Inc.	6,919	249
	Standex International Corp.	3,333	249
	Universal Forest Products Inc.	5,234	248
	Briggs & Stratton Corp.	12,197	246
*	Aegion Corp. Class A	9,916	244
	Cubic Corp.	5,455	243
	Knight Transportation Inc.	9,494	241
	UniFirst Corp.	2,428	235
*	Orbital Sciences Corp.	8,696	233
	Healthcare Services
	Group Inc.	8,067	220
*	Atlas Air Worldwide
	Holdings Inc.	6,588	220
*	UTi Worldwide Inc.	23,938	220
	Simpson Manufacturing
	Co. Inc.	6,762	218
	Brady Corp. Class A	7,933	211
	Astec Industries Inc.	4,895	203
	Titan International Inc.	13,984	203
	Forward Air Corp.	4,233	196
	Barnes Group Inc.	5,162	177
	Quanex Building
	Products Corp.	9,777	177
	Insperity Inc.	5,923	175
	Albany International Corp.	4,435	167
*	Engility Holdings Inc.	4,575	161
	Heartland Express Inc.	6,640	156
	Resources Connection Inc.	10,120	155
	Interface Inc. Class A	8,990	153
	G&K Services Inc. Class A	2,602	145
	Franklin Electric Co. Inc.	3,769	143
	Griffon Corp.	11,378	142
	Lindsay Corp.	1,779	138
	Tennant Co.	1,732	121
*	Gibraltar Industries Inc.	7,555	120
*	WageWorks Inc.	2,911	120
	SkyWest Inc.	13,304	119
	Kelly Services Inc. Class A	7,119	119
	Viad Corp.	5,334	117
	ArcBest Corp.	3,123	112

			Market
			Value
		Shares	($000)
*	TrueBlue Inc.	3,759	102
*	Aerovironment Inc.	3,150	99
	Exponent Inc.	1,333	97
	Heidrick & Struggles
	International Inc.	4,221	91
	Celadon Group Inc.	4,336	91
	John Bean Technologies Corp.	2,996	87
*	Navigant Consulting Inc.	5,259	86
	National Presto Industries Inc.	1,282	84
	American Science
	& Engineering Inc.	1,359	79
*	Orion Marine Group Inc.	7,158	72
	Encore Wire Corp.	1,560	66
	Comfort Systems USA Inc.	4,320	66
	Powell Industries Inc.	1,184	62
*	American Woodmark Corp.	1,523	60
*	Roadrunner Transportation
	Systems Inc.	2,315	58
*	Veritiv Corp.	1,299	58
	CDI Corp.	3,754	57
*	Lydall Inc.	2,042	57
	Aceto Corp.	1,396	27
*	Vicor Corp.	2,377	19
			16,194
Information Technology (15.3%)
*	TriQuint Semiconductor Inc.	44,696	924
	Anixter International Inc.	6,989	624
*	Sanmina Corp.	21,476	504
*	SYNNEX Corp.	7,141	498
	MKS Instruments Inc.	13,969	474
*	CACI International Inc.
	Class A	6,129	442
*	Veeco Instruments Inc.	10,449	370
*	Plexus Corp.	8,852	365
*	Benchmark Electronics Inc.	14,072	347
*	NETGEAR Inc.	9,531	317
*	Take-Two Interactive
	Software Inc.	13,240	311
*	Kulicke & Soffa Industries Inc.	19,960	293
*	ScanSource Inc.	7,433	287
*	Insight Enterprises Inc.	10,688	280
*	GT Advanced
	Technologies Inc.	15,665	279
*	Microsemi Corp.	9,901	264
	Littelfuse Inc.	2,816	259
*	Diodes Inc.	9,513	242
*	ViaSat Inc.	4,123	235
*	Cirrus Logic Inc.	9,554	231
*	NetScout Systems Inc.	5,012	231
	Tessera Technologies Inc.	7,398	219
*	Super Micro Computer Inc.	8,914	218
*	QLogic Corp.	22,764	206
	Monolithic Power
	Systems Inc.	4,303	206

34

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
	Heartland Payment
	Systems Inc.	4,296	205
	Brooks Automation Inc.	17,412	197
*	II-VI Inc.	14,043	196
*	OSI Systems Inc.	2,693	188
	Power Integrations Inc.	3,099	185
*	Coherent Inc.	2,859	184
	ManTech International Corp.
	Class A	6,208	180
*	Rofin-Sinar Technologies Inc.	7,306	175
*	Progress Software Corp.	7,497	174
	Comtech
	Telecommunications Corp.	4,189	159
*	Cabot Microelectronics Corp.	3,706	159
	Park Electrochemical Corp.	5,439	153
*	Checkpoint Systems Inc.	10,852	150
	Micrel Inc.	11,799	148
*	Rogers Corp.	2,413	145
*	Bottomline Technologies
	de Inc.	5,012	141
*	Monster Worldwide Inc.	23,700	137
	Ebix Inc.	8,424	130
*	Ultratech Inc.	4,832	125
*	ExlService Holdings Inc.	4,329	118
*	VASCO Data Security
	International Inc.	7,659	113
*	Newport Corp.	5,934	112
*	TTM Technologies Inc.	14,317	110
	Badger Meter Inc.	1,994	104
*	Sykes Enterprises Inc.	4,893	102
*	Mercury Systems Inc.	8,684	97
	Black Box Corp.	4,061	96
*	Liquidity Services Inc.	6,262	95
	CSG Systems
	International Inc.	3,380	94
*	LivePerson Inc.	7,076	91
*	Fabrinet	5,551	90
	Oplink Communications Inc.	4,500	87
*	Rudolph Technologies Inc.	8,651	84
	Cohu Inc.	6,117	75
*	Tangoe Inc.	5,311	74
*	TeleTech Holdings Inc.	2,699	72
*	Ciber Inc.	17,960	69
*	Ixia	7,077	68
*	Digital River Inc.	4,194	64
	CTS Corp.	3,522	62
*	Nanometrics Inc.	3,716	62
	Bel Fuse Inc. Class B	2,614	62
*	Exar Corp.	5,919	59
*	CEVA Inc.	3,656	55
*	Digi International Inc.	6,606	55
	Forrester Research Inc.	1,408	55
*	Pericom Semiconductor Corp.	5,238	51
*	DTS Inc.	2,073	50
*	Kopin Corp.	10,386	41

			Market
			Value
		Shares	($000)
*	Entropic Communications Inc.	15,146	40
*	Rubicon Technology Inc.	6,108	38
	Epiq Systems Inc.	2,426	35
	Electro Scientific
	Industries Inc.	4,607	34
*	Procera Networks Inc.	3,121	32
*	Dice Holdings Inc.	3,730	32
*	DSP Group Inc.	3,213	29
*	QuinStreet Inc.	5,007	24
*	Agilysys Inc.	1,527	19
			14,407
Materials (7.0%)
	Kaiser Aluminum Corp.	4,706	379
*	Clearwater Paper Corp.	5,330	369
*	Stillwater Mining Co.	19,699	366
*	Century Aluminum Co.	13,442	336
	Innophos Holdings Inc.	5,727	333
	A Schulman Inc.	7,624	296
	PH Glatfelter Co.	11,225	280
*	AK Steel Holding Corp.	23,186	253
*	Boise Cascade Co.	8,230	247
	Stepan Co.	4,954	239
	Neenah Paper Inc.	4,321	236
*	SunCoke Energy Inc.	9,651	232
	OM Group Inc.	8,367	223
*	Intrepid Potash Inc.	14,496	222
	Schweitzer-Mauduit
	International Inc.	4,685	201
*	LSB Industries Inc.	4,991	200
	Koppers Holdings Inc.	5,334	198
	Globe Specialty Metals Inc.	8,931	183
	Materion Corp.	5,367	175
*	Kraton Performance
	Polymers Inc.	8,542	174
	Haynes International Inc.	3,230	160
	Tredegar Corp.	6,579	137
*	Calgon Carbon Corp.	6,380	135
	Quaker Chemical Corp.	1,622	126
*	Headwaters Inc.	9,176	119
	Wausau Paper Corp.	12,996	118
	Deltic Timber Corp.	1,690	112
	Zep Inc.	5,982	95
	Hawkins Inc.	2,460	91
*	RTI International Metals Inc.	3,038	88
	Myers Industries Inc.	3,834	76
	Olympic Steel Inc.	2,368	57
*	AM Castle & Co.	4,448	44
	FutureFuel Corp.	2,361	33
			6,533
Telecommunication Services (0.7%)
*	Cincinnati Bell Inc.	54,561	200
	Atlantic Tele-Network Inc.	2,618	153
	Consolidated Communications
	Holdings Inc.	5,668	138

35

S&P Small-Cap 600 Value Index Fund

		Market
		Value
	Shares	($000)
Spok Holdings Inc.	5,655	84
* General Communication Inc.
Class A	3,798	43
NTELOS Holdings Corp.	2,486	33
		651
Utilities (6.4%)
Piedmont Natural Gas
Co. Inc.	20,389	763
Southwest Gas Corp.	12,131	633
New Jersey Resources Corp.	10,992	574
UIL Holdings Corp.	14,748	549
Laclede Group Inc.	10,902	539
Avista Corp.	15,467	502
South Jersey Industries Inc.	8,604	499
NorthWestern Corp.	10,211	493
ALLETE Inc.	10,057	489
El Paso Electric Co.	10,559	415
Northwest Natural Gas Co.	7,073	322
American States Water Co.	5,963	193
		5,971
Total Common Stocks
(Cost $92,846)		93,944
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity
Fund, 0.113%
(Cost $88)	87,692	88
Total Investments (100.1%)
(Cost $92,934)		94,032
Other Assets and Liabilities (-0.1%)
Other Assets		119
Liabilities		(168)
		(49)
ETF Shares—Net Assets (100%)
Applicable to 950,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		93,983
Net Asset Value Per Share—
ETF Shares		$98.93

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	93,315
Undistributed Net Investment Income	661
Accumulated Net Realized Losses	(1,091)
Unrealized Appreciation (Depreciation)	1,098
Net Assets	93,983

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P Small-Cap 600 Value Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	999
Total Income	999
Expenses
The Vanguard Group—Note B
Management and Administrative	76
Custodian Fees	22
Auditing Fees	21
Shareholders’ Reports	4
Total Expenses	123
Net Investment Income	876
Realized Net Gain (Loss)
Investment Securities Sold	10,561
Futures Contracts	4
Realized Net Gain (Loss)	10,565
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,019)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,422

See accompanying Notes, which are an integral part of the Financial Statements.

37

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	876	374
Realized Net Gain (Loss)	10,565	2,295
Change in Unrealized Appreciation (Depreciation)	(3,019)	2,191
Net Increase (Decrease) in Net Assets Resulting from Operations	8,422	4,860
Distributions
Net Investment Income	(522)	(227)
Realized Capital Gain	—	—
Total Distributions	(522)	(227)
Capital Share Transactions
Issued	133,752	14,888
Issued in Lieu of Cash Distributions	—	—
Redeemed	(76,636)	(7,001)
Net Increase (Decrease) from Capital Share Transactions	57,116	7,887
Total Increase (Decrease)	65,016	12,520
Net Assets
Beginning of Period	28,967	16,447
End of Period[1]	93,983	28,967
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $661,000 and $307,000.

See accompanying Notes, which are an integral part of the Financial Statements.

38

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares
				Sept. 7,
				2010[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$82.76	$65.79	$56.68	$49.79
Investment Operations
Net Investment Income	1.355 [2]	1.146	.960	.741
Net Realized and Unrealized Gain (Loss) on Investments	15.685	16.731	8.801	6.519
Total from Investment Operations	17.040	17.877	9.761	7.260
Distributions
Dividends from Net Investment Income	(.870)	(. 907)	(. 651)	(. 370)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.870)	(. 907)	(. 651)	(. 370)
Net Asset Value, End of Period	$98.93	$82.76	$65.79	$56.68

Total Return	20.64%	27.45%	17.33%	14.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$94	$29	$16	$14
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	1.43%	1.73%	1.56%	1.32%[3]
Portfolio Turnover Rate [4]	32%	37%	29%	70%
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

39

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. During the year ended August 31, 2014, there were no investors in the Institutional share class. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2014.

40

S&P Small-Cap 600 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital of $8,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

41

S&P Small-Cap 600 Value Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $10,736,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $661,000 of ordinary income available for distribution. The fund had available capital losses totaling $1,091,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $92,934,000. Net unrealized appreciation of investment securities for tax purposes was $1,098,000, consisting of unrealized gains of $4,397,000 on securities that had risen in value since their purchase and $3,299,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $153,118,000 of investment securities and sold $95,679,000 of investment securities, other than temporary cash investments. Purchases and sales include $133,525,000 and $76,004,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital shares issued and redeemed were:

	Year Ended August 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	1,400	200
Issued in Lieu of Cash Distributions	—	—
Redeemed	(800)	(100)
Net Increase (Decrease) in Shares Outstanding	600	100

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

42

S&P Small-Cap 600 Growth Index Fund

Fund Profile
As of August 31, 2014

Portfolio Characteristics
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Growth	FA
	Fund	Index	Index
Number of Stocks	363	363	3,709
Median Market Cap	$1.7B	$1.7B	$48.0B
Price/Earnings Ratio	27.1x	27.1x	20.7x
Price/Book Ratio	2.9x	2.9x	2.7x
Return on Equity	14.1%	14.1%	17.8%
Earnings Growth
Rate	19.2%	19.2%	15.3%
Dividend Yield	0.9%	0.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	44%	—	—
Ticker Symbol	VIOG	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	0.67%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P	U.S.
		SmallCap	Total
		600	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 15.2%		15.2%	12.6%
Consumer Staples	3.2	3.2	8.1
Energy	4.9	4.9	9.7
Financials	21.2	21.2	17.3
Health Care	14.6	14.6	13.3
Industrials	14.3	14.3	11.2
Information Technology	20.1	20.1	18.6
Materials	5.8	5.8	3.9
Telecommunication
Services	0.5	0.5	2.2
Utilities	0.2	0.2	3.1

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Growth	Market
	Index	FA Index
R-Squared	1.00	0.87
Beta	1.00	1.17
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
US Silica Holdings Inc.	Diversified Metals &
	Mining	1.2%
Cognex Corp.	Electronic Equipment
	& Instruments	1.1
West Pharmaceutical
Services Inc.	Health Care Supplies	1.0
EnerSys	Electrical
	Components &
	Equipment	1.0
Synaptics Inc.	Semiconductors	0.9
Portfolio Recovery
Associates Inc.	Consumer Finance	0.9
Akorn Inc.	Pharmaceuticals	0.9
Buffalo Wild Wings Inc.	Restaurants	0.9
MAXIMUS Inc.	Data Processing &
	Outsourced Services	0.9
Wolverine World Wide
Inc.	Footwear	0.9
Top Ten		9.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 23, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2014, the expense ratio was 0.20%.

43

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2014
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/7/2010)	Investment
	S&P Small-Cap 600 Growth Index
	Fund*ETF Shares Net Asset Value	16.07%	20.34%	$20,898
	S&P Small-Cap 600 Growth Index
	Fund*ETF Shares Market Price	15.92	20.32	20,880
••••••••	S&P SmallCap 600 Growth Index	16.33	20.57	21,057
– – – –	Small-Cap Growth Funds Average	14.11	17.63	19,088
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	24.68	19.19	20,114
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.
44

S&P Small-Cap 600 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2014
		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Market Price	15.92%	108.80%
S&P Small-Cap 600 Growth Index Fund ETF Shares
Net Asset Value	16.07	108.98
S&P SmallCap 600 Growth Index	16.33	110.57
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2014

Average Annual Total Returns: Periods Ended June 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		25.48%	22.04%
Net Asset Value		25.34	22.04

45

S&P Small-Cap 600 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (15.2%)
*	Buffalo Wild Wings Inc.	3,656	540
	Wolverine World Wide Inc.	19,616	521
*	Iconix Brand Group Inc.	9,417	392
	Lithia Motors Inc. Class A	4,395	384
*	Steven Madden Ltd.	11,145	379
	Texas Roadhouse Inc.
	Class A	11,453	305
*	Lumber Liquidators
	Holdings Inc.	5,303	303
*	Pinnacle Entertainment Inc.	11,518	288
	Pool Corp.	4,690	266
*	Dorman Products Inc.	5,854	262
	Cracker Barrel Old Country
	Store Inc.	2,440	245
	Jack in the Box Inc.	4,100	244
	Papa John’s International Inc.	5,900	234
	Men’s Wearhouse Inc.	4,313	233
	La-Z-Boy Inc.	10,112	216
	Ryland Group Inc.	5,618	208
*	Sonic Corp.	9,764	206
	Drew Industries Inc.	4,288	190
	Sturm Ruger & Co. Inc.	3,747	189
	Monro Muffler Brake Inc.	3,643	189
*	Helen of Troy Ltd.	3,167	184
*	Universal Electronics Inc.	3,081	168
*	Multimedia Games
	Holding Co. Inc.	5,716	159
*	G-III Apparel Group Ltd.	1,867	154
*	Outerwall Inc.	2,605	154
	Capella Education Co.	2,119	138
*	Red Robin Gourmet
	Burgers Inc.	2,519	134
*	Winnebago Industries Inc.	5,275	131
	Movado Group Inc.	3,467	129
*	Hibbett Sports Inc.	2,579	117
*	Francesca’s Holdings Corp.	8,175	114
*	EW Scripps Co. Class A	5,867	111
	Oxford Industries Inc.	1,767	108

			Market
			Value
		Shares	($000)
	Buckle Inc.	2,174	107
*	iRobot Corp.	3,254	106
	Matthews International Corp.
	Class A	2,283	105
*	American Public
	Education Inc.	3,386	103
	DineEquity Inc.	1,229	102
*	Scientific Games Corp.
	Class A	9,301	94
	Bob Evans Farms Inc.	2,152	93
	Arctic Cat Inc.	2,498	93
	Interval Leisure Group Inc.	4,242	92
*	MarineMax Inc.	4,801	83
*	Select Comfort Corp.	3,678	82
*	Boyd Gaming Corp.	7,345	78
	Ruth’s Hospitality Group Inc.	6,976	78
*	Zumiez Inc.	2,382	77
	Standard Motor Products Inc.	2,032	76
*	Tuesday Morning Corp.	3,114	55
*	Kirkland’s Inc.	2,915	52
	Nutrisystem Inc.	3,001	49
	Haverty Furniture Cos. Inc.	1,868	44
*	Blue Nile Inc.	1,337	38
*	Monarch Casino & Resort Inc.	1,878	24
	PetMed Express Inc.	1,515	21
*	ITT Educational Services Inc.	1,871	16
			9,263
Consumer Staples (3.2%)
*	Darling Ingredients Inc.	20,690	399
*	Boston Beer Co. Inc. Class A	1,715	379
	Casey’s General Stores Inc.	3,941	283
	Andersons Inc.	2,874	198
	WD-40 Co.	2,726	187
	B&G Foods Inc.	5,195	157
	J&J Snack Foods Corp.	1,272	121
	Inter Parfums Inc.	3,295	100
*	Diamond Foods Inc.	2,043	56
*	Annie’s Inc.	1,452	46
	Calavo Growers Inc.	1,182	46
			1,972

46

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
Energy (4.9%)
*	Carrizo Oil & Gas Inc.	8,007	502
*	Stone Energy Corp.	10,718	377
*	C&J Energy Services Inc.	8,888	255
	Bristow Group Inc.	2,956	216
*	Newpark Resources Inc.	16,391	202
*	PDC Energy Inc.	3,249	195
*	Northern Oil and Gas Inc.	10,843	183
*	Synergy Resources Corp.	12,366	166
*	Matrix Service Co.	5,115	144
	Tesco Corp.	6,213	132
*	Penn Virginia Corp.	7,059	106
*	Geospace Technologies Corp.	2,543	105
*	Era Group Inc.	3,665	94
*	Basic Energy Services Inc.	3,592	87
	Gulfmark Offshore Inc.	2,038	82
*	Paragon Offshore plc	4,759	44
*	ION Geophysical Corp.	9,824	34
*	PetroQuest Energy Inc.	3,474	23
*	Forest Oil Corp.	9,212	15
			2,962
Financials (21.2%)
*	Portfolio Recovery
	Associates Inc.	9,682	550
*	Texas Capital Bancshares Inc.	8,329	450
	MarketAxess Holdings Inc.	7,296	430
	Bank of the Ozarks Inc.	12,479	399
	Glacier Bancorp Inc.	14,403	392
	PrivateBancorp Inc.	12,939	382
	Financial Engines Inc.	9,951	357
	MB Financial Inc.	12,313	348
	First Financial
	Bankshares Inc.	11,767	346
	Evercore Partners Inc.
	Class A	6,740	345
	Tanger Factory Outlet
	Centers Inc.	9,265	323
*	First Cash Financial
	Services Inc.	5,597	323
	Medical Properties Trust Inc.	22,335	315
	Virtus Investment
	Partners Inc.	1,364	305
*	Stifel Financial Corp.	6,355	304
	Home BancShares Inc.	9,191	273
	Retail Opportunity
	Investments Corp.	16,889	268
	Sabra Health Care REIT Inc.	9,135	260
	DiamondRock Hospitality Co.	18,907	252
	First Midwest Bancorp Inc.	14,545	245
	Pinnacle Financial
	Partners Inc.	6,460	232
	BBCN Bancorp Inc.	15,359	224
	Sovran Self Storage Inc.	2,736	211
	Post Properties Inc.	3,778	208
	UMB Financial Corp.	3,570	206
*	Encore Capital Group Inc.	4,568	203

			Market
			Value
		Shares	($000)
	HFF Inc. Class A	6,477	194
	Boston Private Financial
	Holdings Inc.	15,452	188
*	BofI Holding Inc.	2,385	184
	Columbia Banking
	System Inc.	7,008	182
	EastGroup Properties Inc.	2,727	177
	PS Business Parks Inc.	1,986	162
	RLI Corp.	3,396	152
	CoreSite Realty Corp.	4,174	146
	Old National Bancorp	11,111	146
	Lexington Realty Trust	13,099	143
	CVB Financial Corp.	8,943	139
	Greenhill & Co. Inc.	2,779	136
*	Forestar Group Inc.	6,753	135
	Employers Holdings Inc.	6,077	130
	Wilshire Bancorp Inc.	13,185	129
	United Community Banks Inc.	7,564	128
	Community Bank System Inc.	3,545	125
	American Assets Trust Inc.	3,520	123
	Inland Real Estate Corp.	11,199	117
	Parkway Properties Inc.	5,601	116
	Oritani Financial Corp.	7,619	114
	Acadia Realty Trust	3,778	109
	LTC Properties Inc.	2,562	105
	AMERISAFE Inc.	2,495	94
	First Commonwealth
	Financial Corp.	10,015	89
	National Penn
	Bancshares Inc.	8,839	88
	Chesapeake Lodging Trust	2,810	87
*	eHealth Inc.	3,432	84
	HCI Group Inc.	1,932	81
	Education Realty Trust Inc.	7,386	80
*	World Acceptance Corp.	1,021	80
	ViewPoint Financial
	Group Inc.	2,848	74
*	Investment Technology
	Group Inc.	4,252	72
	Associated Estates
	Realty Corp.	3,679	68
*	CareTrust REIT Inc.	3,829	67
	Universal Health Realty
	Income Trust	1,426	63
	City Holding Co.	1,429	61
	Saul Centers Inc.	1,213	61
	Universal Insurance
	Holdings Inc.	4,220	59
*	Green Dot Corp. Class A	2,818	53
	TrustCo Bank Corp. NY	6,783	48
	Cardinal Financial Corp.	2,600	47
	Urstadt Biddle Properties Inc.
	Class A	1,739	37
	Bank Mutual Corp.	5,198	34
*	First BanCorp	6,435	34
			12,892

47

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
Health Care (14.6%)
	West Pharmaceutical
	Services Inc.	13,668	594
*	Akorn Inc.	13,869	541
*	Medidata Solutions Inc.	9,835	458
*	Air Methods Corp.	6,815	400
*	PAREXEL International Corp.	6,380	360
*	MWI Veterinary Supply Inc.	2,486	353
*	Prestige Brands Holdings Inc.	10,022	347
*	Medicines Co.	12,569	322
*	NuVasive Inc.	9,009	316
*	Neogen Corp.	7,089	298
*	Amsurg Corp.	5,360	288
*	Cyberonics Inc.	4,668	268
*	Acorda Therapeutics Inc.	8,049	262
	Cantel Medical Corp.	6,475	236
*	Masimo Corp.	9,975	224
*	Lannett Co. Inc.	5,429	214
*	Ligand Pharmaceuticals Inc.	4,005	208
*	Omnicell Inc.	7,070	199
*	ABIOMED Inc.	6,861	179
*	MedAssets Inc.	7,557	174
*	IPC The Hospitalist Co. Inc.	3,307	160
*	Natus Medical Inc.	5,584	157
*	Haemonetics Corp.	4,220	151
*	Cambrex Corp.	5,930	130
*	Greatbatch Inc.	2,844	130
*	Depomed Inc.	7,636	117
*	Repligen Corp.	5,873	112
*	HealthStream Inc.	4,005	104
*	Anika Therapeutics Inc.	2,290	96
*	Integra LifeSciences
	Holdings Corp.	1,888	94
	Abaxis Inc.	1,921	92
*	CorVel Corp.	2,189	90
	Ensign Group Inc.	2,528	88
*	Spectrum
	Pharmaceuticals Inc.	10,667	86
	Meridian Bioscience Inc.	4,346	85
	Analogic Corp.	1,127	81
	Quality Systems Inc.	4,512	71
*	Luminex Corp.	3,738	70
	Computer Programs
	& Systems Inc.	1,118	69
*	Hanger Inc.	2,933	66
*	Bio-Reference
	Laboratories Inc.	2,055	60
*	Affymetrix Inc.	6,762	59
*	Albany Molecular
	Research Inc.	2,848	56
*	Cynosure Inc. Class A	2,445	55
*	Emergent Biosolutions Inc.	2,176	54
*	SurModics Inc.	2,633	54
	CryoLife Inc.	4,895	49
*	Momenta
	Pharmaceuticals Inc.	4,135	49

			Market
			Value
		Shares	($000)
*	Sagent Pharmaceuticals Inc.	1,612	45
*	Providence Service Corp.	973	44
*	Gentiva Health Services Inc.	2,142	39
	Landauer Inc.	851	31
			8,885
Industrials (14.3%)
	EnerSys	9,075	584
	Hillenbrand Inc.	12,147	406
	Toro Co.	6,353	391
*	Teledyne Technologies Inc.	3,992	388
*	Moog Inc. Class A	5,249	372
	Allegiant Travel Co. Class A	2,735	336
	Mobile Mini Inc.	7,949	311
*	On Assignment Inc.	9,030	267
	CIRCOR International Inc.	3,412	243
	AZZ Inc.	4,942	229
*	Saia Inc.	4,764	226
	Healthcare Services
	Group Inc.	7,602	208
*	GenCorp Inc.	11,261	208
	Apogee Enterprises Inc.	5,622	205
*	Dycom Industries Inc.	6,557	205
	Barnes Group Inc.	5,282	181
	Franklin Electric Co. Inc.	4,759	181
	Federal Signal Corp.	12,142	179
	Actuant Corp. Class A	4,936	167
*	DXP Enterprises Inc.	2,056	165
*	Taser International Inc.	10,429	163
	Tennant Co.	2,277	159
*	WageWorks Inc.	3,683	152
	AAON Inc.	8,083	151
	Watts Water Technologies
	Inc. Class A	2,254	143
*	Orbital Sciences Corp.	5,278	141
*	TrueBlue Inc.	5,182	141
	Forward Air Corp.	2,900	134
*	EnPro Industries Inc.	1,765	120
	Knight Transportation Inc.	4,695	119
	Exponent Inc.	1,548	113
	UniFirst Corp.	1,148	111
	Heartland Express Inc.	4,744	111
	G&K Services Inc. Class A	1,933	108
	Encore Wire Corp.	2,455	104
	Simpson Manufacturing
	Co. Inc.	2,945	95
*	Navigant Consulting Inc.	5,616	92
	Lindsay Corp.	1,170	91
	John Bean Technologies Corp.	3,077	89
	ArcBest Corp.	2,413	87
	Albany International Corp.	2,192	82
	Brady Corp. Class A	3,033	81
	Aceto Corp.	4,184	80
*	Roadrunner Transportation
	Systems Inc.	3,192	80
	Interface Inc. Class A	4,644	79
*	PGT Inc.	6,128	64

48

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
	Comfort Systems USA Inc.	4,086	62
*	Lydall Inc.	1,780	49
	Powell Industries Inc.	914	48
*	American Woodmark Corp.	1,221	48
*	Aerovironment Inc.	1,493	47
	American Science
	& Engineering Inc.	519	30
*	Veritiv Corp.	612	27
	Celadon Group Inc.	1,004	21
*	Vicor Corp.	1,756	14
			8,688
Information Technology (20.1%)
*	Cognex Corp.	15,956	670
*	Synaptics Inc.	6,967	572
	MAXIMUS Inc.	13,093	539
*	Tyler Technologies Inc.	5,618	500
	j2 Global Inc.	8,646	462
*	Manhattan Associates Inc.	14,658	423
*	Electronics For Imaging Inc.	9,010	397
*	Dealertrack Technologies Inc.	8,498	380
	Blackbaud Inc.	8,924	347
*	Cardtronics Inc.	8,603	305
*	ViaSat Inc.	5,196	296
*	Microsemi Corp.	11,012	293
*	Synchronoss
	Technologies Inc.	5,968	264
*	GT Advanced
	Technologies Inc.	14,762	263
*	Measurement Specialties Inc.	2,927	251
*	MicroStrategy Inc. Class A	1,747	243
*	comScore Inc.	6,229	239
	Methode Electronics Inc.	6,960	235
	Monotype Imaging
	Holdings Inc.	7,636	224
	NIC Inc.	11,591	217
	Power Integrations Inc.	3,584	214
*	iGATE Corp.	5,679	213
	MTS Systems Corp.	2,925	208
	Littelfuse Inc.	2,261	208
*	FARO Technologies Inc.	3,336	194
*	LogMeIn Inc.	4,408	186
	Heartland Payment
	Systems Inc.	3,737	179
*	Coherent Inc.	2,704	174
	Monolithic Power
	Systems Inc.	3,605	172
*	Virtusa Corp.	5,023	171
*	NetScout Systems Inc.	3,435	158
*	Advanced Energy
	Industries Inc.	7,324	141
*	Interactive Intelligence
	Group Inc.	3,145	135
*	Take-Two Interactive
	Software Inc.	5,509	130
*	Blucora Inc.	8,184	128

			Market
			Value
		Shares	($000)
*	CalAmp Corp.	6,541	126
*	Harmonic Inc.	18,353	121
*	Cirrus Logic Inc.	4,926	119
*	Perficient Inc.	6,692	115
*	OSI Systems Inc.	1,634	114
	CSG Systems
	International Inc.	4,094	113
	Tessera Technologies Inc.	3,821	113
*	Rogers Corp.	1,720	104
*	Progress Software Corp.	4,377	101
*	Bottomline Technologies
	de Inc.	3,569	100
	Daktronics Inc.	7,432	98
*	Stamps.com Inc.	2,852	96
*	Sykes Enterprises Inc.	3,936	82
*	Cabot Microelectronics Corp.	1,915	82
*	ExlService Holdings Inc.	2,736	75
	CTS Corp.	3,928	70
	Badger Meter Inc.	1,314	68
*	Newport Corp.	3,319	63
	Epiq Systems Inc.	4,209	61
*	XO Group Inc.	4,796	56
*	LivePerson Inc.	4,299	55
*	Ixia	5,675	55
	Forrester Research Inc.	1,283	50
*	Ultratech Inc.	1,848	48
*	Exar Corp.	4,781	48
*	TeleTech Holdings Inc.	1,637	44
*	DTS Inc.	1,742	42
*	Tangoe Inc.	2,734	38
*	Dice Holdings Inc.	4,363	37
*	Digital River Inc.	2,258	34
*	Nanometrics Inc.	1,612	27
*	Fabrinet	1,581	26
*	CEVA Inc.	1,335	20
*	Agilysys Inc.	1,621	20
*	Procera Networks Inc.	1,679	17
*	DSP Group Inc.	1,866	17
*	Kopin Corp.	4,016	16
*	Entropic Communications Inc.	6,003	16
	Electro Scientific
	Industries Inc.	1,548	11
*	QuinStreet Inc.	1,792	9
			12,238
Materials (5.8%)
	US Silica Holdings Inc.	10,398	747
*	KapStone Paper
	and Packaging Corp.	15,577	479
	HB Fuller Co.	9,689	456
	Balchem Corp.	5,880	302
*	Flotek Industries Inc.	9,147	254
*	Stillwater Mining Co.	8,556	159
*	SunCoke Energy Inc.	6,351	153
*	Calgon Carbon Corp.	5,571	118
	Globe Specialty Metals Inc.	5,654	116

49

S&P Small-Cap 600 Growth Index Fund

		Market
		Value
	Shares	($000)
* RTI International Metals Inc.	3,686	107
Quaker Chemical Corp.	1,358	106
Schweitzer-Mauduit
International Inc.	2,419	104
* AK Steel Holding Corp.	9,265	101
* Headwaters Inc.	7,396	96
American Vanguard Corp.	4,844	65
Deltic Timber Corp.	910	60
Myers Industries Inc.	2,234	44
FutureFuel Corp.	2,619	36
		3,503
Telecommunication Services (0.5%)
* 8x8 Inc.	15,949	124
Consolidated
Communications
Holdings Inc.	3,043	74
Lumos Networks Corp.	3,482	51
* General Communication Inc.
Class A	3,300	37
NTELOS Holdings Corp.	1,115	15
		301
Utilities (0.2%)
American States Water Co.	3,079	99
Total Investments (100.0%)
(Cost $60,424)		60,803
Other Assets and Liabilities (0.0%)
Other Assets		782
Liabilities		(770)
		12
ETF Shares—Net Assets (100%)
Applicable to 600,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		60,815
Net Asset Value Per Share—
ETF Shares		$101.36

At August 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	60,471
Undistributed Net Investment Income	224
Accumulated Net Realized Losses	(259)
Unrealized Appreciation (Depreciation)	379
Net Assets	60,815

See Note A in Notes to Financial Statements.
* Non-income-producing security.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

50

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2014
($000)
Investment Income
Income
Dividends	438
Interest[1]	1
Total Income	439
Expenses
The Vanguard Group—Note B
Management and Administrative	57
Custodian Fees	19
Auditing Fees	21
Shareholders’ Reports	4
Total Expenses	101
Net Investment Income	338
Realized Net Gain (Loss)
Investment Securities Sold	8,435
Futures Contracts	2
Realized Net Gain (Loss)	8,437
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,644)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,131
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements

51

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	338	189
Realized Net Gain (Loss)	8,437	1,457
Change in Unrealized Appreciation (Depreciation)	(3,644)	2,459
Net Increase (Decrease) in Net Assets Resulting from Operations	5,131	4,105
Distributions
Net Investment Income
Institutional Shares	—	—
ETF Shares	(239)	(163)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(239)	(163)
Capital Share Transactions
Institutional Shares	(8)	(1)
ETF Shares	33,985	3,865
Net Increase (Decrease) from Capital Share Transactions	33,977	3,864
Total Increase (Decrease)	38,869	7,806
Net Assets
Beginning of Period	21,946	14,140
End of Period[1]	60,815	21,946
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $224,000 and $125,000.

See accompanying Notes, which are an integral part of the Financial Statements

52

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares
				Sept. 7,
				2010[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$87.79	$70.70	$61.18	$49.82
Investment Operations
Net Investment Income	. 668 [2]	.822	.531[2]	.422
Net Realized and Unrealized Gain (Loss) on Investments	13.432	17.083	9.326	11.248
Total from Investment Operations	14.100	17.905	9.857	11.670
Distributions
Dividends from Net Investment Income	(.530)	(.815)	(.337)	(.310)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.530)	(.815)	(.337)	(.310)
Net Asset Value, End of Period	$101.36	$87.79	$70.70	$61.18

Total Return	16.07%	25.59%	16.17%	23.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$61	$22	$14	$28
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	0.66%	1.03%	0.83%	0.78%[3]
Portfolio Turnover Rate [4]	44%	39%	45%	106%
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements

53

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were issued and redeemed during the fiscal year ended August 31, 2014. As of August 31, 2014, there were no investors in the Institutional share class. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

54

S&P Small-Cap 600 Growth Index Fund

During the year ended August 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2014, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2014, the fund had contributed capital $6,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

55

S&P Small-Cap 600 Growth Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2014, the fund realized $7,797,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2014, the fund had $235,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $649,000 to offset taxable capital gains realized during the year ended August 31, 2014. At August 31, 2014, the fund had available capital losses totaling $261,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2014, the cost of investment securities for tax purposes was $60,433,000. Net unrealized appreciation of investment securities for tax purposes was $370,000, consisting of unrealized gains of $4,027,000 on securities that had risen in value since their purchase and $3,657,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2014, the fund purchased $122,012,000 of investment securities and sold $87,926,000 of investment securities, other than temporary cash investments. Purchases and sales include $100,236,000 and $65,260,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares[1]
Issued	658	3	510	3
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(666)	(3)	(511)	(3)
Net Increase (Decrease) —Institutional Shares	(8)	—	(1)	—
ETF Shares
Issued	99,669	1,000	11,428	150
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(65,684)	(650)	(7,563)	(100)
Net Increase (Decrease) —ETF Shares	33,985	350	3,865	50
1 Institutional Shares were issued and redeemed during 2013 and 2014. As of August 31, 2014, there were no investors in the Institutional share class.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2014, that would require recognition or disclosure in these financial statements.

56

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and the Shareholders of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund (constituting separate portfolios of Vanguard Admiral Funds, hereafter referred to as the “Funds”) at August 31, 2014, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 15, 2014

57

Special 2014 tax information (unaudited) for Vanguard S&P Small-Cap 600 Index Funds

This information for the fiscal year ended August 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P Small-Cap 600 Index Fund	2,166
S&P Small-Cap 600 Value Index Fund	453
S&P Small-Cap 600 Growth Index Fund	188

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Small-Cap 600 Index Fund	82.6%
S&P Small-Cap 600 Value Index Fund	81.7
S&P Small-Cap 600 Growth Index Fund	97.9

58

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Small Cap 600 Index Funds
Periods Ended August 31, 2014

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares
Returns Before Taxes	18.47%	20.18%
Returns After Taxes on Distributions	18.19	19.95
Returns After Taxes on Distributions and Sale of Fund Shares	10.60	16.23
		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Returns Before Taxes	20.64%	20.00%
Returns After Taxes on Distributions	20.35	19.76
Returns After Taxes on Distributions and Sale of Fund Shares	11.85	16.09

		Since
	One	Inception
	Year	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Returns Before Taxes	16.07%	20.34%
Returns After Taxes on Distributions	15.90	20.19
Returns After Taxes on Distributions and Sale of Fund Shares	9.19	16.40

59

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

60

Six Months Ended August 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2014	8/31/2014	Period
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
Institutional Shares	$1,000.00	$1,012.67	$0.41
ETF Shares	1,000.00	1,012.37	0.76
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,026.67	$1.02
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$996.26	$1.01
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

61

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P Small-Cap 600 Index Fund, S&P Small-Cap 600 Value Index Fund, and S&P Small-Cap 600 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interest of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory fee rate was also well below its peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

62

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

63

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Independent Trustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
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You can review and copy information about your fund at
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find out more about this public service, call the SEC at
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available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18450 102014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2014: $212,000 Fiscal Year Ended August 31, 2013: $201,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2014: $6,605,127
Fiscal Year Ended August 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2014: $2,176,479
Fiscal Year Ended August 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2014: $316,869
Fiscal Year Ended August 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2014: $198,163
Fiscal Year Ended August 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2014: $515,032
Fiscal Year Ended August 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: October 22, 2014
VANGUARD ADMIRAL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: October 22, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.